As filed with the Securities and Exchange Commission on January 27, 2017
Securities Act Registration No. 333-136185
Investment Company Act Registration No. 811-21934

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[x]
Pre-Effective Amendment No. __	[_]
Post-Effective Amendment No. 34	[x]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[x]
Amendment No. 36	[x]

(Check appropriate box or boxes.)

RiverNorth Funds
(Exact Name of Registrant as Specified in Charter)

325 N. LaSalle Street
Suite 645
Chicago, IL 60654
(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code: (312) 832-1440

Marcus L. Collins
325 N. LaSalle Street
Suite 645
Chicago, IL 60654
(Name and Address of Agent for Service)

With copy to:
Joshua B. Deringer
Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

[_]	immediately upon filing pursuant to paragraph (b)
[X]	on January 28, 2017 pursuant to paragraph (b)
[_]	60 days after filing pursuant to paragraph (a)(1)
[_]	on (date) pursuant to paragraph (a)(1)
[_]	75 days after filing pursuant to paragraph (a)(2)
[_]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[_]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

OPPORTUNISTIC INVESTMENT STRATEGIES

1.28.2017

Prospectus

RiverNorth Core Opportunity Fund

Class I: RNCIX, Class R: RNCOX

Investment Adviser: RiverNorth Capital Management, LLC 325 N. LaSalle Street, Suite 645 Chicago, IL 60654

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION	2
Investment Objective	2
Fees and Expenses of the Fund	2
Portfolio Turnover	2
Principal Investment Strategies	2
Principal Risks	3
Performance	7
Portfolio Management	8
Buying and Selling Fund Shares	8
Tax Information	9
Payments to Broker-Dealers and Other Financial Intermediaries	9
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS	9
The Fund’s Investment Objective	9
The Fund’s Principal Strategies	9
The Fund’s Principal Investment Risks	11
Other Information About the Fund	16
HOW TO BUY SHARES	16
Opening an Account	16
Purchasing Shares	17
Minimum Investments	18
Other Purchase Information	18
HOW TO REDEEM (SELL) SHARES	19
Redeeming Shares	19
Redeeming By Mail	19
Telephone Redemptions	20
Redemptions-In-Kind	20
Redemption Fee	20
Additional Redemption Information	20
DISTRIBUTION PLAN	21
VALUING THE FUND’S ASSETS	21
DIVIDENDS, DISTRIBUTIONS AND TAXES	21
Dividends and Distributions	21
Taxes	22
MANAGEMENT OF THE FUND	22
SHAREHOLDER STATEMENTS AND REPORTS	23
FINANCIAL HIGHLIGHTS	23
PRIVACY POLICY	27
FOR MORE INFORMATION	Back Cover

1

SUMMARY SECTION

Investment Objective
The Fund’s investment objective is long-term capital appreciation and income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class R Shares	Class I Shares
Redemption Fee (as a % of amount redeemed if held less than 90 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.11%	0.11%
Acquired Fund Fees and Expenses(1)	1.45%	1.45%
Total Annual Fund Operating Expenses	2.81%	2.56%

(1)
Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class R Shares	$284	$871	$1,483	$3,133
Class I Shares	$259	$796	$1,360	$2,891

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example, affect the Fund’s performance.  For the fiscal year ended September 30, 2016, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies
The Fund’s adviser will allocate the Fund’s investments among equities, fixed income securities, and cash and cash equivalents. The adviser may allocate to the various asset classes either through the purchase of closed-end investment companies, exchange-traded funds (“ETFs”) and other investment companies (collectively, “Underlying Funds”) or through direct investment in the various securities. The adviser considers a number of factors when making these allocations, including fundamental and technical analysis to assess the relative risk and reward potential throughout the financial markets. As a result, the percentages allocated to equities, fixed income securities and cash and cash equivalents will vary. However, the adviser expects that, under normal circumstances, approximately 40%-80% of the Fund’s assets will be allocated to equity-related securities, without regard to market capitalization, style and sector. Fixed income-related securities of any maturity and credit quality are expected to comprise, under normal circumstances, approximately 20%-60% of the Fund’s investment portfolio, which may include investments in debt securities rated below investment grade. The Fund does not expect to directly invest in securities rated below Baa3 by Moody’s Investor Services, Inc. (“Moody’s”), (securities rated below BBB by S&P Global Ratings (“S&P”) and Baa3 by Moody’s are commonly referred to as “junk bonds”), although it may invest in Underlying Funds that hold securities rated below Baa3 or that are in default.

2

To achieve exposure to the asset classes discussed above, the Fund will typically invest more than 50% of its assets in Underlying Funds. The remaining portion of the Fund’s assets will be invested in individual equity and fixed income securities and real estate investment trusts (“REITs”), limited partnerships and structured securities, such as collateralized mortgage and debt obligations. REITs are companies that invest in real estate either directly or through mortgage securities. Collateralized mortgage obligations are securities that are backed by a pool of mortgage instruments and collateralized debt obligations are securities backed by a pool of bonds, debt or other assets. The Fund may invest directly in exchange-traded notes (“ETNs”), which are debt securities whose returns are linked to a particular index. The Fund may also invest in structured notes, which are debt securities whose returns are linked to the performance of a single equity security, a basket of equity securities, or an equity index.

The Fund also may invest directly in the equity and debt securities of U.S. corporate issuers, and U.S. Government securities. Equity securities purchased by the Fund may include, but are not limited to, common stocks, preferred stocks, convertible securities, and warrants to buy common stocks. Fixed income securities purchased by the Fund may include corporate bonds, U.S. Treasury securities and municipal bonds.  In addition, the Fund may invest without limitation in foreign securities, including securities issued in emerging market countries, either directly or by purchasing sponsored or unsponsored American Depositary Receipts (“ADRs”). Unsponsored ADRs are generally established by banks or brokers and may not share in the benefits or voting rights of sponsored ADRs.  The Fund may also invest in Underlying Funds that hold foreign securities or ADRs. The Fund may also seek to realize additional gains or hedge investments by selling a security short. When the Fund engages in a short sale, it sells a security it does not own and, to complete the sale, borrows the same security from a broker or other institution. The Fund may liquidate positions in order to change the Fund’s asset allocation or to generate cash to invest in more attractive opportunities, which may result in a larger portion of any net gains being realized as short-term capital gains. In addition, a negative change in the fundamental or qualitative characteristics of the issuer may cause the adviser to sell a security. Finally, the adviser may sell a security when its price approaches, meets or exceeds the adviser’s target price.

The Fund may enter into total return swaps. Total return swaps are agreements that provide the Fund with a return based on the performance of an underlying asset (called a “reference asset”), in exchange for fee payments to a counterparty based on a specific rate of return. The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month. The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the reference asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the reference asset does not perform as anticipated by the adviser. The Fund may use its own net asset value or the net asset value of a similar fund as the reference asset in a total return swap. This strategy serves to reduce “cash drag” (the impact of uninvested cash on the Fund’s overall return) by replacing it with the total return of the Fund’s own, or a similar fund’s investment holdings. The Fund records fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses.

Principal Risks
All mutual funds carry a certain amount of risk. The Fund’s returns will vary and you could lose money on your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency. Below are some specific risks of investing in the Fund.

Borrowing Risk.  The Fund may borrow amounts up to one-third of the value of its total assets, but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Fund will not purchase additional portfolio securities while outstanding borrowings exceed 5% of the value of its total assets.

3

Closed-End Fund Risk.  The Fund invests in closed-end investment companies or funds.  The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Convertible Security Risk. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Derivatives Risk.  To the extent the Fund invests in derivative securities, there is the risk that an insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

Emerging Markets Risk.  Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

Equity Risk.  To the extent the Fund invests in common stocks, preferred stocks, convertible securities, rights and warrants, it will be exposed to equity risk.  Equity markets may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally.  Preferred stocks often behave more like fixed income securities.  If interest rates rise, the value of preferred stocks having a fixed dividend rate tends to fall.  The value of convertible securities fluctuates with the value of the underlying stock.  Convertible stocks can also fluctuate based on the issuer’s credit rating or creditworthiness and may be subject to call or redemption by the issuer. Rights and warrants do not necessarily move in parallel with the price of the underlying stock and the market for rights and warrants may be limited.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Exchange-Traded Note Risk. The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. There may be restrictions on the Fund’s right to redeem its investment in an ETN, and there may be limited availability of a secondary market.

4

Fixed Income Risk. The Fund may invest directly or indirectly through Underlying Funds that invest in fixed income securities, including high yield securities, also known as “junk bonds.” Fixed income securities increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Junk bonds are not considered to be investment grade. Junk bonds may provide greater income and opportunity for gain, but entail greater risk of loss of principal. The issuer of a fixed income security may not be able to make interest and principal payments when due. With regard to junk bond issuers, the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation may be more at risk. Some of the related risks of fixed income securities include:

•	Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due.
•
High Yield Securities/Junk Bond Risk.  The Fund may invest in Underlying Funds that invest in high yield securities, also known as “junk bonds.”  High yield securities may provide greater income and opportunity for gain, but entail greater risk of loss of principal.

•
Government Risk.  The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.  All U.S. Government obligations are subject to interest rate risk.

•
Interest Rate Risk.  The Fund’s share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund’s investments generally will decline, as will the value of your investment in the Fund.  Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.

•
Sovereign Obligation Risk.  The Underlying Funds may invest in sovereign debt obligations.  The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Funds may have limited recourse in the event of a default.

Foreign Investing Risk. Investments in foreign securities may be affected by currency controls and exchange rates; different accounting, auditing, financial reporting, and legal standards and practices, expropriation, changes in tax policy, greater market volatility, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging or developing countries.

Investment Style Risk.  The Fund is managed by allocating the Fund’s assets to Underlying Funds.  Underlying Funds charge their own management and operating fees.  This may cause the Fund to underperform funds that do not allocate their assets to Underlying Funds.

Large Shareholder Purchase and Redemption Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Management Risk. The adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s judgment will produce the desired results.

5

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Preferred Stock Risk.  Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but less risky than its common stock.  There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable.  When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

REIT Risk. The value of Equity REITs may be affected by changes in the value and vacancy rate of the underlying property owned by the REITs, while the value of mortgage REITs may be affected by the quality of any credit extended. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. Mortgage REITS are also subject to prepayment risk.  Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Short Sale Risk. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the Fund’s return. Generally the short sales in which the Fund may invest will not be “against the box,” meaning the Fund will not own the shorted security, so theoretically the potential loss resulting from short sales is unlimited.

Smaller Company Risk.  The Fund, directly or indirectly through Underlying Funds, may invest in smaller capitalization companies (companies with market capitalizations of $1 billion or less).  The earnings and prospects of smaller companies are more volatile than those of larger companies.  Smaller companies also may experience higher failure rates than larger companies.  In addition, the securities of smaller companies may trade less frequently and in smaller volumes than the securities of larger companies, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.  Finally, smaller companies may have limited markets, product lines or financial resources and may lack management experience.

Structured Notes Risk. Structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, and the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of the imbedded derivative features, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.

Swap Risk. The Fund may invest in total return swap agreements. The degree to which the Fund may invest in these instruments is not limited, although maximum notional amounts are generally set by counterparties.  These agreements are considered derivatives.  Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. The use of swaps may not always be successful; using swaps could lower Fund total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed the Fund’s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out the Fund’s investment at a reasonable price, which could turn an expected gain into a loss.

Tax Risk. With respect to federal income taxes, any distributions to shareholders that represent income from taxable securities will generally be taxable as ordinary income, while other distributions, such as capital gains, are taxable to the same extent they would be for any mutual fund. Distributions also are generally subject to state taxes with certain exceptions (e.g. some states may have an exception where a portion of the Fund’s income is attributable to municipal securities issued in the state in which you reside). New federal or state governmental action could adversely affect the tax-exempt status of securities held by the Fund, resulting in higher tax liability for shareholders and potentially hurting Fund performance as well.

6

Underlying Fund Risk. The Fund will incur higher and duplicative expenses, including advisory fees, when it invests in Underlying Funds. There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying Funds (such as the use of derivatives). The Underlying Funds in which the Fund invests that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transactions costs and other expenses of the Underlying Funds. The shares of closed-end funds frequently trade at a discount to their net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase.

Performance
The bar chart below shows how the Fund’s Class R Shares’ investment results have varied from year to year. The table below shows how the Class R and Class I Shares’ average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund (before and after taxes) is no guarantee of how it will perform in the future. Performance for the Fund is updated monthly and may be obtained online at www.RiverNorth.com or by calling 1.888.848-7569.

Calendar Year Total Returns through December 31, 2016 – Class R Shares

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
9.67%
27.55%
48.91%
17.50%
-2.18%
14.57%
15.39%
6.28%
-5.89%
12.17%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Highest/Lowest quarterly results during this time period were – Class R Shares:

Best Quarter:	2nd Quarter, 2009	22.84%
Worst Quarter:	3rd Quarter, 2008	-15.04%

Average Annual Total Returns (as of December 31, 2016)
	1 Year	5 Years	10 Years
RiverNorth Core Opportunity Fund – Class R
Return Before Taxes	12.17%	8.20%	7.27%
Return After Taxes on Distributions	9.93%	5.77%	5.35%
Return After Taxes on Distributions and Sale of Fund Shares	6.84%	5.69%	5.17%
RiverNorth Core Opportunity Fund – Class I				Since Inception (August 11, 2014)
Return Before Taxes	12.46%			2.77%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%	-0.67%
Blend Index (reflects no deduction for fees, expenses, or taxes)	8.31%	9.69%	6.21%	0.81%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.

7

The S&P 500 Index is the Fund's primary benchmark.  The Blend Index is calculated by the adviser and consists of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index (“Barclays Index”). The Blend Index is representative of a broader market and range of securities than are found in the Fund’s portfolio. The 60/40 blend reflects the typical mix of equity and fixed income exposure in the Fund.  The 60/40 blend is not subject to change based on the actual investments in the Fund. The S&P 500 Index consists of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market. The Barclays Index measures the performance of investment-grade fixed-rate debt obligations of U.S. and foreign corporations that are taxable, dollar-denominated, non-convertible, publicly traded, and with maturities of at least 1 year. The Barclays Index assumes reinvestment of all distributions.

Portfolio Management
Investment Adviser – RiverNorth Capital Management, LLC

Portfolio Managers
•	Patrick W. Galley, CFA®, Co-Portfolio Manager of the Fund and Chief Investment Officer of RiverNorth Capital Management, LLC. Portfolio Manager of the Fund since its inception in 2006.
•	Stephen O’Neill, CFA®, Co-Portfolio Manager of the Fund and Portfolio Manager of RiverNorth Capital Management, LLC. Portfolio Manager of the Fund since 2008.

Buying and Selling Fund Shares
To open an account and make an initial purchase directly with the Fund, you can mail a check (payable to RiverNorth Funds) in the minimum amounts described below along with a completed and signed Account Application. To obtain an Account Application, call 1-888-848-7569 or download one from www.RiverNorth.com.

Minimum Initial Investment for Class R Shares
$1,000 for IRA accounts
$5,000 for other types of accounts

Minimum Initial Investment for Class I Shares
$5,000,000 for IRA accounts
$5,000,000 for other types of accounts

Minimum Subsequent Investment for the Fund
$100 for all accounts

To Place Orders
By Mail: RiverNorth Funds P.O. Box 1920 Denver, CO 80201	Overnight Mail: RiverNorth Funds c/o ALPS Fund Services 1290 Broadway, Suite 1100 Denver, CO 80203
By Phone: 1-888-848-7569

You may purchase or redeem (sell) shares by (i) writing to the address above, or by telephone at the number above or (ii) through a broker, dealer or other financial intermediary that has entered into an agreement with the Fund’s distributor.

You may normally redeem (sell) your shares on any Business Day that the New York Stock Exchange is open and the Fund receives such redemption request in good order by mail or telephone.

8

Tax Information
The Fund’s distributions are taxable and will be taxed as ordinary income, long-term capital gains, qualified dividend income or a combination of the above, unless you are investing through a tax-exempt or tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Distributions from a tax-exempt or tax-deferred account may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS

The Fund’s Investment Objective
The Fund’s investment objective is long-term capital appreciation and income.

The Fund’s Principal Strategies
The Fund pursues a flexible and tactically managed asset allocation strategy. The strategy utilizes a mix of various asset classes and investment vehicles that the Fund’s adviser believes will produce an optimal portfolio asset mix similar to that achieved by an institutional investor. The Fund is designed to provide investors with a single highly diversified and integrated investment solution for their long-term investment portfolio. That is, it is intended as the base, or core, from which a patient investor can build an investment portfolio.

The Fund’s adviser has the ability to allocate the Fund’s investments among international and domestic equities, fixed income securities, and cash and cash equivalents. The adviser may allocate to the various asset classes either through the purchase of closed-end investment companies, exchange-traded funds (“ETFs”) and other investment companies (collectively, “Underlying Funds”) or through direct investment in the various securities. Allocations to asset classes, investment vehicles, sectors and countries are made based on the research and judgment of the adviser. The adviser considers a number of factors when making these allocations, including fundamental and technical analysis to assess the relative risk and reward potential throughout the financial markets. As a result, the percentages allocated to equities, fixed income securities and cash and cash equivalents will vary. However, the adviser expects that under normal circumstances, approximately 40%-80% of the Fund’s assets will be allocated to equity related securities, without regard to market capitalization, style and sector. Fixed income related securities of any maturity and credit quality are expected to, under normal circumstances, comprise approximately 20%-60% of the Fund’s investment portfolio, which may include investments in debt securities rated below investment grade. The Fund does not expect to directly invest in securities rated below Baa3 by Moody’s (securities rated below BBB by S&P and Baa3 by Moody’s are commonly referred to as “junk bonds”) although it may invest in Underlying Funds that hold securities rated below Baa3 or that are in default.

To achieve exposure to the asset classes discussed above, the Fund will typically invest more than 50% of its assets in Underlying Funds. The remaining portion of the Fund’s assets will be invested in individual equity and fixed income securities and REITs, limited partnerships and structured securities, such as collateralized mortgage and debt obligations. REITs are companies that invest in real estate either directly or through mortgage securities. Collateralized mortgage obligations are securities that are backed by a pool of mortgage instruments and collateralized debt obligations are securities backed by a pool of bonds, debt or other assets. The Fund may invest directly in ETNs, which are debt securities whose returns are linked to a particular index. The Fund may also invest in structured notes, which are debt securities whose returns are linked to the performance of a single equity security, a basket of equity securities, or an equity index. Rather than paying a straight fixed or floating coupon, the interest payment typically fluctuates based on the value of the linked item, as well as the underlying debt obligation.

When considering investments in a closed-end fund, the adviser analyzes the Fund’s portfolio to ascertain growth and income potential and uses historical models to determine whether the fund is trading at an attractive discount. When shares of a closed-end fund can be purchased at a discount to net asset value, investors are buying a dollar’s worth of assets for less than a dollar. The narrowing or elimination of the discount and/or the appreciation of the value of the closed-end fund will typically result in a gain to the Fund. An ETF is an investment company that typically seeks to track the performance of a particular market index. These indices include not only broad-market indices, but more specific indices as well, including those relating to particular sectors, markets, regions and industries. ETFs will be selected based on their ability to offer specific sector and style exposure in a cost and tax efficient manner. The Fund purchases ETF shares on the secondary market. Unlike a fund of funds that allocates its assets based on the perceived ability of the advisers to the Underlying Funds, the Fund’s adviser actively manages the Fund’s portfolio among the Underlying Funds based on its research and analysis of the market and the investment merit of the Underlying Funds themselves.

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The Investment Company Act of 1940, as amended (the “1940 Act”) restricts investments by registered investment companies, such as the Fund, in the securities of other investment companies, including ETFs. However, pursuant to exemptive orders issued by the Securities and Exchange Commission (“SEC”) to various ETF sponsors, the Fund is permitted to invest in these ETFs beyond the limits set forth in the 1940 Act subject to certain terms and conditions set forth in the applicable exemptive order, including a condition that the Fund enter into an agreement with the relevant ETF sponsor prior to investing beyond the 1940 Act’s limits.

The Fund also may invest directly in the equity and debt securities of U.S. corporate issuers, and U.S. Government securities. Equity securities purchased by the Fund may include, but are not limited to, common stocks, preferred stocks, convertible securities, and warrants to buy common stocks. Fixed income securities purchased by the Fund may include corporate bonds, U.S. Treasury securities and municipal bonds.  In addition, the Fund may invest without limitation in foreign securities, including securities issued in emerging market countries, either directly or by purchasing sponsored or unsponsored ADRs.  Unsponsored ADRs are generally established by banks or brokers and may not share in the benefits or voting rights of sponsored ADRs.  The Fund may also invest in Underlying Funds and other investment companies that hold foreign securities or ADRs.

The Fund may seek to realize additional gains or hedge investments by selling a security short. A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer. The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender. The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

The Fund may obtain exposure to below investment grade securities (i.e., junk bonds), debt obligations of foreign governments (i.e., sovereign debt obligations), supranational debt (i.e., debt issued by entities such as the World Bank and the Asian Development Bank), foreign currency transactions and commodities, principally through its investments in Underlying Funds and other investment companies that invest in these asset classes, although the Fund may also invest directly in such instruments.

The Fund may enter into total return swaps. Total return swaps are agreements that provide the Fund with a return based on the performance of an underlying asset (called a “reference asset”), in exchange for fee payments to a counterparty based on a specific rate of return. The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month or when the amount owed to either party reaches some specific amount. The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the reference asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the reference asset does not perform as anticipated by the adviser. The Fund may use its own net asset value or the net asset value of a similar fund as the reference asset in a total return swap. This strategy serves to reduce “cash drag” (the impact of uninvested cash on the Fund’s overall return) by replacing it with the total return of the Fund’s own, or a similar fund’s investment holdings. The Fund records fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses.  While it is possible to lose money investing in total return swaps, the adviser has determined that the use a total return swap, over time, will benefit the Fund and its shareholders by providing market exposure to the cash positions held by the Fund.  To minimize the risk, the adviser periodically examines the creditworthiness of the counterparty.  The maximum notional amount available for the total return swap is generally some percentage of the Fund’s total assets or the assets of the reference asset, usually aggregated with other funds also using the same reference asset.  Settlement of amounts owed between the parties occurs monthly or when the amount owed exceeds a limit established between the parties.

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The Fund may liquidate positions in order to change the Fund’s asset allocation or to generate cash to invest in more attractive opportunities, which may result in a larger portion of any net gains being realized as short-term capital gains. In addition, a negative change in the fundamental or qualitative characteristics of the issuer may cause the adviser to sell a security. Finally, the adviser may sell a security when its price approaches, meets or exceeds the adviser’s target price. For instance, the adviser may sell shares of a closed-end fund when it is no longer selling at a discount. This may result in a higher rate of portfolio turnover. A higher portfolio turnover rate may indicate higher transaction cost and may result in higher taxes when Fund shares are held in a taxable account.

The Fund’s Principal Investment Risks
All mutual funds carry a certain amount of risk. The Fund’s returns will vary and you could lose money on your investment in the Fund. Below are some specific risks of investing in the Fund.

Borrowing Risk.  The Fund will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Fund will not purchase additional portfolio securities while outstanding borrowings exceed 5% of the value of its total assets.

Closed-End Fund Risk.  The Fund invests in closed-end investment companies or funds.  The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Convertible Security Risk. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Derivatives Risk.  Some of the instruments in which the Fund may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments and each type of derivative instrument may have its own special risks.

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Some over-the-counter derivatives instruments may expose the Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, the Fund will lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

Investing for hedging purposes or to increase the Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the adviser or sub-adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested.

Emerging Markets Risk. In addition to the risks associated with Foreign Investing Risk discussed below, countries with emerging markets may have relatively unstable governments, social, financial and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

Equity Risk.  To the extent the Fund invests in common stocks, preferred stocks, convertible securities, rights and warrants, it will be exposed to equity risk.  Equity markets may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally.  Preferred stocks often behave more like fixed income securities.  If interest rates rise, the value of preferred stocks having a fixed dividend rate tends to fall.  The value of convertible securities fluctuates with the value of the underlying stock.  Convertible stocks can also fluctuate based on the issuer’s credit rating or creditworthiness and may be subject to call or redemption by the issuer. Rights and warrants do not necessarily move in parallel with the price of the underlying stock and the market for rights and warrants may be limited.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Exchange-Traded Note Risk. The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. ETNs in which the Fund may invest typically mature thirty years from the date of issue. The issuer’s credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Fixed Income Risk. Fixed income securities increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. The issuer of a fixed income security may not be able to make interest and principal payments when due. This risk is increased in the case of issuers of high yield securities, also known as “junk bonds.” If a U.S. Government agency or instrumentality in which the Fund invests defaults, and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of certain U.S. Government sponsored entities are neither issued nor guaranteed by the U.S. Government. Fixed income risks include components of the following additional risks:

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Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund. The Fund may invest in an Underlying Fund that invests in securities that are rated in the lowest investment grade category. Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

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High Yield Securities/Junk Bond Risk. The Fund may invest in Underlying Funds that invest in high yield securities, also known as “junk bonds.” High yield securities are not considered to be investment grade. High yield securities may provide greater income and opportunity for gain, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of the Underlying Fund to sell high yield securities at the price at which it is being valued for purposes of calculating net asset value.

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Government Risk. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate. In addition, securities issued by Freddie Mac, Fannie Mae and Federal Home Loan Banks are not obligations of, or insured by, the U.S. Government. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price could fall. All U.S. Government obligations are subject to interest rate risk.

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Interest Rate Risk. The Fund’s share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund’s investments generally will decline, as will the value of your investment in the Fund. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.

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Sovereign Obligation Risk. The Underlying Funds may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Funds may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts.

Foreign Investing Risk. Because the Fund may invest in foreign securities directly or indirectly in ADRs and Underlying Funds that hold foreign debt and equity securities, including the debt of foreign governments and supranational organizations, and ADRs, it is subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

Investment Style Risk.  The Fund is managed by allocating the Fund’s assets to Underlying Funds   Underlying Funds charge their own management and operating fees.  This may cause the Fund to underperform funds that do not allocate their assets to Underlying Funds.

Large Shareholder Purchase and Redemption Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value  and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

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Management Risk. The adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s judgment will produce the desired results. In addition, the Fund may allocate its assets so as to under-emphasize or over-emphasize ETFs or other investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Preferred Stock Risks.  Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but less risky than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of “non-cumulative” preferred stocks) or defer (in the case of “cumulative” preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

REIT Risk. The Fund may invest in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value and vacancy rate of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. Mortgage REITs are also subject to prepayment risk.  Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Short Sale Risk. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the Fund’s return. Generally the short sales in which the Fund may invest will not be “against the box,” meaning the Fund will not own the shorted security, so theoretically the potential loss resulting from short sales is unlimited.

Smaller Company Risk. The Fund may invest in smaller capitalization companies (that is, companies with market capitalizations of $1 billion or less). The earnings and prospects of smaller companies are more volatile than those of larger companies. Smaller companies also may experience higher failure rates than do larger companies. In addition, the securities of smaller companies may trade less frequently and in smaller volumes than the securities of larger companies, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Finally, smaller companies may have limited markets, product lines or financial resources and may lack management experience.

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Structured Notes Risk. Structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, and the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of the imbedded derivative features, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. It is impossible to predict whether the referenced factor (such as an index or interest rate) or prices of the underlying securities will rise or fall. To the extent that the fixed income portion of the Fund’s portfolio includes structured notes, the Fund may be more volatile than other funds that do not invest in structured notes. The actual trading prices of structured notes may be significantly different from the principal amount of the notes. If the Fund sells the structured notes prior to maturity, it may suffer a loss of principal. At final maturity, structured notes may be redeemed in cash or in kind, which is at the discretion of the issuer. If the notes are redeemed in kind, the Fund would receive shares of stock at a depressed price. To the extent that a structured note is not principal-protected through an insurance feature, the note’s principal will not be protected. In the case of a decrease in the value of the underlying asset, the Fund would receive shares at a value less than the original amount invested; while an increase in the value of an underlying asset will not increase the return on the note.

Swap Risk. The Fund may invest in total return swap agreements. The degree of the Fund’s investment in these instruments is not limited, although maximum notional amounts are generally set by counterparties.  These agreements are considered derivatives. Swap agreements are two-party contracts under which the Fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indices. Swaps and swap options can be used for a variety of purposes, including:  as an efficient means of adjusting the Fund’s overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; and to serve as a cash management tool.

There are risks in the use of swaps. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. The use of swaps may not always be successful; using them could lower the Fund’s total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed the Fund’s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out the Fund’s investment at a reasonable price, which could turn an expected gain into a loss.  The adviser will monitor the creditworthiness of all counterparties in any swap contract.  The maximum notional amount available for a total return swap is $75 million and settlement of amounts owed between the parties occurs monthly or when the amount owed exceeds $1 million.

Tax Risk. With respect to federal income taxes, any distributions to shareholders that represent income from taxable securities will generally be taxable as ordinary income, while other distributions, such as capital gains, are taxable to the same extent they would be for any mutual fund. Distributions also are generally subject to state taxes with certain exceptions (e.g. some states may have an exception where a portion of the fund’s income is attributable to municipal securities issued in the state in which you reside). New federal or state governmental action could adversely affect the tax-exempt status of securities held by the fund, resulting in higher tax liability for shareholders and potentially hurting fund performance as well.

Underlying Fund Risk. The Fund will invest in Underlying Funds such as other open-end investment companies, ETFs, and closed-end funds. The cost of investing in the Fund will generally be higher than the cost of investing directly in other investment company shares. Investors in the Fund will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests, including advisory fees, in addition to the Fund’s direct fees and expenses. The Fund may also incur brokerage costs when it purchases Underlying Funds. Furthermore, investments in Underlying Funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund. The Fund is best suited for long-term investors.

The Underlying Funds in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by these investments may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices.

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Additionally, the Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares.

Other Information About the Fund
The investment objective of the Fund may be changed without shareholder approval; however, you will be given advance written notice of any material changes. Information about the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is included in the Statement of Additional Information.

From time to time, the Fund may hold all or a portion of its assets in cash or cash equivalents when attempting to respond to adverse market, economic, political or other conditions, causing investment opportunities to be limited. Cash equivalents include certificates of deposit; short term, high quality taxable debt securities; money market funds and repurchase agreements. If the Fund invests in shares of a money market fund or other investment company, the shareholders of the Fund generally will be subject to duplicative management fees. These temporary defensive positions may be inconsistent with the Fund’s principal investment strategy and, as a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

HOW TO BUY SHARES

Opening an Account
The Fund is a series of RiverNorth Funds and you may purchase shares directly from RiverNorth Funds. You also may purchase shares through a brokerage firm or other intermediary that has contracted with RiverNorth Funds to sell shares of the Fund. You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase shares. Shares of the Fund are available exclusively to U.S. citizens.

If you are investing directly in the Fund for the first time, please call the Fund’s transfer agent at 1-888-848-7569 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would not like to be able to redeem you shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

Your investment in the Fund should be intended as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identify, the Fund may restrict further investment until your identify is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.  The Fund has appointed an Anti-Money Laundering Compliance Officer to oversee these policies.

If you have any questions regarding the Fund, please call the transfer agent at 1-888-848-7569.

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Purchasing Shares
You may buy shares on any “business day.” Business days are Monday through Friday, other than days the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Class R Shares and Class I Shares of the Fund are sold at NAV per share. The NAV generally is calculated as of the close of trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). The NAV of each class of shares of the Fund is calculated by taking the total value of the Fund’s assets attributed to that class, subtracting its liabilities, and then dividing by the total number of shares of that class outstanding, rounded to the nearest cent.

If you are purchasing directly from RiverNorth Funds, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

To Place Orders
By Mail: RiverNorth Funds P.O. Box 1920 Denver, CO 80201	Overnight Mail: RiverNorth Funds c/o ALPS Fund Services 1290 Broadway, Suite 1100 Denver, CO 80203

Purchase orders received in “proper form” by the Fund’s transfer agent or designated intermediary before the close of trading on the NYSE will be effective at the NAV next calculated after your order is received. On occasion, the NYSE closes before 4:00 p.m. ET. When that happens, purchase orders received after the NYSE closes will be effective the following business day.

To be in “proper form,” the purchase order must include:

•	Fund name and account number;
•	Account name(s) and address;
•	The dollar amount or number of shares you wish to purchase.

The Fund does not consider the US Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the RiverNorth Funds’ post office box, of purchase orders does not constitute receipt by the Fund.

The Fund may limit the amount of purchases and refuse to sell to any person.

IRA accounts are subject to annual custodial fees. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

Method of Payment. The Funds will accept purchases only in US dollars drawn from US financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. Checks made payable to any individual or company and endorsed to RiverNorth Funds or the Fund are considered third-party checks.

A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or the Fund’s agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

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If you choose to pay by wire, you must call the Fund’s transfer agent at 1-888-848-7569 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer. You must provide a signed application to ALPS Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and the purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent. The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Purchases In Kind. You may, if the Fund approves, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment objective, restrictions and policies) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. To ascertain whether your securities will qualify to be accepted as a purchase in kind for the Fund, please contact the Fund at 1-888-848-7569. If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute the Fund’s net asset value.  The Fund or the Adviser may, each in their sole discretion, determine to periodically activate or deactivate this purchase in kind option.

Minimum Investments
The minimum initial investment for Class R Shares is $5,000. For an IRA account, the minimum initial investment for Class R Shares is $1,000. The minimum initial investment for Class I Shares is $5,000,000. For an IRA account, the minimum initial investment for Class I Shares is $5,000,000. The minimum subsequent investment for all share classes and all accounts is $100. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund, and may be required to redeem your shares if the value of your shares in the Fund falls below the minimum initial investment due to redemptions. For more information, please read “Additional Redemption Information”. If you are a Class R shareholder and you meet the investment minimums for Class I Shares, you may be eligible to convert your shares, typically on a tax-free basis.  Contact the Fund’s transfer agent or your intermediary for more details.

The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm, retirement plan sponsor or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

Other Purchase Information
If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

The Fund may authorize certain brokerage firms and other intermediaries (including its designated correspondents) to accept purchase and redemption orders on its behalf. The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the brokerage firm or other intermediary to transmit orders promptly to the Fund’s transfer agent.

RiverNorth Funds discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of the Fund’s shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Fund may indirectly invest a portion of its assets in small capitalization companies. Because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage also may cause dilution in the value of Fund shares held by other shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify or eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders and typically provide the Fund with a net purchase or redemption request on any given day. That is, purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

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The Fund also will impose a redemption fee on shares redeemed within 90 days of purchase. For more information, please see “Redemption Fee” in this prospectus.

HOW TO REDEEM (SELL) SHARES

Redeeming Shares
You may redeem your shares on any business day. Redemption orders received in proper form by the Fund’s transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day’s NAV of the particular class. Your brokerage firm or intermediary may have an earlier cut-off time.

“Proper form” means your request for redemption must:

•	Include the Fund name and account number;
•	Include the account name(s) and address;
•	State the dollar amount or number of shares you wish to redeem; and
•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund does not consider the US Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the RiverNorth Funds’ post office box, of redemption requests does not constitute receipt by the Fund.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund also may require that signatures be guaranteed for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-888-848-7569 if you have questions regarding signature guarantees. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

Shares of the Fund may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer. If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

Redeeming By Mail
You may redeem (sell) any part of your account in the Fund by mail at no charge. Your request, in proper form, should be addressed to:

By Mail: RiverNorth Funds P.O. Box 1920 Denver, CO 80201	Overnight Mail: RiverNorth Funds c/o ALPS Fund Services 1290 Broadway, Suite 1100 Denver, CO 80203

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Telephone Redemptions
You may redeem any part of your account (up to $25,000) in the Fund by calling the transfer agent at 1-888-848-7569. You must first complete the Telephone & Online Privileges section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and responding to telephone requests for redemptions in a timely fashion. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Redemptions-In-Kind
Generally, all redemptions will be for cash. However, if you redeem shares worth more than $250,000 or 1% of the value of the Fund’s assets, the Fund reserves the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash under unusual circumstances in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Redemption Fee
Shareholders that redeem shares within 90 days of purchase will be assessed a redemption fee of 2.00% of the amount redeemed. The Fund uses a “first in, first out” method for calculating the redemption fee. This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, involuntary redemptions of small accounts by the Fund, and transactions initiated by a retirement plan sponsor or participant are not subject to the redemption fee. The redemption fee is paid directly to and retained by the Fund, and is designed to deter excessive short-term trading and to offset brokerage commissions, market impact, and other costs that may be associated with short-term money movement in and out of the Fund. Due to operational considerations, the Fund may permit certain brokerage firms and intermediaries to not impose a redemption fee or to alter the amount or terms of the redemption fee. You should contact your brokerage firm or intermediary for more information on whether the redemption fee will be applied to redemptions of your shares.

The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund’s redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

Additional Redemption Information
If you are not certain of the redemption requirements, please call the transfer agent at 1-888-848-7569. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the SEC, the Fund may suspend redemptions or postpone payment dates.

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Redemption proceeds sent via check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV of the particular class to which the redemption proceeds relate. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require that you redeem all of your shares in the Fund upon 30 days written notice if the value of your Class R Shares of the Fund is less than $5,000, or your Class I Shares of the Fund is less than $5,000,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences to you and about which you should consult your tax adviser.

DISTRIBUTION PLAN

The Fund has adopted a plan under Rule 12b-1 of the 1940 Act for Class R Shares that allows the Fund to pay distribution fees for the sale and distribution of its Class R Shares and allows the Fund to pay for services provided to shareholders. Shareholders of Class R Shares of the Fund may pay annual 12b-1 expenses of up to 0.25%. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

VALUING THE FUND’S ASSETS

The Fund’s assets are generally valued at their market value using market quotations. The Fund may use pricing services to determine market value. If market prices are not available or, in the adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the adviser will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The Fund will invest in Underlying Funds. The Fund’s NAV is calculated based, in part, upon the market prices of the Underlying Funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions
The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. The Fund distributes dividends quarterly and capital gains annually. The Fund expects that distributions will consist primarily of ordinary income and short term capital gains. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the Fund’s transfer agent at 1-888-848-7569 or send a written notification to:

By Mail: RiverNorth Funds P.O. Box 1920 Denver, CO 80201	Overnight Mail: RiverNorth Funds c/o ALPS Fund Services 1290 Broadway, Suite 1100 Denver, CO 80203

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The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distribution are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Taxes
The following summarizes certain federal income tax considerations of investing in the Fund.  The discussion is based on current law which is subject to change, even retroactively.  The discussion below only relates to shares held by those who are U.S. citizens or U.S. residents.  The Fund qualifies as a regulated investment company under the Internal Revenue Code and intends to maintain its status as such.  Accordingly, it will distribute all or substantially all of its income and its gains to its shareholders.  Distributions of the Funds income and gains, whether paid in cash or reinvested in additional shares are taxed as ordinary income, long term capital gains, qualified dividend income or a combination of the above.  Long term capital gains and qualified dividend income are currently taxed at a maximum federal rate of 20%.  In addition, if the Fund invests in REITs, or Underlying Funds that invest in REITS or real estate a portion of Fund income distributed to you may be depreciation recapture income taxed at a 25% rate.  Fund dividends are taxable to you in the year paid, except that dividends declared before December 31 but paid in January of the next year will be taxed in the prior year.  Individuals, trusts and estates whose income exceeds certain threshold amounts are subject to an additional Medicare contribution tax of 3.8% on investment income including capital gains and dividends from the Fund.

The sale or redemption of Fund shares is a taxable transaction which may result in a recognition of gain or loss for federal income tax purposes.  The amount of any gain or loss to be recognized is determined by the difference between the amount realized and your adjusted tax basis in your shares.  The Fund is required to compute and report to the Internal Revenue Service the basis of all shares acquired on or after January 1, 2012.  The Fund has elected to use the average cost method in calculating your basis, unless you instruct otherwise.  In general, gain or loss from shares held for more than one year will be long term capital gain or loss.

You are taxable on dividends received regardless of how long you have owned the shares and accordingly may want to avoid making a substantial investment in the Fund when the Fund is about to make a taxable distribution, because you would be responsible for any taxes on the distribution.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made for the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-exempt or tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax adviser about your investment.

MANAGEMENT OF THE FUND

RiverNorth Capital Management, LLC (“RiverNorth Capital”) is the Fund’s investment adviser and makes the day-to-day investment decisions for the Fund.  Founded in 2000, RiverNorth Capital is located at 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654. RiverNorth Capital is registered with the SEC and, as of December 31, 2016, manages approximately $3.476 billion in registered funds, private funds and separately managed accounts.

Patrick W. Galley, CFA® is the Fund’s co-portfolio manager. Mr. Galley is the Chief Investment Officer and Portfolio Manager for RiverNorth Capital. While serving as the President and Chairman of RiverNorth Funds, Mr. Galley also heads the firm’s research and investment team and oversees all portfolio management activities at RiverNorth Capital. Prior to joining RiverNorth Capital, Mr. Galley was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. He graduated with honors from Rochester Institute of Technology with a B.S. in Finance. Mr. Galley has received the Chartered Financial Analyst (CFA®) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

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Stephen O’Neill, CFA® is the Fund’s other co-portfolio manager. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes. Prior to joining RiverNorth Capital, Mr. O’Neill was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in Finance. Mr. O’Neill has received the Chartered Financial Analyst (CFA®) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

The Fund’s Statement of Additional Information provides information about the compensation received by Mr. Galley and Mr. O’Neill, other accounts that they manage and their ownership of Fund shares.

For the fiscal year ended September 30, 2016, the Fund paid the adviser a fee equal to 1.00% of the Fund’s average annual daily net assets. A discussion regarding the basis of the Board of Trustees’ approval of the Management Agreement between the Fund and RiverNorth Capital is available in the Fund’s semi-annual report to shareholders for the period ended March 31 of each year.

RiverNorth Capital (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

SHAREHOLDER STATEMENTS AND REPORTS

RiverNorth Funds or your brokerage firm or other intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully.

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

To reduce expenses and conserve natural resources, RiverNorth Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-888-848-7569 and RiverNorth Funds will begin individual delivery within 30 days after RiverNorth Funds receives your instructions.

At least twice a year, you will receive a financial report from the Fund. In addition, you may periodically receive proxy statements and other reports.

Electronic copies of financial reports and the prospectus are available. To participate (or end your participation) in the Fund’s electronic delivery program, please complete the appropriate section of the Shareholder Account Application or call 1-888-848-7569.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance during the period of its operations. Certain financial information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the Annual Report, which is available upon request.

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RiverNorth Core Opportunity Fund – Class I

For a share outstanding throughout the periods presented

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period ended September 30, 2014(a)
Net asset value - beginning of period	$10.74	$13.06	$13.16
Income/(loss) from investment operations:
Net investment income(b)	0.23	0.44	0.08
Net realized and unrealized gain/(loss) on investments(b)	1.33	(1.30)	(0.18	)(c)
Total income/(loss) from investment operations	1.56	(0.86)	(0.10)

Less distributions:
From net investment income	(0.42)	(0.60)	--
From net realized gain on investments	(0.45)	(0.86)	--
From tax return of capital	(0.10)	--	--
Total distributions	(0.97)	(1.46)	--
Paid-in capital from redemption fees(b)	0.00 (d)	0.00 (d)	--
Net increase/(decrease) in net asset value	0.59	(2.32)	(0.10)
Net asset value - end of period	$11.33	$10.74	$13.06

Total Return(e)	15.35%	(7.50%)	(0.76%	)(f)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$201,712	$166,905	$39,623
Ratio of expenses to average net assets excluding fee waivers and reimbursements(g)	1.11%	1.11%	1.20	%(h)
Ratio of expenses to average net assets including fee waivers and reimbursements(g)	1.11%	1.11%	1.20	%(h)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(g)	2.11%	3.62%	2.93	%(h)
Ratio of net investment income to average net assets including fee waivers and reimbursements(g)	2.11%	3.62%	2.93	%(h)
Portfolio turnover rate	19%	23%	46	%(f)

(a)	Commenced operations on August 11, 2014.
(b)	Based on average shares outstanding during the period.
(c)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to realized and unrealized gains and losses on investments of the Fund.
(d)	Less than $0.005 per share.
(e)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f)	Not annualized.
(g)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments included in the Annual Report of the Fund.
(h)	Annualized.

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RiverNorth Core Opportunity Fund – Class R

For a share outstanding throughout the periods presented

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012
Net asset value - beginning of period	$10.74	$13.05	$12.65	$12.37	$11.18
Income/(loss) from investment operations:
Net investment income(a)	0.20	0.39	0.32	0.20	0.20
Net realized and unrealized gain/(loss) on investments(a)	1.32	(1.27)	1.00	0.96	2.01
Total income/(loss) from investment operations	1.52	(0.88)	1.32	1.16	2.21

Less distributions:
From net investment income	(0.40)	(0.57)	(0.24)	(0.35)	(0.50)
From net realized gain on investments	(0.45)	(0.86)	(0.68)	(0.53)	(0.52)
From tax return of capital	(0.09)	--	--	--	--
Total distributions	(0.94)	(1.43)	(0.92)	(0.88)	(1.02)
Paid-in capital from redemption fees(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net increase/(decrease) in net asset value	0.58	(2.31)	0.40	0.28	1.19
Net asset value - end of period	$11.32	$10.74	$13.05	$12.65	$12.37

Total Return(c)	14.98%	(7.67%)	10.81%	10.08%	21.05%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$568,198	$538,689	$705,299	$647,365	$569,324
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	1.36%	1.35%	1.37%	1.35%	1.36%
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	1.36%	1.35%	1.37%	1.35%	1.36%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)	1.90%	3.16%	2.60%	1.66%	1.74%
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)	1.90%	3.16%	2.60%	1.66%	1.74%
Portfolio turnover rate	19%	23%	46%	46%	30%

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments included in the Annual Report of the Fund.
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PRIVACY POLICY

The policies and procedures detailed below (“Privacy Policy”) establish the guidelines concerning how RiverNorth Capital Management, LLC and its affiliates1 (referred to herein collectively as “RiverNorth”) gathers and uses information about you. Please review the Privacy Policy carefully.

Financial companies such a RiverNorth choose how they share your personal information. This Privacy Policy provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, your information plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, RiverNorth does not sell its customers’ non-public personal information to any third parties. RiverNorth uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by RiverNorth.

RiverNorth may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

RiverNorth does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

It may be necessary for RiverNorth to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.  RiverNorth exercises great care in making sure those entities have safeguards to protect your information and that they do not use your information for other purposes.

RiverNorth will release any of the non-public information listed above about a customer if directed to do so by that customer or if RiverNorth is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

In order to alert a customer to other financial products and services offered by RiverNorth or an affiliate, RiverNorth may share information with an affiliate, including companies using the RiverNorth name or logo. Such products and services may include, for example, other investment products managed by or affiliated with RiverNorth. If you prefer that we not contact you for this purpose or not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1-800-646-0148, emailing us at info@rivernorth.com or mailing us at 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

As required by federal law, RiverNorth will notify customers of RiverNorth’s Privacy Policy annually. RiverNorth reserves the right to modify this policy at any time, but in the event that there is a change, RiverNorth will promptly inform its customers of that change.

[1]
This Privacy Policy covers direct clients of RiverNorth Capital Management, LLC and the following funds managed or advised by RiverNorth Capital Management, LLC:  RiverNorth Funds, RiverNorth Capital Partners, L.P., RiverNorth Institutional Partners, L.P., RiverNorth Specialty Finance, LLC, RiverNorth Marketplace Lending Corp., and RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

26

RIVERNORTH FUNDS
RIVERNORTH CORE OPPORTUNITY FUND

Board of Trustees
Patrick W. Galley, CFA®, Chairman
John K. Carter
James G. Kelley
John S. Oakes
Fred G. Steingraber

Investment Adviser
RiverNorth Capital Management, LLC

Transfer and Dividend Disbursing Agent and Administrator
ALPS Fund Services, Inc.

Distributor
ALPS Distributors, Inc.

Legal Counsel
Drinker Biddle & Reath LLP

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

Custodian
State Street Bank and Trust
27

FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference (and therefore legally a part of this Prospectus), contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the performance results of the Fund as of the latest semi-annual or annual fiscal year end.

Call RiverNorth Funds at 1-888-848-7569 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries, or visit www.RiverNorth.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21934

OPPORTUNISTIC INVESTMENT STRATEGIES

1.28.2017

Prospectus

RiverNorth/DoubleLine Strategic Income Fund

Class I: RNSIX, Class R: RNDLX

Investment Adviser: RiverNorth Capital Management, LLC 325 N. LaSalle Street, Suite 645 Chicago, IL 60654	Investment Sub-Adviser: DoubleLine Capital, LP 333 S. Grand Avenue, 18th Floor Los Angeles, CA 90071

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION	2
Investment Objective	2
Fees and Expenses of the Fund	2
Portfolio Turnover	2
Principal Investment Strategies	2
Principal Risks	5
Performance	9
Portfolio Management	10
Buying and Selling Fund Shares	10
Tax Information	10
Payments to Broker-Dealers and Other Financial Intermediaries	11
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS	11
The Fund’s Investment Objective	11
The Fund’s Principal Strategies	11
The Fund’s Principal Investment Risks	13
Other Information About the Fund	21
HOW TO BUY SHARES	21
Opening an Account	21
Purchasing Shares	22
Minimum Investments	23
Other Purchase Information	24
HOW TO REDEEM (SELL) SHARES	24
Redeeming Shares	24
Redeeming By Mail	25
Telephone Redemptions	25
Redemptions-In-Kind	25
Redemption Fee	25
Additional Redemption Information	26
DISTRIBUTION PLAN	26
VALUING THE FUND’S ASSETS	26
DIVIDENDS, DISTRIBUTIONS AND TAXES	27
Dividends and Distributions	27
Taxes	27
MANAGEMENT OF THE FUND	28
SHAREHOLDER STATEMENTS AND REPORTS	29
FINANCIAL HIGHLIGHTS	29
PRIVACY POLICY	32
FOR MORE INFORMATION	Back Cover
1

SUMMARY SECTION

Investment Objective
The Fund’s investment objective is current income and overall total return.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class R Shares	Class I Shares
Redemption Fee (as a % of amount redeemed if held less than 90 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.11%	0.11%
Acquired Fund Fees and Expenses(1)	0.63%	0.63%
Total Annual Fund Operating Expenses	1.74%	1.49%

(1)
Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class R Shares	$177	$548	$943	$2,049
Class I Shares	$152	$471	$813	$1,777

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example affect the Fund’s performance. For the fiscal year ended September 30, 2016, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies
The Fund’s adviser, after consultation with the sub-adviser, allocates the Fund’s assets among three principal strategies: Tactical Closed-end Fund Income strategy, Core Fixed Income strategy, and Opportunistic Income strategy. The amount allocated to each of the principal strategies may change depending on the adviser’s assessment of market risk, security valuations, market volatility, and the prospects for earning income and total return. The adviser determines which portion of the Fund’s assets is allocated to each strategy based on market conditions, although there is no set minimum for any strategy. Therefore, the amount allocated to any individual strategy may be between 0% and 100%. However, the adviser anticipates it will, under normal circumstances, allocate some portion of the Fund’s assets to each of the three strategies at any given time. The adviser manages the Tactical Closed-end Fund Income strategy. The sub-adviser manages the Core Fixed Income and Opportunistic Income strategies.

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The adviser’s and sub-adviser’s security selection process is described below. The adviser or sub-adviser may liquidate positions in order to implement a change in the adviser’s overall asset allocation or to generate cash to invest in more attractive opportunities. This may result in a larger portion of any net gains in the Fund being realized as short-term capital gains. In addition, the adviser, or sub-adviser may sell a security if there is a negative change in the fundamental or qualitative characteristics of the issuer or when its price approaches, meets or exceeds the target price established by the adviser or sub-adviser, as applicable.

Tactical Closed-end Fund Income Strategy
In implementing the Fund’s Tactical Closed-end Fund Income strategy, the adviser allocates that portion of the Fund’s investments among closed-end investment companies and exchange-traded funds (“ETFs” and collectively, “Underlying Funds”) that invest primarily in income producing securities. The adviser considers a number of factors when selecting Underlying Funds, including fundamental and technical analysis to assess the relative risk and reward potential throughout the financial markets. The adviser may also allocate the Fund’s assets among cash and short term investments. The term “tactical” is used to indicate that the portion of the Fund’s assets allocated to this strategy will invest in closed-end funds to take advantage of pricing discrepancies in the closed-end fund market.

In selecting closed-end funds, in particular, the adviser will opportunistically utilize a combination of short-term and longer-term trading strategies to seek to derive value from discount and premium spreads associated with closed-end funds. The adviser performs both a quantitative and qualitative analysis of closed-end funds prior to any closed-end fund being added to the Fund’s portfolio. This analysis and the adviser’s screening models and computer trading programs help determine when to buy and sell the closed-end funds in the Fund’s portfolio. If the Fund invests in affiliated closed-end funds, the Fund will only do so in accordance with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). The adviser may also be required to waive certain fees in the event the Fund invests in affiliated closed-end funds.

The Underlying Funds in which the adviser invests generally focus on a broad range of fixed income strategies or sectors. The Underlying Funds may also invest in convertible securities, preferred securities, high yield securities, dividend strategies, covered call option strategies, real estate, energy, utility and other income-oriented strategies. Fixed income securities include exchange-traded notes (“ETNs”), which are debt securities whose returns are linked to a particular index. Fixed income securities may also include structured notes, which are debt securities whose returns are linked to the performance of a single equity security, a basket of equity securities, or an equity index. The Fund may invest in Underlying Funds that invest in securities rated below Baa3 by Moody’s Investor Services, Inc. (“Moody’s”), (commonly referred to as “junk bonds”) or that are in default. Junk bonds are not considered to be investment grade. Junk bonds may provide greater income and opportunity for gain, but entail greater risk of loss of principal. The issuer of a fixed income security may not be able to make interest and principal payments when due. With regard to junk bond issuers, the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation may be more at risk.

The adviser may invest the Tactical Closed-end Fund Income assets, without limitation, in interest rate, index, total return and currency swap agreements. A swap is an agreement between two parties (known as counterparties) where one stream of payments is exchanged for another based on a specified principal amount. Swaps are typically used to gain, limit or manage exposure to fluctuations in interest rates, currency exchange rates or potential defaults by credit issuers. The adviser may use the Fund’s own net asset value or the return of closed-end funds as the reference asset in a total return swap. The adviser utilizes a total return swap using the Fund’s return as the reference asset in order for the Fund’s cash positions allocated to the swap to share in similar investment returns as the Fund itself while maintaining a sufficient cash position to meet liquidity needs in the Fund, including liquidity to invest in new investment opportunities.

Core Fixed Income Strategy
In implementing the Fund’s Core Fixed Income strategy, the sub-adviser allocates that portion of the Fund’s investments to a variety of fixed income instruments. These include securities issued or guaranteed by the United States Government, its agencies, instrumentalities or sponsored corporations; corporate obligations; agency mortgage-backed securities; non-agency mortgage-backed securities; commercial mortgage-backed securities; asset-backed securities; global developed credit (such as corporate obligations and foreign hybrid securities); foreign fixed income securities issued by corporations and governments; emerging market fixed income securities issued by corporations and governments; bank loans and assignments bearing fixed or variable interest rates of any maturity. There is no limit to the percentage of the strategy’s assets that may be allocated to any of the above-listed securities. The term “core” is used to indicate that the portion of the Fund’s assets allocated to this strategy will be the Fund’s principal fixed income holdings under normal circumstances.

3

The Fund may enter into total return swaps. Total return swaps are agreements that provide the Fund with a return based on the performance of an underlying asset (called a “reference asset”), in exchange for fee payments to a counterparty based on a specific rate of return. The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month. The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the reference asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the reference asset does not perform as anticipated by the adviser. The Fund may use its own net asset value or the net asset value of a similar fund as the reference asset in a total return swap. This strategy serves to reduce “cash drag” (the impact of uninvested cash on the Fund’s overall return) by replacing it with the total return of the Fund’s own, or a similar fund’s investment holdings. The Fund records fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses.

The sub-adviser may invest a portion of the assets allocated to the Core Fixed Income strategy in inverse floaters and interest-only and principal-only securities and a portion in fixed income instruments (including hybrid securities) issued or guaranteed by companies, financial institutions and government entities in emerging markets countries.

The sub-adviser uses a controlled risk approach which includes consideration of:

●	security selection within a given sector;
●	relative performance of the various market sectors;
●	the shape of the yield curve; and
●	fluctuations in the overall level of interest rates.

The sub-adviser also utilizes active asset allocation in managing the strategy’s investments and monitors the duration of the securities allocated to the strategy to seek to mitigate the strategy’s exposure to interest rate risk. The sub-adviser intends to seek to construct, under normal circumstances, an investment portfolio with a weighted average effective duration of no less than two years and no more than eight years.

Opportunistic Income Strategy
In implementing the Fund’s Opportunistic Income strategy, the sub-adviser allocates this portion of the Fund’s investments to fixed income instruments and other investments including asset-backed securities; corporate bonds, including high-yield junk bonds; municipal bonds; and Real Estate Investment Trusts (“REITs”).

The strategy’s investments may include substantial investments in mortgage-backed securities, including non-agency residential mortgage-backed securities (“RMBS”). These RMBS investments have undergone extreme volatility over the past several years, driven primarily by high default rates and the securities being downgraded to “junk” status. However, the sub-adviser utilizes a unique investment process that first examines the macroeconomic status of the mortgage-backed sector. This analysis includes reviewing information regarding interest rates, yield curves and spreads, credit analysis of the issuers and a general analysis of the markets generally. From this detailed analysis, along with assessment of other economic data including market trends, unemployment data and pending legislation, the sub-adviser identifies subsectors within the mortgage sector which offer the highest potential for return. The sub-adviser then applies a qualitative analysis of potential investments looking at factors such as duration, level of delinquencies and default history. Finally, the sub-adviser performs a quantitative analysis of the potential investment, essentially performing a stress test of the potential investment’s underlying portfolio of mortgages. Only when a potential investment has passed the sub-adviser’s careful screening will it be added to the strategy’s portfolio.

4

The sub-adviser may also utilize derivative instruments, including futures contracts, options and swaps as a substitute for taking positions in fixed income instruments, to hedge certain positions held in the strategy or to reduce exposure to other risks.

The sub-adviser places no limits on the duration of the strategy’s investment portfolio. The term “opportunistic” is used to indicate that the portion of the Fund’s allocated to this strategy will be invested when certain market conditions exist that offer potentially attractive risk adjusted returns.

Principal Risks
All mutual funds carry a certain amount of risk. The Fund’s returns will vary and you could lose money on your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency. Below is a summary of the principal risks of investing in the Fund.

Asset-Backed Securities Investment Risk. The Fund may run the risk that the impairment of the value of the assets (whether tangible or intangible) underlying a security in which the Fund invests, such as non-payment of loans, will result in a reduction in the value of the security.

Borrowing Risk. The Fund may borrow amounts up to one-third of the value of its total assets, but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Fund will not purchase additional portfolio securities while outstanding borrowings exceed 5% of the value of its total assets.

Closed-End Fund Risk. The Fund invests in closed-end investment companies or funds. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Convertible Security Risk. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

5

Currency Risk. To the extent that the Fund invests in securities denominated in, or whose issuers receive revenue in, foreign currencies, it will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Defaulted Securities Risk. Defaulted securities carry with them the risk of the uncertainty of repayment and obligations of the distressed issuers.

Derivatives Risk. To the extent the Fund invests in derivative securities, there is the risk that an insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

Exchange-Traded Note Risk. The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. There may be restrictions on the Fund’s right to redeem its investment in an ETN, and there may be limited availability of a secondary market.

Equity Risk. To the extent the Fund invests in common stocks, preferred stocks, convertible securities, rights and warrants, it will be exposed to equity risk. Equity markets may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally. Preferred stocks often behave more like fixed income securities. If interest rates rise, the value of preferred stocks having a fixed dividend rate tends to fall. The value of convertible securities fluctuates with the value of the underlying stock. Convertible stocks can also fluctuate based on the issuer’s credit rating or creditworthiness and may be subject to call or redemption by the issuer. Rights and warrants do not necessarily move in parallel with the price of the underlying stock and the market for rights and warrants may be limited. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Fixed Income Risk. The Fund may invest directly or indirectly through Underlying Funds that invest in fixed income securities, including high yield junk bonds. Fixed income securities increase or decrease in value based on changes in interest rates. If interest rates increase, the value of the Fund’s fixed income securities generally declines. On the other hand, if interest rates fall, the value of the fixed income securities generally increases. Junk bonds may provide greater income and opportunity for gain, but entail greater risk of loss of principal. The issuer of a fixed income security may not be able to make interest and principal payments when due. With regard to junk bond issuers, the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation may be more at risk. Some of the related risks of fixed income securities include:

●	Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due.
●
High Yield Securities/Junk Bond Risk. The Fund may invest in Underlying Funds that invest in high yield securities, also known as “junk bonds.” High yield securities may provide greater income and opportunity for gain, but entail greater risk of loss of principal.

6

●
Government Risk. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate. All U.S. Government obligations are subject to interest rate risk.

●
Interest Rate Risk. The Fund’s share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund’s investments generally will decline, as will the value of your investment in the Fund. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.

●
Sovereign Obligation Risk. The Underlying Funds may invest in sovereign debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Funds may have limited recourse in the event of a default.

Foreign Investing Risk. Investments in foreign securities may be affected by currency controls and exchange rates, different accounting, auditing, financial reporting, and legal standards and practices, expropriation, changes in tax policy, greater market volatility, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging or developing countries.

Investment Style Risk. The Fund is managed by allocating the Fund’s assets to three different strategies, investing in closed-end funds, and fixed income instruments and high yield securities. This may cause the Fund to underperform funds that do not limit their investments to these three strategies during periods when these strategies underperform other types of investments.

Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk. If the Fund invests in illiquid assets, or if assets become illiquid there may be no willing buyer of the securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance.

Management Risk. The adviser’s and sub-adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s or sub-adviser’s judgments will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.

Mortgage-Backed Securities Risk. Mortgage-backed securities have several risks, including:

●
Credit and Market Risks of Mortgage-Backed Securities: the mortgage loans or the guarantees underlying the mortgage-backed securities may default or otherwise fail leading to non-payment of interest and principal.

●
Prepayment Risk of Mortgage-Backed Securities: in times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund will have to replace them with securities having a lower yield.

7

●
Extension Risk of Mortgage-Backed Securities: in times of rising interest rates mortgage prepayments will slow causing portfolio securities considered short or intermediate term to be long-term securities which fluctuate more widely in response to changes in interest rates than shorter term securities.

●	Inverse Floater, Interest- and Principal-Only Securities Risk: these securities are extremely sensitive to changes in interest rates and prepayment rates.
●
Illiquidity of Mortgage Markets: the mortgage markets are currently facing additional economic pressures such as the devaluation of the underlying collateral, increased loan underwriting standards which limits the number of real estate purchasers, and excess supply of properties in certain geographic regions, which puts additional downward pressure on the value of real estate in these regions.

Preferred Stock Risk. Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but less risky than its common stock. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

Rating Agency Risk. Ratings agencies such as S&P Global Ratings (“S&P”), Moody’s or other NRSROs provide ratings on debt securities based on their analyses of information they deem relevant. Ratings are opinions or judgments of the credit quality of an issuer and may prove to be inaccurate. In addition, there may be a delay between events or circumstances adversely affecting the ability of an issuer to pay interest and or repay principal and a NRSRO’s decision to downgrade a security.

REIT Risk. The value of equity REITs may be affected by changes in the value and vacancy rate of the underlying property owned by the REITs, while the value of mortgage REITs may be affected by the quality of any credit extended. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. Mortgage REITs are also subject to prepayment risk. Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Structured Notes Risk. Structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, and the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of the imbedded derivative features, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.

Swap Risk. The Fund may invest in total return swap agreements. The degree to which the Fund may invest in these instruments is not limited, although maximum notional amounts are generally set by counterparties. These agreements are considered derivatives. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. The use of swaps may not always be successful; using swaps could lower Fund total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed the Fund’s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out the Fund’s investment at a reasonable price, which could turn an expected gain into a loss.

Tax Risk. With respect to federal income taxes, any distributions to shareholders that represent income from taxable securities will generally be taxable as ordinary income, while other distributions, such as capital gains, are taxable to the same extent they would be for any mutual fund. Distributions also are generally subject to state taxes with certain exceptions (e.g. some states may have an exception where a portion of the Fund’s income is attributable to municipal securities issued in the state in which you reside). New federal or state governmental action could adversely affect the tax-exempt status of securities held by the Fund, resulting in higher tax liability for shareholders and potentially hurting Fund performance as well.

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Underlying Fund Risk. The Fund will incur higher and duplicative expenses, including advisory fees, when it invests in Underlying Funds. There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying Funds (such as the use of derivatives). The ETFs in which the Fund invests that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transactions costs and other expenses of the ETFs. The shares of closed-end funds frequently trade at a discount to their net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock.

Performance
The bar chart below shows how the Fund’s Class I Shares’ investment results have varied from year to year. The table below shows how the Class I and Class R Shares’ average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund (before and after taxes) is no guarantee of how it will perform in the future. Performance for the Fund is updated monthly and may be obtained online at www.RiverNorth.com or by calling 1.888.848-7569.

Calendar Year Total Returns through December 31, 2016 – Class I Shares

15%
12%
9%
6%
3%
0%
11.20%
12.66%
0.25%
8.49%
0.01%
8.40%
2011
2012
2013
2014
2015
2016

Highest/Lowest quarterly results during this time period were – Class I Shares:

Best Quarter:	3rd Quarter, 2012	4.66%
Worst Quarter:	2nd Quarter, 2013	-2.80%

Average Annual Total Returns (as of December 31, 2016)
	1 Year	5 Years	Since Inception (December 30, 2010)
RiverNorth/DoubleLine Strategic Income Fund – Class I
Return Before Taxes	8.40%	5.84%	6.72%
Return After Taxes on Distributions	5.96%	3.31%	4.29%
Return After Taxes on Distributions and Sale of Fund Shares	4.71%	3.38%	4.15%
RiverNorth/DoubleLine Strategic Income Fund – Class R
Return Before Taxes	8.01%	5.57%	6.46%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	2.65%	2.23%	3.20%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

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The Barclays Capital U.S. Aggregate Bond Index (“Barclays Index”) measures the performance of investment-grade fixed-rate debt obligations of U.S. and foreign corporations that are taxable, dollar-denominated, non-convertible, publicly traded, and with maturities of at least 1 year. The Barclays Index assumes reinvestment of all distributions.

Portfolio Management
Investment Adviser – RiverNorth Capital Management, LLC
Investment Sub-Adviser – DoubleLine Capital LP

Portfolio Managers
●	Patrick W. Galley, CFA®, Chief Investment Officer of RiverNorth Capital Management, LLC. Co-Portfolio Manager of the Fund since its inception in 2010.
●	Stephen O’Neill, CFA®, Portfolio Manager of RiverNorth Capital Management, LLC. Co-Portfolio Manager of the Fund since its inception in 2010.
●	Jeffrey E. Gundlach, Chief Executive Officer and Chief Investment Officer of DoubleLine Capital LP. Co-Portfolio Manager of the Fund since its inception in 2010.

Buying and Selling Fund Shares
To open an account and make an initial purchase directly with the Fund, you can mail a check (payable to RiverNorth Funds) in the minimum amounts described below along with a completed and signed Account Application. To obtain an Account Application, call 1-888-848-7569 or download one from www.RiverNorth.com.

Minimum Initial Investment for Class R Shares
$1,000 for IRA accounts
$5,000 for other types of accounts

Minimum Initial Investment for Class I Shares
$100,000 for all accounts

Minimum Subsequent Investment for both Class R and Class I Shares
$100 for all accounts

To Place Orders
By Mail: RiverNorth Funds P.O. Box 1920 Denver, CO 80201	Overnight Mail: RiverNorth Funds c/o ALPS Fund Services 1290 Broadway, Suite 1100 Denver, CO 80203
By Phone: 1-888-848-7569

You may purchase or redeem (sell) shares by (i) writing to the address above, or by telephone at the number above or (ii) through a broker, dealer or other financial intermediary that has entered into an agreement with the Fund’s distributor.

You may normally redeem (sell) your shares on any Business Day that the New York Stock Exchange is open and the Fund receives such redemption request in good order by mail or telephone.

Tax Information
The Fund’s distributions are taxable and will be taxed as ordinary income, long-term capital gains, qualified dividend income or a combination of the above, unless you are investing through a tax-exempt or tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Distributions from a tax-exempt or tax-deferred account may be taxable.

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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS

The Fund’s Investment Objective
The Fund’s investment objective is current income and overall total return. The Fund’s investment objective may be changed by the Fund’s Board of Trustees upon 60 days written notice to shareholders.

The Fund’s Principal Strategies
The Fund’s adviser, after consultation with the sub-adviser, allocates the Fund’s assets among three principal strategies: Tactical Closed-end Fund Income strategy, Core Fixed Income strategy, and Opportunistic Income strategy. The amount allocated to each of the principal strategies may change depending on the adviser’s assessment of market risk, security valuations, market volatility, and the prospects for earning income and total return. The adviser determines which portion of the Fund’s assets gets allocated to each strategy based on market conditions, although there is no set minimum for any strategy. Therefore, the amount allocated to any individual strategy may be between 0% and 100%. However, the adviser anticipates it will, under normal circumstances, allocate some portion of the Fund’s assets to each of the three strategies at any given time. The adviser manages the Tactical Closed-end Fund Income strategy. The sub-adviser manages the Core Fixed Income and Opportunistic Income strategies.

The adviser’s and sub-adviser’s security selection process is described below. The adviser or sub-adviser may liquidate positions in order to implement a change in the adviser’s overall asset allocation or to generate cash to invest in more attractive opportunities. This may result in a larger portion of any net gains in the Fund being realized as short-term capital gains. In addition, the adviser, or sub-adviser may sell a security if there is a negative change in the fundamental or qualitative characteristics of the issuer or when its price approaches, meets or exceeds the target price established by the adviser or sub-adviser, as applicable.

Tactical Closed-end Fund Income Strategy
In implementing the Fund’s Tactical Closed-end Fund Income Strategy, the adviser allocates that portion of the Fund’s investments among Underlying Funds that invest primarily in income producing securities. The adviser considers a number of factors when selecting Underlying Funds, including fundamental and technical analysis to assess the relative risk and reward potential throughout the financial markets. The adviser may also allocate the Fund’s assets among cash and short term investments. The term “tactical” is used to indicate that the portion of the Fund’s assets allocated to this strategy will invest in closed-end funds to take advantage of pricing discrepancies in the closed-end fund market.

In selecting closed-end funds, in particular, the adviser will opportunistically utilize a combination of short-term and longer-term trading strategies to seek to derive value from discount and premium spreads associated with closed-end funds. The adviser performs both a quantitative and qualitative analysis of closed-end funds prior to any closed-end fund being added to the Fund’s portfolio. This analysis and the adviser’s screening models and computer trading programs help determine when to buy and sell the closed-end funds in the Fund’s portfolio. If the Fund invests in affiliated closed-end funds, the Fund will only do so in accordance with the provisions of the 1940 Act. The adviser may also be required to waive certain fees in the event the Fund invests in affiliated closed-end funds.

The Underlying Funds in which the adviser invests generally focus on a broad range of fixed income strategies or sectors. The Underlying Funds may also invest in convertible securities, preferred securities, high yield securities, dividend strategies, covered call option strategies, real estate, energy, utility and other income-oriented strategies. Fixed income securities include ETNs, which are debt securities whose returns are linked to a particular index. Fixed income securities may also include structured notes, which are debt securities whose returns are linked to the performance of a single equity security, a basket of equity securities, or an equity index. The Fund may invest in Underlying Funds that invest in securities rated below Baa3 by Moody’s (commonly referred to as “junk bonds”) or that are in default. Junk bonds are not considered to be investment grade. Junk bonds may provide greater income and opportunity for gain, but entail greater risk of loss of principal. The issuer of a fixed income security may not be able to make interest and principal payments when due. With regard to junk bond issuers, the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation may be more at risk.

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The adviser may invest the Tactical Closed-end Fund Income assets, without limitation, in interest rate, index, total return and currency swap agreements. A swap is an agreement between two parties (known as counterparties) where one stream of payments is exchanged for another based on a specified principal amount. Swaps are typically used to gain, limit or manage exposure to fluctuations in interest rates, currency exchange rates or potential defaults by credit issuers. The adviser may use the Fund’s own net asset value or the return of other closed-end funds as the reference asset in a total return swap. The adviser utilizes a total return swap using the Fund’s return as the reference asset in order for the Fund’s cash positions allocated to the swap to share in similar investment returns as the Fund itself while maintaining a sufficient cash position to meet liquidity needs in the Fund, including liquidity to invest in new investment opportunities.

Core Fixed Income Strategy
In implementing the Fund’s Core Fixed Income strategy, the sub-adviser allocates that portion of the Fund’s investments to a variety of fixed income instruments These include securities issued or guaranteed by the United States Government, its agencies, instrumentalities or sponsored corporations; corporate obligations; agency mortgage-backed securities; non-agency mortgage-backed securities; commercial mortgage-backed securities; asset-backed securities; global developed credit (such as corporate obligations and foreign hybrid securities; foreign fixed income securities issued by corporations and governments; emerging market fixed income securities issued by corporations and governments; bank loans and assignments bearing fixed or variable interest rates of any maturity. There is no limit to the percentage of the strategy’s assets that may be allocated to any of the above-listed securities. The term “core” is used to indicate that the portion of the Fund’s assets allocated to this strategy will be the Fund’s principal fixed income holdings under normal circumstances.

The Fund may enter into total return swaps. Total return swaps are agreements that provide the Fund with a return based on the performance of an underlying asset (called a “reference asset”), in exchange for fee payments to a counterparty based on a specific rate of return. The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month or when the amount owed to either party reaches some specific amount. The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the reference asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the reference asset does not perform as anticipated by the adviser. The Fund may use its own net asset value or the net asset value of a similar fund as the reference asset in a total return swap. This strategy serves to reduce “cash drag” (the impact of uninvested cash on the Fund’s overall return) by replacing it with the total return of the Fund’s own, or a similar fund’s investment holdings. The Fund records fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses. While it is possible to lose money investing in total return swaps, the adviser has determined that the use of total return swaps, over time, will benefit the Fund and its shareholders by providing market exposure to the cash positions held by the Fund. To minimize the risk, the adviser periodically examines the creditworthiness of the counterparty. The maximum notional amount available for the total return swap is generally some percentage of the Fund’s total assets or the assets of the reference asset, usually aggregated with other funds also using the same reference asset. Settlement of amounts owed between the parties occurs monthly or when the amount owed exceeds a limit established between the parties.

The sub-adviser may invest a portion of the assets allocated to the Core Fixed Income strategy in inverse floaters and interest-only and principal-only securities and a portion in fixed income instruments (including hybrid securities) issued or guaranteed by companies, financial institutions and government entities in emerging markets countries.

The sub-adviser uses a controlled risk approach which includes consideration of:

●	security selection within a given sector;
●	relative performance of the various market sectors;
●	the shape of the yield curve; and
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●	fluctuations in the overall level of interest rates.

The sub-adviser also utilizes active asset allocation in managing the strategy’s investments and monitors the duration of the securities allocated to the strategy to seek to mitigate the strategy’s exposure to interest rate risk. The sub-adviser intends to seek to construct an investment portfolio with a weighted average effective duration of no less than two years and no more than eight years.

Opportunistic Income Strategy
In implementing the Fund’s Opportunistic Income strategy, the sub-adviser allocates the portion of the Fund’s investments to fixed income instruments and other investments including asset-backed securities; corporate bonds, including high-yield junk bonds; municipal bonds; and REITs. The strategy’s investments may include substantial investments in mortgage-backed securities, including RMBS. These RMBS investments have undergone extreme volatility over the past several years, driven primarily by high default rates and the securities being downgraded to “junk” status. However, the sub-adviser utilizes a unique investment process that first examines the macroeconomic status of the mortgage-backed sector. This analysis includes reviewing information regarding interest rates, yield curves and spreads, credit analysis of the issuers and a general analysis of the markets generally. From this detailed analysis, along with assessment of other economic data including market trends, unemployment data and pending legislation, the sub-adviser identifies subsectors within the mortgage sector which offer the highest potential for return. The sub-adviser then applies a qualitative analysis of potential investments looking at factors such as duration, level of delinquencies and default history. Finally, the sub-adviser performs a quantitative analysis of the potential investment, essentially performing a stress test of the potential investment’s underlying portfolio of mortgages. Only when a potential investment has passed the sub-adviser’s careful screening will it be added to the strategy’s portfolio.

The sub-adviser may also utilize derivative instruments, including futures contracts, options and swaps as a substitute for taking positions in fixed income instruments, to hedge certain positions held in the strategy or to reduce exposure to other risks.

The sub-adviser places no limits on the duration of the strategy’s investment portfolio. The term “opportunistic” is used to indicate that the portion of the Fund’s allocated to this strategy will be invested when there exists certain market conditions that offer potentially attractive risk adjusted returns.

The Fund’s Principal Investment Risks
All mutual funds carry a certain amount of risk. The Fund’s returns will vary and you could lose money on your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency. Below are the principal risks of investing in the Fund.

Asset-Backed Securities Risk. Asset-backed securities are bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies or other providers of credit. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of assets (tangible or intangible) underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to a Fund.

Borrowing Risk. The Fund may borrow amounts up to one-third of the value of its total assets, but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Fund will not purchase additional portfolio securities while outstanding borrowings exceed 5% of the value of its total assets.

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Closed-End Fund Risk. The Fund invests in closed-end investment companies or funds. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Convertible Security Risk. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Currency Risk. To the extent that the Fund invests in securities denominated in, and/or receiving revenues in, foreign currencies, it will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Defaulted Securities Risk. Fund may invest in securities in default. Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in emerging markets countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative.

Derivatives Risk. Some of the instruments in which the Fund may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments and each type of derivative instrument may have its own special risks.

Some over-the-counter derivatives instruments may expose the Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, the Fund will lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

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Investing for hedging purposes or to increase the Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the adviser or sub-adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested.

Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

Exchange-Traded Note Risk. The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. ETNs in which the Fund may invest typically mature thirty years from the date of issue. The issuer’s credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Equity Risk. To the extent the Fund invests in common stocks, preferred stocks, convertible securities, rights and warrants, it will be exposed to equity risk. Equity markets may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally. Preferred stocks often behave more like fixed income securities. If interest rates rise, the value of preferred stocks having a fixed dividend rate tends to fall. The value of convertible securities fluctuates with the value of the underlying stock. Convertible stocks can also fluctuate based on the issuer’s credit rating or creditworthiness and may be subject to call or redemption by the issuer. Rights and warrants do not necessarily move in parallel with the price of the underlying stock and the market for rights and warrants may be limited. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Fixed Income Risk. Fixed income securities increase or decrease in value based on changes in interest rates. If rates increase, the value of the fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. The issuer of a fixed income security may not be able to make interest and principal payments when due. This risk is increased in the case of issuers of high yield securities, also known as “junk bonds.” If a U.S. Government agency or instrumentality in which the Fund invests defaults, and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of certain U.S. Government sponsored entities are neither issued nor guaranteed by the U.S. Government. Fixed income risks include components of the following additional risks:

●
Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund. The Fund may invest in an Underlying Fund that invests in securities that are rated in the lowest investment grade category. Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

●
High Yield Securities/Junk Bond Risk. The Fund may invest in Underlying Funds that invest in high yield securities, also known as “junk bonds.” High yield securities are not considered to be investment grade. High yield securities may provide greater income and opportunity for gain, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of the Underlying Fund to sell high yield securities at the price at which it is being valued for purposes of calculating net asset value.

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●
Government Risk. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate. In addition, securities issued by Freddie Mac, Fannie Mae and Federal Home Loan Banks are not obligations of, or insured by, the U.S. Government. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price could fall. All U.S. Government obligations are subject to interest rate risk.

●
Interest Rate Risk. The Fund’s share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund’s investments generally will decline, as will the value of your investment in the Fund. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.

●
Sovereign Obligation Risk. The Underlying Funds may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Funds may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts.

Foreign Investing Risk. Because the Fund may invest in foreign securities directly or indirectly in sponsored or unsponsored American Depositary Receipts (ADRs) and Underlying Funds that hold foreign debt and equity securities, including the debt of foreign governments and supranational organizations, and ADRs, it is subject to foreign investing risk. Unsponsored ADRs are generally established by banks or brokers and may not share in the benefits or voting rights of sponsored ADRs. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

Investment Style Risk. The Fund is managed by allocating the Fund’s assets to three different strategies, investing in closed-end funds, and fixed income instruments and high yield securities. This may cause the Fund to underperform funds that do not limit their investments to these three strategies during periods when these strategies underperform other types of investments.

Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk. Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that it may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold, the Fund may have to sell at a lower price or may not be able to sell the security at all, each of which would have a negative effect on the Fund’s performance.

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Management Risk. The adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s judgment will produce the desired results. In addition, the Fund may allocate its assets so as to under-emphasize or over-emphasize ETFs or other investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Mortgage-Backed Securities Risks. Mortgage-backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. The Fund invests in mortgage-backed securities and is subject to the following risks:

●
Credit and Market Risks of Mortgage-Backed Securities. Investments by the Fund in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. The value of all mortgage-backed securities may also change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to a Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless.

Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have more moderate changes in price when interest rates rise or fall, but their current yield will be affected. The Funds may also purchase securities that are not guaranteed. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgage carries, the default and delinquency rate of the mortgage pool, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization or undercollateralization of a mortgage pool.

Ongoing developments in the residential mortgage market may have additional consequences to mortgage-backed securities. Delinquencies and losses generally have been increasing with respect to securitizations involving residential mortgage loans and may continue to increase as a result of the weakening housing market and the seasoning of securitized pools of mortgage loans. Many so-called “sub-prime” mortgage pools are currently distressed and may be trading at significant discounts to their face value.

Additionally, mortgage lenders recently have adjusted their loan programs and underwriting standards, which has reduced the availability of mortgage credit to prospective mortgagors. This has resulted in reduced availability of financing alternatives for mortgagors seeking to refinance their mortgage loans. The reduced availability of refinancing options for mortgagors has resulted in higher rates of delinquencies, defaults and losses on mortgage loans, particularly in the case of, but not limited to, mortgagors with adjustable rate mortgage loans or interest-only mortgage loans that experience significant increases in their monthly payments following the adjustment date or the end of the interest-only period (see “Adjustable Rate Mortgages” below for further discussion of adjustable rate mortgage risks). These events, alone or in combination with each other and with deteriorating economic conditions in the general economy, may continue to contribute to higher delinquency and default rates on mortgage loans. The tighter underwriting guidelines for residential mortgage loans, together with lower levels of home sales and reduced refinance activity, also may have contributed to a reduction in the prepayment rate for mortgage loans generally and this may continue.

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The United States government conservatorship of Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Corporation (“Fannie Mae”) in September 2008 may adversely affect the real estate market and the value of real estate assets generally. It is unclear at this time what the ultimate impact will be.

The Federal Housing Finance Agent (“FHFA”), as conservator or receiver of Fannie Mae and Freddie Mac, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. In the event the guaranty obligations of Fannie Mae or Freddie Mac are repudiated, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

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Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have paid them off sooner. When a prepayment happens, a portion of the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. This is known as prepayment risk. Mortgage-backed securities are also subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem or “pay-off” the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

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Illiquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of such investments. Because mortgage-backed securities may be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity if disfavored by the market.

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Collateralized Mortgage Obligations. There are certain risks associated specifically with collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, 2007, 2008 and 2009, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.

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Illiquidity of Mortgage Markets. The residential and commercial mortgage markets in the U.S. and abroad are currently facing additional economic pressures which create risks for investors in mortgage-related securities. In many instances, because of falling housing prices, the underlying collateral has resulted in devaluation, in some instances below the amount owned on the mortgage. This increases the possibility of foreclosure. Additionally, banks have increased loan underwriting requirements which limits the number of qualified real estate purchasers, putting further downward price pressure on properties on the market. This has resulted in excess supply of properties on the market generally and in certain geographic regions the impact of excess supply has put substantial downward pressure on the value of real estate in these regions.

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Adjustable Rate Mortgages. Adjustable Rate Mortgages (“ARMs”) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or “teaser” interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the “teaser” rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed securities.

Preferred Stock Risk. Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but less risky than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of “non-cumulative” preferred stocks) or defer (in the case of “cumulative” preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

Rating Agency Risk. Ratings agencies such as S&P, Moody’s or other nationally NRSROs provide ratings on debt securities based on their analyses of information they deem relevant. Ratings are opinions or judgments of the credit quality of an issuer and may prove to be inaccurate. In addition, there may be a delay between events or circumstances adversely affecting the ability of an issuer to pay interest and or repay principal and a NRSRO’s decision to downgrade a security.

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REIT Risk. The Fund may invest in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value and vacancy rate of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act of 1940, as amended. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. Mortgage REITs are also subject to prepayment risk. Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Structured Notes Risk. Structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, and the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of the imbedded derivative features, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. It is impossible to predict whether the referenced factor (such as an index or interest rate) or prices of the underlying securities will rise or fall. To the extent that the fixed income portion of the Fund’s portfolio includes structured notes, the Fund may be more volatile than other funds that do not invest in structured notes. The actual trading prices of structured notes may be significantly different from the principal amount of the notes. If the Fund sells the structured notes prior to maturity, it may suffer a loss of principal. At final maturity, structured notes may be redeemed in cash or in kind, which is at the discretion of the issuer. If the notes are redeemed in kind, the Fund would receive shares of stock at a depressed price. To the extent that a structured note is not principal-protected through an insurance feature, the note’s principal will not be protected. In the case of a decrease in the value of the underlying asset, the Fund would receive shares at a value less than the original amount invested; while an increase in the value of an underlying asset will not increase the return on the note.

Swap Risk. The Fund may invest in total return swap agreements. The degree of the Fund’s investment in these instruments is not limited, although maximum notional amounts are generally set by counterparties. These agreements are considered derivatives. Swap agreements are two-party contracts under which the Fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indices. Swaps and swap options can be used for a variety of purposes, including: as an efficient means of adjusting the Fund’s overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; and to serve as a cash management tool.

There are risks in the use of swaps. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. The use of swaps may not always be successful; using them could lower the Fund’s total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed the Fund’s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out the Fund’s investment at a reasonable price, which could turn an expected gain into a loss. The adviser will monitor the creditworthiness of all counterparties in any swap contract. The maximum notional amount available for a total return swap is $90 million and settlement of amounts owed between the parties occurs monthly or when the amount owed exceeds $1 million.

Tax Risk. With respect to federal income taxes, any distributions to shareholders that represent income from taxable securities will generally be taxable as ordinary income, while other distributions, such as capital gains, are taxable to the same extent they would be for any mutual fund. Distributions also are generally subject to state taxes with certain exceptions (e.g. some states may have an exception where a portion of the fund’s income is attributable to municipal securities issued in the state in which you reside). New federal or state governmental action could adversely affect the tax-exempt status of securities held by the fund, resulting in higher tax liability for shareholders and potentially hurting fund performance as well.

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Underlying Fund Risk. The Fund will invest in Underlying Funds such as other investment companies, ETFs and closed-end funds. The cost of investing in the Fund will generally be higher than the cost of investing directly in other investment company shares. Investors in the Fund will indirectly bear fees and expenses, including advisory fees, charged by the Underlying Funds in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund may also incur brokerage costs when it purchases Underlying Funds. Furthermore, investments in Underlying Funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund. The Fund is best suited for long-term investors.

The ETFs in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by these investments may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices.

Additionally, the Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

Other Information About the Fund
The investment objective of the Fund may be changed without shareholder approval; however, you will be given advance written notice of any material changes. Information about the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is included in the Statement of Additional Information.

From time to time, the Fund may hold all or a portion of its assets in cash or cash equivalents pending investment, or when attempting to respond to adverse market, economic, political or other conditions, causing investment opportunities to be limited. Cash equivalents include certificates of deposit; short term, high quality taxable debt securities; money market funds and repurchase agreements. If the Fund invests in shares of a money market fund or other investment company, the shareholders of the Fund generally will be subject to duplicative management fees. These temporary defensive positions may be inconsistent with the Fund’s principal investment strategy and, as a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

HOW TO BUY SHARES

Opening an Account
The Fund is a series of RiverNorth Funds and you may purchase shares directly from RiverNorth Funds. You also may purchase shares through a brokerage firm or other intermediary that has contracted with RiverNorth Funds to sell shares of the Fund. You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase shares. Shares of the Fund are available exclusively to U.S. citizens.

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If you are investing directly in the Fund for the first time, please call the Fund’s transfer agent at 1-888-848-7569 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would not like to be able to redeem you shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

Your investment in the Fund should be intended as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identify, the Fund may restrict further investment until your identify is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. The Fund has appointed an Anti-Money Laundering Compliance Officer to oversee these policies.

If you have any questions regarding the Fund, please call the transfer agent at 1-888-848-7569.

Purchasing Shares
You may buy shares on any “business day.” Business days are Monday through Friday, other than days the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Shares of the Fund are sold at NAV per share. The NAV generally is calculated as of the close of trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). The Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

If you are purchasing directly from RiverNorth Funds, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

To Place Orders
By Mail: RiverNorth Funds P.O. Box 1920 Denver, CO 80201	Overnight Mail: RiverNorth Funds c/o ALPS Fund Services 1290 Broadway, Suite 1100 Denver, CO 80203

Purchase orders received in “proper form” by the Fund’s transfer agent or designated intermediary before the close of trading on the NYSE will be effective at the NAV next calculated after your order is received. On occasion, the NYSE closes before 4:00 p.m. ET. When that happens, purchase orders received after the NYSE closes will be effective the following business day.

To be in “proper form,” the purchase order must include:

•	Fund name and account number;

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•	Account name(s) and address;
•	The dollar amount or number of shares you wish to purchase.

The Fund does not consider the US Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the RiverNorth Funds’ post office box, of purchase orders does not constitute receipt by the Fund.

The Fund may limit the amount of purchases and refuse to sell to any person.

IRA accounts are subject to annual custodial fees. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

Method of Payment. The Funds will accept purchases only in US dollars drawn from US financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. Checks made payable to any individual or company and endorsed to RiverNorth Funds or the Fund are considered third-party checks.

A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or the Fund’s agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 1-888-848-7569 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer. You must provide a signed application to ALPS Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and the purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent. The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Purchases In Kind. You may, if the Fund approves, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment objective, restrictions and policies) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. To ascertain whether your securities will qualify to be accepted as a purchase in kind for the Fund, please contact the Fund at 1-888-848-7569. If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute the Fund’s net asset value. The Fund or the Adviser may, each in their sole discretion, determine to periodically activate or deactivate this purchase in kind option.

Minimum Investments
The minimum initial investment for Class R Shares is $5,000. For an IRA account, the minimum initial investment is $1,000. The minimum initial investment for Class I Shares is $100,000. The minimum subsequent investment for all share classes and all accounts is $100. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund, and may be required to redeem your shares if the value of your shares in the Fund falls below the minimum initial investment due to redemptions. For more information, please read “Additional Redemption Information.” If you are a Class R shareholder and you meet the investment minimums for the Class I Shares, you may be eligible to convert you shares, typically on a tax-free basis. Contact the Fund’s transfer agent or your intermediary for more details.

The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm, retirement plan sponsor or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

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For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

Other Purchase Information
If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

The Fund may authorize certain brokerage firms and other intermediaries (including its designated correspondents) to accept purchase and redemption orders on its behalf. The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the brokerage firm or other intermediary to transmit orders promptly to the Fund’s transfer agent.

RiverNorth Funds discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of the Fund’s shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Fund may invest a portion of its assets in small capitalization companies. Because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage also may cause dilution in the value of Fund shares held by other shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify or eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders and typically provide the Fund with a net purchase or redemption request on any given day. That is, purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

The Fund also will impose a redemption fee on shares redeemed within 90 days of purchase. For more information, please see “Redemption Fee” in this prospectus.

HOW TO REDEEM (SELL) SHARES

Redeeming Shares
You may redeem your shares on any business day. Redemption orders received in proper form by the Fund’s transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day’s NAV of the particular class. Your brokerage firm or intermediary may have an earlier cut-off time.

“Proper form” means your request for redemption must:

•	Include the Fund name and account number;
•	Include the account name(s) and address;
•	State the dollar amount or number of shares you wish to redeem; and
•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

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The Fund does not consider the US Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the RiverNorth Funds’ post office box, of redemption requests does not constitute receipt by the Fund.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund also may require that signatures be guaranteed for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-888-848-7569 if you have questions regarding signature guarantees. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

Shares of the Fund may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer. If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

Redeeming By Mail
You may redeem (sell) any part of your account in the Fund by mail at no charge. Your request, in proper form, should be addressed to:

By Mail: RiverNorth Funds P.O. Box 1920 Denver, CO 80201	Overnight Mail: RiverNorth Funds c/o ALPS Fund Services 1290 Broadway, Suite 1100 Denver, CO 80203

Telephone Redemptions
You may redeem any part of your account (up to $25,000) in the Fund by calling the transfer agent at 1-888-848-7569. You must first complete the Telephone & Online Privileges section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and responding to telephone requests for redemptions in a timely fashion. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Redemptions-In-Kind
Generally, all redemptions will be for cash. However, if you redeem shares worth more than $250,000 or 1% of the value of the Fund’s assets, the Fund reserves the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash under unusual circumstances in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Redemption Fee
Shareholders that redeem shares within 90 days of purchase will be assessed a redemption fee of 2.00% of the amount redeemed. The Fund uses a “first in, first out” method for calculating the redemption fee. This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, involuntary redemptions of small accounts by the Fund, and transactions initiated by a retirement plan sponsor or participant are not subject to the redemption fee. The redemption fee is paid directly to and retained by the Fund, and is designed to deter excessive short-term trading and to offset brokerage commissions, market impact, and other costs that may be associated with short-term money movement in and out of the Fund. Due to operational considerations, the Fund may permit certain brokerage firms and intermediaries to not impose a redemption fee or to alter the amount or terms of the redemption fee. You should contact your brokerage firm or intermediary for more information on whether the redemption fee will be applied to redemptions of your shares.

25

The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund’s redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

Additional Redemption Information
If you are not certain of the redemption requirements, please call the transfer agent at 1-888-848-7569. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the SEC, the Fund may suspend redemptions or postpone payment dates.

Redemption proceeds sent via check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV of the particular class to which the redemption proceeds relate. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require that you redeem all of your shares in the Fund upon 30 days written notice if the value of your Class R Shares of the Fund is less than $5,000, or your Class I Shares of the Fund is less than $25,000, due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences to you and about which you should consult your tax adviser.

DISTRIBUTION PLAN

The Fund has adopted a plan under Rule 12b-1 of the 1940 Act for Class R Shares that allows the Fund to pay distribution fees for the sale and distribution of its Class R Shares and allows the Fund to pay for services provided to shareholders. Shareholders of Class R Shares of the Fund may pay annual 12b-1 expenses of up to 0.25%. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

VALUING THE FUND’S ASSETS

The Fund’s assets are generally valued at their market value using market quotations. The Fund may use pricing services to determine market value. If market prices are not available or, in the adviser’s or sub-adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the adviser or sub-adviser will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser or sub-adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The Fund will invest in Underlying Funds. The Fund’s NAV is calculated based, in part, upon the market prices of the Underlying Funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

26

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions
The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. The Fund distributes dividends monthly and capital gains annually. The Fund expects that distributions will consist primarily of ordinary income and short term capital gains. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the Fund’s transfer agent at 1-888-848-7569 or send a written notification to:

By Mail: RiverNorth Funds P.O. Box 1920 Denver, CO 80201	Overnight Mail: RiverNorth Funds c/o ALPS Fund Services 1290 Broadway, Suite 1100 Denver, CO 80203

The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distribution are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Taxes
The following summarizes certain federal income tax considerations of investing in the Fund. The discussion is based on current law which is subject to change, even retroactively. The discussion below only relates to shares held by those who are U.S. citizens or U.S. residents. The Fund qualifies as a regulated investment company under the Internal Revenue Code and intends to maintain its status as such. Accordingly, it will distribute all or substantially all of its income and its gains to its shareholders. Distributions of the Funds income and gains, whether paid in cash or reinvested in additional shares are taxed as ordinary income, long term capital gains, qualified dividend income or a combination of the above. Long term capital gains and qualified dividend income are currently taxed at a maximum federal rate of 20%. In addition, if the Fund invests in REITs, a portion of Fund income distributed to you may be depreciation recapture income taxed at a 25% rate. Fund dividends are taxable to you in the year paid, except that dividends declared before December 31 but paid in January of the next year will be taxed in the prior year. Individuals, trusts and estates whose income exceeds certain threshold amounts are subject to an additional Medicare contribution tax of 3.8% on investment income including capital gains and dividends from the Fund.

The sale or redemption of Fund shares is a taxable transaction which may result in a recognition of gain or loss for federal income tax purposes. The amount of any gain or loss to be recognized is determined by the difference between the amount realized and your adjusted tax basis in your shares. The Fund is required to compute and report to the Internal Revenue Service the basis of all shares acquired on or after January 1, 2012. The Fund has elected to use the average cost method in calculating your basis, unless you instruct otherwise. In general, gain or loss from shares held for more than one year will be long term capital gain or loss.

27

You are taxable on dividends received regardless of how long you have owned the shares and accordingly may want to avoid making a substantial investment in the Fund when the Fund is about to make a taxable distribution, because you would be responsible for any taxes on the distribution.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made for the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-exempt or tax-deferred accounts or other non-taxable entities such as 401(k) plans, individual retirement accounts and 529 plans. Distributions from tax-exempt or tax-deferred accounts may be taxable. Because each investor’s tax circumstances are unique, please consult with your tax adviser about your investment.

MANAGEMENT OF THE FUND

RiverNorth Capital Management, LLC (“RiverNorth Capital”) is the Fund’s investment adviser and manages the Tactical Closed-end Fund Income strategy of the Fund and oversees the management of all of the Fund’s strategies. Founded in 2000, RiverNorth Capital is located at 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654. RiverNorth Capital is registered with the SEC and manages, as of December 31, 2016, approximately $3.476 billion in registered funds, private funds and separately managed accounts.

DoubleLine Capital, LP is the Fund’s investment sub-adviser and manages the Core Fixed Income and Opportunistic Income strategies of the Fund. Founded in 2009, DoubleLine Capital is located at 333 South Grand Avenue, 18th Floor, Los Angeles, California 90071. DoubleLine Capital is registered with the SEC and as of December 31, 2016 managed approximately $101.5 billion for individuals and institutions, including other mutual funds.

Patrick W. Galley, CFA® is the Fund’s co-portfolio manager. Mr. Galley is the Chief Investment Officer and Portfolio Manager for RiverNorth Capital. While serving as the President and Chairman of RiverNorth Funds, Mr. Galley also heads the firm’s research and investment team and oversees all portfolio management activities at RiverNorth Capital. Prior to joining RiverNorth Capital, Mr. Galley was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. He graduated with honors from Rochester Institute of Technology with a B.S. in Finance. Mr. Galley has received the Chartered Financial Analyst (CFA®) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA® is the Fund’s co-portfolio manager. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes. Prior to joining RiverNorth Capital, Mr. O’Neill was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in Finance. Mr. O’Neill has received the Chartered Financial Analyst (CFA®) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

Jeffrey E. Gundlach is the Fund’s co-portfolio manager. Mr. Gundlach is the founder, Chief Executive Officer and Chief Investment Officer of DoubleLine. Mr. Gundlach has been Chief Executive Officer and Chief Investment Officer of the sub-adviser since its inception in December 2009.

The Fund’s Statement of Additional Information provides information about the compensation received by Mr. Galley, Mr. O’Neill and Mr. Gundlach, other accounts that they manage and their ownership of Fund shares.

For the fiscal year ended September 30, 2016, the Fund paid the adviser a fee equal to 0.75% of the Fund’s average daily net assets. Under the terms of a Sub-Advisory Agreement between the adviser and the sub-adviser, the adviser (not the Fund) pays the sub-adviser its sub-advisory fee. A discussion regarding the basis of the Board of Trustees’ approval of the Management Agreement between the Fund and RiverNorth Capital and the Sub-Advisory Agreement between RiverNorth Capital and DoubleLine Capital is available in the Fund’s semi-annual or annual reports to shareholders for the period ended March 31 of each year.

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RiverNorth Capital (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

SHAREHOLDER STATEMENTS AND REPORTS

RiverNorth Funds or your brokerage firm or other intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully.

To reduce expenses and conserve natural resources, RiverNorth Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-888-848-7569 and RiverNorth Funds will begin individual delivery within 30 days after RiverNorth Funds receives your instructions.

At least twice a year, you will receive a financial report from the Fund. In addition, you may periodically receive proxy statements and other reports.

Electronic copies of financial reports and the prospectus are available. To participate (or end your participation) in the Fund’s electronic delivery program, please complete the appropriate section of the Shareholder Account Application or call 1-888-848-7569.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance during the period of its operations. Certain financial information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the Annual Report, which is available upon request.

29

RiverNorth/DoubleLine Strategic Income Fund – Class I

For a share outstanding throughout the periods presented

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012
Net asset value - beginning of period	$10.37	$10.88	$10.62	$11.33	$10.59
Income from investment operations:
Net investment income(a)	0.51	0.56	0.59	0.52	0.57
Net realized and unrealized gain/(loss) on investments(a)	0.39	(0.55)	0.38	(0.51)	0.82
Total income from investment operations	0.90	0.01	0.97	0.01	1.39

Less distributions:
From net investment income	(0.64)	(0.52)	(0.66)	(0.63)	(0.63)
From net realized gain on investments	--	--	(0.05)	(0.09)	(0.02)
From tax return of capital	(0.02)	--	--	--	--
Total distributions	(0.66)	(0.52)	(0.71)	(0.72)	(0.65)
Paid-in capital from redemption fees(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net increase/(decrease) in net asset value	0.24	(0.51)	0.26	(0.71)	0.74
Net asset value - end of period	$10.61	$10.37	$10.88	$10.62	$11.33

Total Return(c)	9.00%	0.04%	9.38%	(0.03%)	13.56%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,822,874	$1,735,108	$1,148,744	$785,974	$878,631
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	0.86%	0.86%	0.91%	0.89%	0.90%
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	0.86%	0.86%	0.91%	0.89%	0.90%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)	4.92%	5.24%	5.47%	4.68%	5.20%
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)	4.92%	5.24%	5.47%	4.68%	5.20%
Portfolio turnover rate	36%	29%	56%	80%	74%

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments included in the Annual Report of the Fund.

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RiverNorth/DoubleLine Strategic Income Fund – Class R

For a share outstanding throughout the periods presented

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012
Net asset value - beginning of period	$10.39	$10.89	$10.63	$11.34	$10.60
Income/(loss) from investment operations:
Net investment income(a)	0.49	0.54	0.57	0.49	0.54
Net realized and unrealized gain/(loss) on investments(a)	0.37	(0.55)	0.38	(0.51)	0.82
Total income/(loss) from investment operations	0.86	(0.01)	0.95	(0.02)	1.36

Less distributions:
From net investment income	(0.61)	(0.49)	(0.64)	(0.60)	(0.61)
From net realized gain on investments	--	--	(0.05)	(0.09)	(0.02)
From tax return of capital	(0.02)	--	--	--	--
Total distributions	(0.63)	(0.49)	(0.69)	(0.69)	(0.63)
Paid-in capital from redemption fees(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.01
Net increase/(decrease) in net asset value	0.23	(0.50)	0.26	(0.71)	0.74
Net asset value - end of period	$10.62	$10.39	$10.89	$10.63	$11.34

Total Return(c)	8.62%	(0.12%)	9.09%	(0.29%)	13.28%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$230,953	$233,319	$232,191	$270,560	$453,520
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	1.11%	1.11%	1.16%	1.14%	1.15%
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	1.11%	1.11%	1.16%	1.14%	1.15%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)	4.67%	4.97%	5.26%	4.40%	4.96%
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)	4.67%	4.97%	5.26%	4.40%	4.96%
Portfolio turnover rate	36%	29%	56%	80%	74%

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments included in the Annual Report of the Fund.

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PRIVACY POLICY

The policies and procedures detailed below (“Privacy Policy”) establish the guidelines concerning how RiverNorth Capital Management, LLC and its affiliates1 (referred to herein collectively as “RiverNorth”) gathers and uses information about you. Please review the Privacy Policy carefully.

Financial companies such a RiverNorth choose how they share your personal information. This Privacy Policy provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, your information plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, RiverNorth does not sell its customers’ non-public personal information to any third parties. RiverNorth uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by RiverNorth.

RiverNorth may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

RiverNorth does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

It may be necessary for RiverNorth to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts. RiverNorth exercises great care in making sure those entities have safeguards to protect your information and that they do not use your information for other purposes.

RiverNorth will release any of the non-public information listed above about a customer if directed to do so by that customer or if RiverNorth is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

In order to alert a customer to other financial products and services offered by RiverNorth or an affiliate, RiverNorth may share information with an affiliate, including companies using the RiverNorth name or logo. Such products and services may include, for example, other investment products managed by or affiliated with RiverNorth. If you prefer that we not contact you for this purpose or not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1-800-646-0148, emailing us at info@rivernorth.com or mailing us at 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

As required by federal law, RiverNorth will notify customers of RiverNorth’s Privacy Policy annually. RiverNorth reserves the right to modify this policy at any time, but in the event that there is a change, RiverNorth will promptly inform its customers of that change.

[1]
This Privacy Policy covers direct clients of RiverNorth Capital Management, LLC and the following funds managed or advised by RiverNorth Capital Management, LLC:  RiverNorth Funds, RiverNorth Capital Partners, L.P., RiverNorth Institutional Partners, L.P., RiverNorth Specialty Finance, LLC, RiverNorth Marketplace Lending Corp., and RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

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RIVERNORTH FUNDS
RIVERNORTH/DOUBLELINE STRATEGIC INCOME FUND

Board of Trustees
Patrick W. Galley, CFA®, Chairman
John K. Carter
James G. Kelley
John S. Oakes
Fred G. Steingraber

Investment Adviser
RiverNorth Capital Management, LLC

Investment Sub-Adviser
DoubleLine Capital LP

Transfer and Dividend Disbursing Agent and Administrator
ALPS Fund Services, Inc.

Distributor
ALPS Distributors, Inc.

Legal Counsel
Drinker Biddle & Reath LLP

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

Custodian
State Street Bank and Trust

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FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference (and therefore legally a part of this Prospectus), contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the performance results of the Fund as of the latest semi-annual or annual fiscal year end.

Call RiverNorth Funds at 1-888-848-7569 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries, or visit www.RiverNorth.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21934

OPPORTUNISTIC INVESTMENT STRATEGIES

1.28.2017

Prospectus

RiverNorth/Oaktree High Income Fund

Class I: RNHIX, Class R: RNOTX

Investment Adviser: RiverNorth Capital Management, LLC 325 N. LaSalle Street, Suite 645 Chicago, IL 60654	Investment Sub-Adviser: Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Floor Los Angeles, CA 90071

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION	2
Investment Objective	2
Fees and Expenses of the Fund	2
Portfolio Turnover	2
Principal Investment Strategies	3
Principal Risks	5
Performance	10
Portfolio Management	11
Buying and Selling Fund Shares	11
Tax Information	12
Payments to Broker-Dealers and Other Financial Intermediaries	12
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS	12
The Fund’s Investment Objective	12
The Fund’s Principal Strategies	12
The Fund’s Principal Investment Risks	15
Other Information About the Fund	21
HOW TO BUY SHARES	21
Opening an Account	21
Purchasing Shares	22
Minimum Investments	23
Other Purchase Information	24
HOW TO REDEEM (SELL) SHARES	24
Redeeming Shares	24
Redeeming By Mail	25
Telephone Redemptions	25
Redemptions-In-Kind	25
Redemption Fee	25
Additional Redemption Information	26
DISTRIBUTION PLAN	26
VALUING THE FUND’S ASSETS	26
DIVIDENDS, DISTRIBUTIONS AND TAXES	27
Dividends and Distributions	27
Taxes	27
MANAGEMENT OF THE FUND	28
Portfolio Managers	28
SHAREHOLDER STATEMENTS AND REPORTS	30
FINANCIAL HIGHLIGHTS	30
PRIVACY POLICY	33
FOR MORE INFORMATION	Back Cover

1

SUMMARY SECTION

Investment Objective
The Fund’s investment objective is overall total return consisting of long-term capital appreciation and income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class R Shares	Class I Shares
Redemption Fee (as a % of amount redeemed if held less than 90 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.37%	0.34%
Acquired Fund Fees and Expenses(1)	0.10%	0.10%
Total Annual Fund Operating Expenses	1.72%	1.44%
Fee Waiver/Reimbursement(2)	(0.02%)	0.00%
Total Annual Fund Operating Expenses After Waiver	1.70%	1.44%

(1)
Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)
The Fund’s adviser has contractually agreed to defer management fees and/or reimburse expenses(excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) of the Fund until at least January 31, 2018 in order to maintain the Total Annual Fund Operating Expenses After Fee Deferral and/or Reimbursement at 1.60% and 1.35% for the Class R shares and Class I shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days written notice to the adviser. Any deferral or reimbursement is subject to repayment by the Fund within three years following the fiscal year in which the expenses occurred if the Fund is able to make the repayment without exceeding its current expense limitation and the repayment is approved by the Board of Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same, except the first year which is covered by an expense cap and fee limitation agreement.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class R Shares	$173	$540	$931	$2,026
Class I Shares	$147	$455	$786	$1,722

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended September 30, 2016, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.
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Principal Investment Strategies
The Fund is a diversified series of RiverNorth Funds. The Fund’s adviser allocates the Fund’s assets among three principal strategies: a Tactical Closed-End Fund strategy, a High Yield strategy and a Senior Loan strategy. The amount allocated to each of the principal strategies may change depending on the adviser’s assessment of market risk, security valuations, market volatility, and the prospects for earning income and total return. The adviser determines which portion of the Fund’s assets are allocated to each strategy, although there is no set minimum for any strategy. Therefore, the amount allocated to any individual strategy may be between 0% and 100%. However, the adviser anticipates it will, under normal circumstances, allocate some portion of the Fund’s assets to each of the three strategies at any given time. The adviser manages the Tactical Closed-End Fund strategy. The sub-adviser manages the High Yield and Senior Loan strategies.

Under normal circumstances, the Fund will invest at least 80% of its assets in income-producing securities and instruments including, but not limited to, corporate bonds (including high-yield, below investment grade bonds, which are sometimes referred to as “junk bonds”), government-issued bonds, convertible bonds, preferred stocks, senior loans (which the Fund defines as a type of security for purposes of this prospectus), and shares of closed-end funds, exchange-traded funds (“ETFs”) and other investment companies (collectively, “Underlying Funds”) that invest principally in fixed income securities. The Fund may also invest in unregistered (Rule 144A) securities to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The adviser’s and sub-adviser’s security selection processes are described below. The adviser or sub-adviser may liquidate positions in order to implement a change in the adviser’s overall asset allocation or to generate cash to invest in more attractive opportunities. A portion of the Fund may also be actively managed resulting in a larger portion of any net gains in the Fund being realized as short-term capital gains. In addition, the adviser or sub-adviser may sell a security if there is a negative change in the fundamental or qualitative characteristics of the issuer or when its price approaches, meets or exceeds the target price established by the adviser or sub-adviser, as applicable. The Fund may borrow money from its custodian or other banks to pay unanticipated redemption requests rather than liquidate portfolio holdings at inopportune times. These borrowings will be temporary and will be made in accordance with the requirements of the 1940 Act.

Tactical Closed-End Fund Strategy
In implementing the Fund’s Tactical Closed-End Fund strategy, the adviser allocates that portion of the Fund’s investments primarily among Underlying Funds that invest in U.S. and foreign equities (including those issued in emerging markets), domestic and international fixed income instruments, options and securities convertible into equity securities and preferred equities. Allocations to asset classes, investment vehicles, sectors and countries are made based on the research and judgment of the adviser. The adviser considers a number of factors when selecting Underlying Funds, including fundamental and technical analysis to assess the relative risk and reward potential throughout the financial markets. The term “tactical” is used to indicate that the portion of the Fund’s assets allocated to this strategy will invest in closed-end funds to take advantage of pricing discrepancies in the closed-end fund market. At times, the adviser may actively trade the Fund’s holdings to take advantage of these pricing discrepancies.

In selecting closed-end funds, in particular, the adviser will opportunistically utilize a combination of short-term and longer-term trading strategies to seek to derive value from discount and premium spreads associated with closed-end funds. The adviser performs both a quantitative and qualitative analysis of closed-end funds prior to any closed-end fund being added to the Fund’s portfolio. This analysis and the adviser’s screening models and computer trading programs help determine when to buy and sell the closed-end funds in the Fund’s portfolio.

ETFs will be selected based on their ability to offer specific asset class, sector and style exposure in a cost- and tax-efficient manner.

The adviser also may invest directly in the equity and debt securities of U.S. and foreign corporate issuers and U.S. Government securities to gain access to sectors or market segments not represented by other investment companies. Equity securities purchased by the Fund may include, but are not limited to, common stocks, preferred stocks, convertible securities, and warrants to buy common stocks. Fixed income securities purchased by the Fund may include corporate bonds, U.S. Treasury securities and municipal bonds. In addition, the Fund may invest without limitation in foreign securities, including securities issued in emerging market countries, either directly or by purchasing sponsored or unsponsored American Depositary Receipts (ADRs). Unsponsored ADRs are generally established by banks or brokers and may not share in the benefits or voting rights of sponsored ADRs.

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The Fund may enter into total return swaps. Total return swaps are agreements that provide the Fund with a return based on the performance of an underlying asset (called a “reference asset”), in exchange for fee payments to a counterparty based on a specific rate of return. The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month. The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the reference asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the reference asset does not perform as anticipated by the adviser. The adviser may use the Fund’s own net asset value or the return of closed-end funds as the reference asset in a total return swap. The adviser utilizes a total return swap using the Fund’s return as the reference asset in order for the Fund’s cash positions allocated to the swap to share in similar investment returns as the Fund itself while maintaining a sufficient cash position to meet liquidity needs in the Fund, including liquidity to invest in new investment opportunities. The Fund records fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses.

High Yield Bond Strategy
In implementing the Fund’s High Yield Bond strategy, the sub-adviser will employ a research-intensive, long-only strategy to invest primarily in corporate high yield bonds, normally emphasizing issuers in North America and Europe. The strategy will emphasize below-investment grade debt securities, although investment-grade securities also may be acquired. The sub-adviser seeks to add value first and foremost through security selection. Sector allocation also plays an important role in its decision-making process, second only to security selection. The sub-adviser further believes that thoughtful diversification is an effective means of mitigating the impact of credit problems.

The sub-adviser views high yield bond investing as the conscious bearing of credit risk for profit and acts as a prudent lender rather than a securities trader. Its business is lending money to lower-rated, yet creditworthy companies; the buying and selling of securities is simply the means of accomplishing this end. Its investment process is bottom-up, based upon company-specific research. The sub-adviser believes that strong long-term performance can only be achieved through superior knowledge of companies, the industries in which they operate and the securities the Fund purchases – not through macro-forecasting – and that the avoidance of defaults is the most reliable source of superior performance.

In selecting securities for the Fund, the sub-adviser places a high priority on managing risk to ensure capital preservation. The sub-adviser uses a proprietary credit scoring matrix to rank potential investments. This process offers a systematic way of reviewing the key quantitative and qualitative variables impacting credit quality for each investment. Investments are made if the absolute amount of risk is acceptable, the sub-adviser believes the promised yield generously compensates for the risk and the investment’s relationship between risk and return is, in the sub-adviser’s judgment, among the most attractive relative to the opportunity set.

Typically, the sub-adviser’s decision to sell a security is fundamentally based, relating to its price and the assessment of its risk. In general, the sub-adviser will consider selling if it is early in spotting actual or potential deterioration in credit quality before it is reflected in the security price, the price of the security has significantly appreciated, lowering its yield, or another security is available that offers a better risk/reward tradeoff. If a bond held by the Fund goes into default, the Fund may continue to hold the defaulted bond if the sub-adviser believes it is in the best interests of the Fund to do so.

Senior Loan Strategy
In implementing the Fund’s Senior Loan strategy, the sub-adviser will employ a research-intensive, long-only strategy to invest in senior loans, normally emphasizing corporate issuers in North America and Europe. The Senior Loan strategy may also include certain high yield bonds where the sub-adviser believes such bonds are appropriate for the Senior Loan strategy. Most of the instruments to be purchased by the Fund for the Senior Loan strategy will pay a variable rate of interest, though certain instruments may carry a fixed rate of interest.

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The sub-adviser approaches senior loan investing using the same bottom-up investment process based upon company-specific research that it applies to high yield bond investing. The sub-adviser believes strong long-term performance can only be achieved through superior knowledge of companies, the industries in which they operate and the obligations purchased by the Fund. The sub-adviser seeks to add value first and foremost through its selection of senior loans, with sector allocation and diversification also playing important roles in its decision-making process.

The Fund will primarily invest in the middle and upper quality tiers of non-investment grade loans, although investment-grade obligations or lower-quality non-investment grade obligations also may be acquired. The loans in which the Fund may invest will, in most instances, hold the most senior position in the capital structure of the borrower, though the sub-adviser will not be subject to any limit on purchasing loans that have a less senior position in the capital structure if the sub-adviser determines that such loans are consistent with the Fund’s investment strategy. While the loans purchased by the Fund will typically be secured by a first-priority security interest in most tangible and intangible assets of the issuer, they are not required to be and the sub-adviser will not be subject to any limit on purchasing loans with lower-priority security interests or loans whose security interests exclude material assets of the issuer.

The loans in which the Fund will invest typically will be term loans, though the Fund may also invest in other types of loans, including those that are attached to a term loan tranche or otherwise required to be purchased along with the purchase of a term loan tranche. It is anticipated that most of the loans purchased by the Fund will have maturities of five to ten years, though the sub-adviser is not restricted to purchasing loans of any particular maturity. Most of the loans purchased by the Fund will be negotiated and structured by a syndicate of lenders consisting of commercial banks, investment banks, thrift institutions, insurance companies, finance companies or other financial institutions, one or more of which will administer the loan on behalf of all the lenders. The Fund will generally purchase assignments of these loans, in which case it will typically become a lender for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest. However, the Fund may also purchase participation interests, in which case it will not have any direct relationship with the borrower and will instead rely on the lender or participant that sold the participation interest for enforcement of rights against the borrower and to receive and process payments of interest, principal and other amounts due to the Fund. Term loans generally require very limited, if any, repayment of principal during the term of the loan. As a result, there is typically a large “balloon payment” due at the end of the term that the issuer must either repay out of corporate assets or refinance with new indebtedness.

In selecting senior loans and other obligations for the Fund, the sub-adviser places a high priority on managing risk to ensure capital preservation, including through evaluation of any collateral securing a loan. The sub-adviser uses a proprietary credit scoring matrix to rank potential loan investments in the same manner that it evaluates high yield bonds. Investments are made if the absolute amount of risk is acceptable, the sub-adviser believes the expected yield generously compensates for the risk and the investment’s relationship between risk and return is, in the sub-adviser’s judgment, among the most attractive relative to the opportunity set.

Typically, the sub-adviser’s decision to sell a senior loan or other obligation is fundamentally based, relating to its price and the assessment of its risk. In general, the sub-adviser will consider selling if it is early in spotting actual or potential deterioration in credit quality before it is reflected in the price of the obligation, the price of the obligation has significantly appreciated, lowering its yield, or another investment opportunity is available that offers a better risk/reward tradeoff.

Principal Risks
All mutual funds carry a certain amount of risk. The Fund’s returns will vary and you could lose money on your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency. Below is a summary of the principal risks of investing in the Fund.

Borrowing Risk. The Fund may borrow amounts up to one-third of the value of its total assets, but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Fund will not purchase additional portfolio securities while outstanding borrowings exceed 5% of the value of its total assets.

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Closed-End Fund Risk. The Fund invests in closed-end investment companies or funds. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Convertible Security Risk. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Credit Derivatives Risk. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary security transactions. If the sub-adviser is incorrect in its forecasts of default risks, liquidity risk, counterparty risk, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the sub-adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected.

Currency Risk. To the extent that the Fund invests in securities denominated in, or whose issuers receive revenue in, foreign currencies, it will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk. To the extent the Fund invests in derivative securities, there is the risk that an insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

Distressed and Defaulted Securities Risk. Investments, through loans or otherwise, in securities of financially distressed companies involve substantial risks. These risks are often greater than those associated with below investment grade securities because of the uncertainties of investing in the issuer undergoing the financial distress. These securities may present a substantial risk of default or may be in default at the time of investment. The sub-adviser’s judgments about the credit quality of the borrower or issuer and the relative value of its securities may prove to be wrong.

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Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

Exchange-Traded Note Risk. The Fund may invest in exchange traded notes (“ETNs”), which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. There may be restrictions on the Fund’s right to redeem its investment in an ETN, and there may be limited availability of a secondary market.

Equity Risk. To the extent the Fund invests in common stocks, preferred stocks, convertible securities, rights and warrants, it will be exposed to equity risk. Equity markets may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally. Preferred stocks often behave more like fixed income securities. If interest rates rise, the value of preferred stocks having a fixed dividend rate tends to fall. The value of convertible securities fluctuates with the value of the underlying stock. Convertible stocks can also fluctuate based on the issuer’s credit rating or creditworthiness and may be subject to call or redemption by the issuer. Rights and warrants do not necessarily move in parallel with the price of the underlying stock and the market for rights and warrants may be limited. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Fixed Income Risk. Fixed income securities increase or decrease in value based on changes in interest rates. If interest rates increase, the value of the Fund’s fixed income securities generally declines. On the other hand, if interest rates fall, the value of the fixed income securities generally increases. Below investment grade bonds may provide greater income and opportunity for gain, but entail greater risk of loss of principal. The issuer of a fixed income security may not be able to make interest and principal payments when due. With regard to below investment grade bond issuers, the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation may be more at risk.

Some of the related risks of fixed income securities include:

•	Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due.
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High Yield Securities/Junk Bond Risk. The Fund may invest in Underlying Funds that invest in high yield securities, also known as “junk bonds.” High yield securities may provide greater income and opportunity for gain, but entail greater risk of loss of principal.

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Government Risk. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate. All U.S. Government obligations are subject to interest rate risk.

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Interest Rate Risk. The Fund’s share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund’s investments generally will decline, as will the value of your investment in the Fund. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.

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Sovereign Obligation Risk. The Underlying Funds may invest in sovereign debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Funds may have limited recourse in the event of a default.

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Floating Interest Rate Risk. Most of the loans to be purchased by the Fund will pay interest based on the London Interbank Offered Rate (LIBOR). A decline in LIBOR could negatively impact the expected return of the Fund’s portfolio.

Foreign Investing Risk. Investments in foreign securities may be affected by currency controls and exchange rates, different accounting, auditing, financial reporting, and legal standards and practices; expropriation, changes in tax policy, greater market volatility, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging or developing countries.

Investment Style Risk. The Fund is managed by allocating the Fund’s assets to three different strategies, investing in closed-end funds, high yield securities and senior or secured loans. This may cause the Fund to underperform funds that do not limit their investments to these three strategies during periods when these strategies underperform other types of investments.

Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. However, this risk may be limited to the extent that the adviser and the Fund have entered into a fee deferral and/or expense reimbursement arrangement.

Liquidity Risk. If the Fund invests in illiquid assets, or if assets become illiquid there may be no willing buyer of the securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance.

Loans Risk. Secured loans hold senior positions in the capital structure of a business, are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower. The secured loans in which the Fund will invest may be rated below investment grade or may also be unrated. Below investment grade quality instruments are those that, at the time of investment, are rated Ba1 or lower by Moody’s Investor Services, Inc. (“Moody’s”) and BB+ or lower by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or if unrated, are determined by the adviser or sub-adviser to be of comparable quality. As a result, the risks associated with secured loans are similar to the risks of below investment grade instruments, although secured loans are senior and secured in contrast to other below investment grade instruments, which are often subordinated or unsecured. Nevertheless, if a borrower under a secured loan arrangement defaults, becomes insolvent or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the secured loan or nothing at all. Secured loans are subject to a number of risks described elsewhere in this section, including credit risk, liquidity risk, below investment grade instruments risk and management risk.

Although the secured loans in which the Fund will invest will be secured by collateral, there can be no assurance that the Fund will have first-lien priority in such collateral or that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a secured loan. In the event of a decline in the value of the already pledged collateral, if the terms of a secured loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the secured loans. To the extent that a secured loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the borrower. Those secured loans that are under-collateralized involve a greater risk of loss.

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In general, the secondary trading market for secured loans is not fully-developed. No active trading market may exist for certain secured loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain secured loans quickly or at a fair price. To the extent that a secondary market does exist for certain secured loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Management Risk. The adviser’s and sub-adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s or sub-adviser’s judgments will produce the desired results.

Market Risk. Overall equity and debt market risks may also affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels, and political events affect the securities and loan markets.

Preferred Stock Risk. Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but less risky than its common stock. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of issuers of securities and loans in the Fund’s portfolio.

Swap Risk. The Fund may invest in total return swap agreements. The degree to which the Fund may invest in these instruments is not limited, although maximum notional amounts are generally set by counterparties. These agreements are considered derivatives. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. The use of swaps may not always be successful; using swaps could lower Fund total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed the Fund’s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out the Fund’s investment at a reasonable price, which could turn an expected gain into a loss.

Tax Risk. With respect to federal income taxes, any distributions to shareholders that represent income from taxable securities will generally be taxable as ordinary income, while other distributions, such as capital gains, are taxable to the same extent they would be for any mutual fund. Distributions also are generally subject to state taxes with certain exceptions (e.g. some states may have an exception where a portion of the Fund’s income is attributable to municipal securities issued in the state in which you reside). New federal or state governmental action could adversely affect the tax-exempt status of securities held by the Fund, resulting in higher tax liability for shareholders and potentially hurting Fund performance as well.

Underlying Fund Risk. The Fund will incur higher and duplicative expenses, including advisory fees, when it invests in Underlying Funds. There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying Funds (such as the use of derivatives). The ETFs in which the Fund invests that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transactions costs and other expenses of the ETFs. The shares of Underlying Funds frequently trade at a discount to their net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase. In addition, certain closed-end funds utilize leverage in their portfolios. This use of leverage could subject the Underlying Fund, and indirectly, the Fund, to increased risks including increased volatility in the price of the Underlying Fund shares.

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Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock.

Performance
The bar chart below shows how the Fund’s Class I Shares’ investment results have varied from year to year. The table below shows how the Class I and Class R Shares’ average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund (before and after taxes) is no guarantee of how it will perform in the future. Performance for the Fund is updated monthly and may be obtained online at www.RiverNorth.com or by calling 1-888-848-7569.

Calendar Year Total Returns through December 31, 2016 – Class I Shares

Highest/Lowest quarterly results for Class I Shares during this time period were:

Best Quarter:	4th Quarter, 2013	4.25%
Worst Quarter:	3rd Quarter, 2015	-3.82%

Average Annual Total Returns (as of December 31, 2016)
	1 Year	Since Inception (December 28, 2012)
RiverNorth/Oaktree High Income Fund – Class I
Return Before Taxes	13.05%	4.46%
Return After Taxes on Distributions	10.57%	2.10%
Return After Taxes on Distributions and Sale of Fund Shares	7.30%	2.32%
RiverNorth/Oaktree High Income Fund – Class R
Return Before Taxes	12.80%	4.19%
Bank of America Merrill Lynch Non-Financial Developed High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	15.50%	4.27%
CSFB Leveraged Loan Index (reflects no deduction for fees, expenses, or taxes)	9.85%	4.35%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.

The Bank of America/Merrill Lynch Developed Markets High Yield Constrained Index contains all securities in the Bank or America/Merrill Lynch Global High Yield index from developed markets countries but cap issuer exposure at 2%. Developed Markets is defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. The index tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or Eurobond markets. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch).

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CSFB Leveraged Loan Index is a market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

Portfolio Management
Investment Adviser – RiverNorth Capital Management, LLC
Sub-Adviser – Oaktree Capital Management, L.P.

Portfolio Managers
•	Patrick W. Galley, CFA®, Chief Investment Officer of RiverNorth Capital Management, LLC. Co-Portfolio Manager of the Fund since its inception in 2012.
•	Stephen O’Neill, CFA®, Portfolio Manager of RiverNorth Capital Management, LLC. Co-Portfolio Manager of the Fund since its inception in 2012.
•	Armen Panossian, Managing Director and U.S. Senior Loan Portfolio Manager of Oaktree Capital Management, L.P. Co-Portfolio Manager of the Fund since June 2014.
•	Sheldon Stone, Principal and U.S. and Global High Yield Bond Co-Portfolio Manager of Oaktree Capital Management, L.P. Co-Portfolio Manager of the Fund since its inception in 2012.
•	David Rosenberg, Managing Director and U.S. and Global High Yield Bond Co-Portfolio Manager of Oaktree Capital Management L.P. Co-Portfolio Manager of the Fund since September 2014.
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James Turner, Managing Director, European High Yield Bond Portfolio Manager, Global High Yield Bond and European Senior Loan Co-Portfolio Manager of Oaktree Capital Management, L.P. Co-Portfolio Manager of the Fund since May 2016.

Buying and Selling Fund Shares
To open an account and make an initial purchase directly with the Fund, you can mail a check (payable to RiverNorth Funds) in the minimum amounts described below along with a completed and signed Account Application. To obtain an Account Application, call 1-888-848-7569 or download one from www.RiverNorth.com.

Minimum Initial Investment for Class R Shares
$1,000 for IRA accounts
$5,000 for other types of accounts

Minimum Initial Investment for Class I Shares
$100,000 for all accounts

Minimum Subsequent Investment for both Class R and Class I Shares
$100 for all accounts

To Place Orders
By Mail: RiverNorth Funds P.O. Box 1920 Denver, CO 80201	Overnight Mail: RiverNorth Funds c/o ALPS Fund Services 1290 Broadway, Suite 1100 Denver, CO 80203
By Phone: 1-888-848-7569

You may purchase or redeem (sell) shares by (i) writing to the address above, or by telephone at the number above or (ii) through a broker, dealer or other financial intermediary that has entered into an agreement with the Fund’s distributor.

You may normally redeem (sell) your shares on any Business Day that the New York Stock Exchange is open and the Fund receives such redemption request in good order by mail or telephone.

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Tax Information
The Fund intends to make distributions that are taxed as ordinary income, long-term capital gains, qualified dividend income or a combination of the above, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan, in which case the distributions are taxed when the assets are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS

The Fund’s Investment Objective
The Fund’s investment objective is overall total return consisting of long-term capital appreciation and income.

The Fund’s Principal Strategies
The Fund’s adviser allocates the Fund’s assets among three principal strategies: a Tactical Closed-End Fund strategy, a High Yield strategy and a Senior Loan strategy. The amount allocated to each of the principal strategies may change depending on the adviser’s assessment of market risk, security valuations, market volatility, and the prospects for earning income and total return. The adviser determines which portion of the Fund’s assets are allocated to each strategy, although there is no set minimum for any strategy. Therefore, the amount allocated to any individual strategy may be between 0% and 100%. However, the adviser anticipates it will, under normal circumstances, allocate some portion of the Fund’s assets to each of the three strategies at any given time. The adviser manages the Tactical Closed-End Fund strategy. The sub-adviser manages the High Yield and Senior Debt strategies.

Under normal circumstances, the Fund will invest at least 80% of its assets in income-producing securities including, but not limited to, corporate bonds (including high-yield, below investment grade bonds, which are sometimes referred to as “junk bonds”), government-issued bonds, convertible bonds, preferred stocks, senior loans (which the Fund defines as a type of security for purposes of this prospectus), and shares of closed-end funds, ETFs and other investment companies (collectively, “Underlying Funds”) that principally invest in fixed income securities. The Fund may also invest in unregistered (Rule 144A) securities to the extent permitted by the 1940 Act. The adviser’s and sub-adviser’s security selection processes are described below. The adviser or sub-adviser may liquidate positions in order to implement a change in the adviser’s overall asset allocation, or to generate cash to invest in more attractive opportunities. A portion of the Fund may also be actively managed resulting in a larger portion of any net gains in the Fund being realized as short-term capital gains. In addition, the adviser or sub-adviser may sell a security if there is a negative change in the fundamental or qualitative characteristics of the issuer or when its price approaches, meets or exceeds the target price established by the adviser or sub-adviser, as applicable. The Fund may borrow money from its custodian or other banks to pay unanticipated redemption requests rather than liquidate portfolio holdings at inopportune times. These borrowings will be temporary and will be made in accordance with the requirements of the 1940 Act.

Tactical Closed-End Fund Strategy
In implementing the Fund’s Tactical Closed-End Fund strategy, the adviser allocates that portion of the Fund’s investments among Underlying Funds that invest in U.S. and foreign equities (including those issued in emerging markets), U.S. and foreign fixed income instruments, options and securities convertible into equity securities and preferred equities. Some closed-end funds may invest in a mix of these and other underlying securities and are referred to as hybrid closed-end funds. The Underlying Funds and the Fund itself may also invest in cash or cash equivalents. Allocations to asset classes, investment vehicles, sectors and countries are made based on the research and judgment of the adviser. The adviser considers a number of factors when selecting Underlying Funds, including fundamental and technical analysis to assess the relative risk and reward potential throughout the financial markets. The adviser may also allocate the Fund’s assets among cash and short term investments. The term “tactical” is used to indicate that the portion of the Fund’s assets allocated to this strategy will invest in closed-end funds to take advantage of pricing discrepancies in the closed-end fund market. At times the adviser may actively trade the Fund’s holdings to take advantage of these pricing discrepancies.

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In selecting closed-end funds, in particular, the adviser will opportunistically utilize a combination of short-term and longer-term trading strategies to seek to derive value from discount and premium spreads associated with closed-end funds. The adviser performs both a quantitative and qualitative analysis of closed-end funds prior to any closed-end fund being added to the Fund’s portfolio. This analysis and the adviser’s screening models and computer trading programs help determine when to buy and sell the closed-end funds in the Fund’s portfolio. If the Fund invests in affiliated closed-end funds, the Fund will only do so in accordance with the provisions of the 1940 Act. The adviser may also be required to waive certain fees in the event the Fund invests in affiliated closed-end funds.

An ETF is an investment company that typically seeks to track the performance of a particular market index. These indices include not only broad-market indices, but more specific indices as well, including those relating to particular sectors, markets, regions and industries. ETFs will be selected based on their ability to offer specific asset class, sector and style exposure in a cost- and tax- efficient manner. The Fund will purchase ETF shares on the secondary market. Unlike a fund of funds that allocates its assets based on the perceived ability of the advisers to the Underlying Funds, the Fund’s adviser actively manages the Fund’s portfolio among the Underlying Funds based on its research and analysis of the market and the investment merit of the Underlying Funds themselves.

The adviser also may invest directly in the equity and debt securities of U.S. and international corporate issuers and U.S. Government securities to gain access to sectors or market segments not represented by other investment companies. Equity securities purchased by the Fund may include, but are not limited to, common stocks, preferred stocks, convertible securities, and warrants to buy common stocks. Fixed income securities purchased by the Fund may include corporate bonds, U.S. Treasury securities and municipal bonds. In addition, the Fund may invest without limitation in foreign securities, including securities issued in emerging market countries, either directly or by purchasing sponsored or unsponsored ADRs. Unsponsored ADRs are generally established by banks or brokers and may not share in the benefits or voting rights of sponsored ADRs. The Fund may also invest in Underlying Funds and other investment companies that hold foreign securities or ADRs.

The Fund may enter into total return swaps. Total return swaps are agreements that provide the Fund with a return based on the performance of an underlying asset (called a “reference asset”), in exchange for fee payments to a counterparty based on a specific rate of return. The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month or when the amount owed to either party reaches some specific amount. The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the reference asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the reference asset does not perform as anticipated by the adviser. The Fund may use its own net asset value or the net asset value of a similar fund as the reference asset in a total return swap. This strategy serves to reduce “cash drag” (the impact of uninvested cash on the Fund’s overall return) by replacing it with the total return of the Fund’s own, or a similar fund’s investment holdings. The Fund records fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses. While it is possible to lose money investing in total return swaps, the adviser has determined that the use of total return swaps, over time, will benefit the Fund and its shareholders by providing market exposure to the cash positions held by the Fund. To minimize the risk, the adviser periodically examines the creditworthiness of the counterparty. The maximum notional amount available for the total return swap is generally some percentage of the Fund’s total assets or the assets of the reference asset, usually aggregated with other funds also using the same reference asset. Settlement of amounts owed between the parties occurs monthly or when the amount owed exceeds a limit established between the parties.

High Yield Bond Strategy
In implementing the Fund’s High Yield Bond strategy, the sub-adviser will employ a research-intensive, long-only strategy to invest primarily in corporate high yield bonds, normally emphasizing issuers in North America and Europe. The strategy will emphasize below-investment grade debt securities, although investment-grade securities also may be acquired. The sub-adviser seeks to add value first and foremost through security selection. Sector allocation also plays an important role in its decision-making process, second only to security selection. The sub-adviser further believes that thoughtful diversification is an effective means of mitigating the impact of credit problems.

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The sub-adviser views high yield bond investing as the conscious bearing of credit risk for profit and acts as a prudent lender rather than a securities trader. Its business is lending money to lower-rated yet creditworthy companies; the buying and selling of securities is simply the means of accomplishing this end. Its investment process is bottom-up, based upon company-specific research. The sub-adviser believes that strong long-term performance can only be achieved through superior knowledge of companies, the industries in which they operate and the securities the Fund purchases – not through macro-forecasting – and that the avoidance of defaults is the most reliable source of superior performance.

In selecting securities for the Fund, the sub-adviser places a high priority on managing risk to ensure capital preservation. The sub-adviser uses a proprietary credit scoring matrix to rank potential investments. This process offers a systematic way of reviewing the key quantitative and qualitative variables impacting credit quality for each investment. Investments are made if the absolute amount of risk is acceptable, the sub-adviser believes the promised yield generously compensates for the risk and the investment’s relationship between risk and return is, in the sub-adviser’s judgment, among the most attractive relative to the opportunity set.

Typically, the sub-adviser’s decision to sell a security is fundamentally based, relating to its price and the assessment of its risk. In general, the sub-adviser will consider selling if it is early in spotting actual or potential deterioration in credit quality before it is reflected in the security price, the price of the security has significantly appreciated, lowering its yield, or another security is available that offers a better risk/reward tradeoff. If a bond held by the Fund goes into default, the Fund may continue to hold the defaulted bond if the sub-adviser believes it is in the best interests of the Fund to do so.

Senior Loan Strategy
In implementing the Fund’s Senior Loan strategy, the sub-adviser will employ a research-intensive, long-only strategy to invest in senior loans, normally emphasizing corporate issuers in North America and Europe. The Senior Loan strategy may also include certain high yield bonds where the sub-adviser believes such bonds are appropriate for the Senior Loan strategy. Most of the instruments to be purchased by the Fund for the Senior Loan strategy will pay a variable rate of interest, though certain instruments may carry a fixed rate of interest.

The sub-adviser approaches senior loan investing using the same bottom-up investment process based upon company-specific research that it applies to high yield bond investing. The sub-adviser believes strong long-term performance can only be achieved through superior knowledge of companies, the industries in which they operate and the obligations purchased by the Fund. The sub-adviser seeks to add value first and foremost through its selection of senior loans, with sector allocation and diversification also playing important roles in its decision-making process.

The Fund will primarily invest in the middle and upper quality tiers of non-investment grade loans, although investment-grade obligations or lower-quality non-investment grade obligations also may be acquired. The loans in which the Fund may invest will, in most instances, hold the most senior position in the capital structure of the borrower, though the sub-adviser will not be subject to any limit on purchasing loans that have a less senior position in the capital structure if the sub-adviser determines that such loans are consistent with the Fund’s investment strategy. While the loans purchased by the Fund will typically be secured by a first-priority security interest in most tangible and intangible assets of the issuer, they are not required to be and the sub-adviser will not be subject to any limit on purchasing loans with lower-priority security interests or loans whose security interests exclude material assets of the issuer.

The loans in which the Fund will invest typically will be term loans, though the Fund may also invest in other types of loans, including those that are attached to a term loan tranche or otherwise required to be purchased along with the purchase of a term loan tranche. It is anticipated that most of the loans purchased by the Fund will have maturities of five to ten years, though the sub-adviser is not restricted to purchasing loans of any particular maturity. Most of the loans purchased by the Fund will be negotiated and structured by a syndicate of lenders consisting of commercial banks, investment banks, thrift institutions, insurance companies, finance companies or other financial institutions, one or more of which will administer the loan on behalf of all the lenders. The Fund will generally purchase assignments of these loans, in which case it will typically become a lender for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest. However, the Fund may also purchase participation interests, in which case it will not have any direct relationship with the borrower and will instead rely on the lender or participant that sold the participation interest for enforcement of rights against the borrower and to receive and process payments of interest, principal and other amounts due to the Fund. Term loans generally require very limited, if any, repayment of principal during the term of the loan. As a result, there is typically a large “balloon payment” due at the end of the term that the issuer must either repay out of corporate assets or refinance with new indebtedness.

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In selecting senior loans and other obligations for the Fund, the sub-adviser places a high priority on managing risk to ensure capital preservation, including through evaluation of any collateral securing a loan. The sub-adviser uses a proprietary credit scoring matrix to rank potential loan investments in the same manner that it evaluates high yield bonds. Investments are made if the absolute amount of risk is acceptable, the sub-adviser believes the expected yield generously compensates for the risk and the investment’s relationship between risk and return is, in the sub-adviser’s judgment, among the most attractive relative to the opportunity set.

Typically, the sub-adviser’s decision to sell a senior loan or other obligation is fundamentally based, relating to its price and the assessment of its risk. In general, the sub-adviser will consider selling if it is early in spotting actual or potential deterioration in credit quality before it is reflected in the price of the obligation, the price of the obligation has significantly appreciated, lowering its yield, or another investment opportunity is available that offers a better risk/reward tradeoff.

The Fund’s Principal Investment Risks
All mutual funds carry a certain amount of risk. The Fund’s returns will vary and you could lose money on your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency. Below are the principal risks of investing in the Fund.

Borrowing Risk. The Fund will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Fund will not purchase additional portfolio securities while outstanding borrowings exceed 5% of the value of its total assets.

Closed-End Fund Risk. The Fund invests in closed-end investment companies or funds. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

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Convertible Security Risk. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Credit Derivatives Risk. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary security transactions. If the sub-adviser is incorrect in its forecasts of default risks, liquidity risk, counterparty risk, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the sub-adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund sells protection under a credit default swap, it would collect periodic fees from the buyer and would profit if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the Fund would be required to pay an agreed upon amount to the buyer (which may be the entire notional amount of the swap) if the reference entity defaults on the reference security. Credit default swap agreements involve greater risks than if the Fund invested in the reference obligation directly.

Currency Risk. To the extent that the Fund invests in securities denominated in, and/or receiving revenues in, foreign currencies, it will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk. Some of the instruments in which the Fund may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments and each type of derivative instrument may have its own special risks.

Some over-the-counter derivatives instruments may expose the Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, the Fund will lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

Investing for hedging purposes or to increase the Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the adviser or sub-adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested.

Distressed and Defaulted Securities Risk. Investments, through loans or otherwise, in securities of financially distressed companies involve substantial risks. These risks are often greater than those associated with below investment grade securities because of the uncertainties of investing in the issuer undergoing the financial distress. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a borrower or issuer, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such borrower or issuer. The sub-adviser’s judgments about the credit quality of the borrower or issuer and the relative value of its securities may prove to be wrong.

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Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

Exchange-Traded Note Risk. The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. ETNs in which the Fund may invest typically mature thirty years from the date of issue. The issuer’s credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Equity Risk. To the extent the Fund invests in common stocks, preferred stocks, convertible securities, rights and warrants, it will be exposed to equity risk. Equity markets may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally. Preferred stocks often behave more like fixed income securities. If interest rates rise, the value of preferred stocks having a fixed dividend rate tends to fall. The value of convertible securities fluctuates with the value of the underlying stock. Convertible stocks can also fluctuate based on the issuer’s credit rating or creditworthiness and may be subject to call or redemption by the issuer. Rights and warrants do not necessarily move in parallel with the price of the underlying stock and the market for rights and warrants may be limited. Rights wand warrants have not voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Fixed Income Risk. Fixed income securities increase or decrease in value based on changes in interest rates. If rates increase, the value of the fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. The issuer of a fixed income security may not be able to make interest and principal payments when due. This risk is increased in the case of issuers of high yield securities, also known as “junk bonds.” If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of certain U.S. Government sponsored entities are neither issued nor guaranteed by the U.S. Government. Fixed income risks include components of the following additional risks:

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Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund. The Fund may invest in an Underlying Fund that invests in securities that are rated in the lowest investment grade category. Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

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High Yield Securities/Junk Bond Risk. The Fund may invest in Underlying Funds that invest in high yield securities, also known as “junk bonds.” High Yield securities are not considered to be investment grade. High yield securities may provide greater income and opportunity for gain, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of the Underlying Fund to sell high yield securities at the price at which it is being valued for purposes of calculating net asset value.

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Government Risk. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate. In addition, securities issued by Freddie Mac, Fannie Mae and Federal Home Loan Banks are not obligations of, or insured by, the U.S. Government. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price could fall. All U.S. Government obligations are subject to interest rate risk.

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Interest Rate Risk. The Fund’s share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund’s investments generally will decline, as will the value of your investment in the Fund. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.

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Sovereign Obligation Risk. The Underlying Funds may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Funds may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts.

Foreign Investing Risk. Because the Fund may invest in foreign securities directly or indirectly in ADRs and Underlying Funds that hold foreign debt and equity securities, including the debt of foreign governments and supranational organizations, and ADRs, it is subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

Investment Style Risk. The Fund is managed by allocating the Fund’s assets to three different strategies, investing in closed-end funds, investing in high-yield securities and investing in loans. This may cause the Fund to underperform funds that do not limit their investments to these three strategies during periods when closed-end funds, high yield securities or investments through loans underperform other types of investments.

Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. However, this risk may be limited to the extent that the adviser and the Fund have entered into a fee deferral and/or expense reimbursement arrangement.

Liquidity Risk. Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that it may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold, the Fund may have to sell at a lower price or may not be able to sell the security at all, each of which would have a negative effect on the Fund’s performance.

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Loans Risk. Secured loans hold senior positions in the capital structure of a business, are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower. The secured loans in which the Fund will invest may be rated below investment grade or may also be unrated. As a result, the risks associated with secured loans are similar to the risks of below investment grade instruments, although secured loans are senior and secured in contrast to other below investment grade instruments, which are often subordinated or unsecured. Nevertheless, if a borrower under a secured loan arrangement defaults, becomes insolvent or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the secured loan or nothing at all. Secured loans are subject to a number of risks described elsewhere in this section, including credit risk, liquidity risk, below investment grade instruments risk and management risk.

Although the secured loans in which the Fund will invest will be secured by collateral, there can be no assurance that the Fund will have first-lien priority in such collateral or that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a secured loan. In the event of a decline in the value of the already pledged collateral, if the terms of a secured loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the secured loans. To the extent that a secured loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the borrower. Those secured loans that are under-collateralized involve a greater risk of loss.

In general, the secondary trading market for secured loans is not fully-developed. No active trading market may exist for certain secured loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain secured loans quickly or at a fair price. To the extent that a secondary market does exist for certain secured loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Some secured loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the secured loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could, under certain circumstances, include invalidation of secured loans.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of secured loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default.

If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of secured loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the sub-adviser, do not represent fair value. If the Fund attempts to sell a secured loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the secured loan may be adversely affected.

Management Risk. The adviser’s and sub-adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s and sub-adviser’s judgments will produce the desired results. In addition, the Fund may allocate its assets so as to under-emphasize or over-emphasize ETFs or other investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
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Preferred Stock Risk. Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but less risky than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of “non-cumulative” preferred stocks) or defer (in the case of “cumulative” preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Swap Risk. The Fund may invest in interest rate, index, total return, currency and credit default swap agreements. The Fund may invest in total return swap agreements. The degree of the Fund’s investment in these instruments is not limited, although maximum notional amounts are generally set by counterparties. These agreements are considered derivatives. Swap agreements are two-party contracts under which the Fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indices. Swaps and swap options can be used for a variety of purposes, including: as an efficient means of adjusting Fund overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; and to serve as a cash management tool.

There are risks in the use of swaps. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. The use of swaps may not always be successful; using them could lower the Fund’s total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed the Fund’s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out the Fund’s investment at a reasonable price, which could turn an expected gain into a loss. The adviser will monitor the creditworthiness of all counterparties in any swap contract. The maximum notional amount available for the total return swap is $75 million and settlement of amounts owed between the parties occurs monthly or when the amount owed exceeds $1 million.

Tax Risk. With respect to federal income taxes, any distributions to shareholders that represent income from taxable securities will generally be taxable as ordinary income, while other distributions, such as capital gains, are taxable to the same extent they would be for any mutual fund. Distributions also are generally subject to state taxes with certain exceptions (e.g. some states may have an exception where a portion of the fund’s income is attributable to municipal securities issued in the state in which you reside). New federal or state governmental action could adversely affect the tax-exempt status of securities held by the fund, resulting in higher tax liability for shareholders and potentially hurting fund performance as well.

Underlying Fund Risk. The Fund will invest in other investment companies, ETFs and closed-end funds. The cost of investing in the Fund will generally be higher than the cost of investing directly in other investment company shares. Investors in the Fund will indirectly bear fees and expenses, including advisory fees, charged by the Underlying Funds in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund may also incur brokerage costs when it purchases Underlying Funds. Furthermore, investments in Underlying Funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund. The Fund is best suited for long-term investors.

The ETFs in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by these investments may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices.

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Additionally, the Fund may invest in shares of Underlying Funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares.

In addition, certain closed-end funds utilize leverage in their portfolios. This use of leverage could subject the Underlying Fund, and indirectly, the Fund, to increased risks including increased volatility in the price of the Underlying Fund shares. The Fund will invest in closed-end funds that pay periodic dividends to shareholders, some of which may be classified as return of capital distributions.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

Other Information About the Fund
The investment objective of the Fund may be changed without shareholder approval; however, you will be given advance written notice of any material changes. Information about the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is included in the Statement of Additional Information.

From time to time, the Fund may hold all or a portion of its assets in cash or cash equivalents pending investment, or when attempting to respond to adverse market, economic, political or other conditions, causing investment opportunities to be limited. Cash equivalents include certificates of deposit; short term, high quality taxable debt securities; money market funds and repurchase agreements. If the Fund invests in shares of a money market fund or other investment company, the shareholders of the Fund generally will be subject to duplicative management fees. These temporary defensive positions may be inconsistent with the Fund’s principal investment strategy and, as a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

HOW TO BUY SHARES

Opening an Account
The Fund is a series of RiverNorth Funds and you may purchase shares directly from RiverNorth Funds. You also may purchase shares through a brokerage firm or other intermediary that has contracted with RiverNorth Funds to sell shares of the Fund. You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase shares. Shares of the Fund are available exclusively to U.S. citizens.

If you are investing directly in the Fund for the first time, please call the Fund’s transfer agent at 1-888-848-7569 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would not like to be able to redeem you shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

Your investment in the Fund should be intended as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock, bond or loan markets. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

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To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identify, the Fund may restrict further investment until your identify is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. The Fund has appointed an Anti-Money Laundering Compliance Officer to oversee these policies.

If you have any questions regarding the Fund, please call the transfer agent at 1-888-848-7569.

Purchasing Shares
You may buy shares on any "business day." Business days are Monday through Friday, other than days the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Shares of the Fund are sold at NAV per share. The NAV generally is calculated as of the close of trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time ("ET"). The Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

If you are purchasing directly from RiverNorth Funds, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

To Place Orders
By Mail: RiverNorth Funds P.O. Box 1920 Denver, CO 80201	Overnight Mail: RiverNorth Funds c/o ALPS Fund Services 1290 Broadway, Suite 1100 Denver, CO 80203

Purchase orders received in “proper form” by the Fund’s transfer agent or designated intermediary before the close of trading on the NYSE will be effective at the NAV next calculated after your order is received. On occasion, the NYSE closes before 4:00 p.m. ET. When that happens, purchase orders received after the NYSE closes will be effective the following business day.

To be in “proper form,” the purchase order must include:

•	Fund name and account number;
•	Account name(s) and address;
•	The dollar amount or number of shares you wish to purchase.

The Fund does not consider the US Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the RiverNorth Funds’ post office box, of purchase orders does not constitute receipt by the Fund.

The Fund may limit the amount of purchases and refuse to sell to any person.

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IRA accounts are subject to annual custodial fees. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

Method of Payment. The Funds will accept purchases only in US dollars drawn from US financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment.  Checks made payable to any individual or company and endorsed to RiverNorth Funds or the Fund are considered third-party checks.

A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or the Fund’s agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 1-888-848-7569 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer. You must provide a signed application to ALPS Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and the purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent. The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Purchases In Kind. You may, if the Fund approves, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment objective, restrictions and policies) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. To ascertain whether your securities will qualify to be accepted as a purchase in kind for the Fund, please contact the Fund at 1-888-848-7569. If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute the Fund’s net asset value. The Fund or the Adviser may, each in their sole discretion, determine to periodically activate or deactivate this purchase in kind option.

Minimum Investments
The minimum initial investment for Class R Shares is $5,000. For an IRA account, the minimum initial investment is $1,000. The minimum initial investment for Class I Shares is $100,000. The minimum subsequent investment for all share classes and all accounts is $100. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund, and may be required to redeem your shares if the value of your shares in the Fund falls below the minimum initial investment due to redemptions. For more information, please read “Additional Redemption Information”. If you are a Class R shareholder and you meet the investment minimums for the Class I Shares, you may be eligible to convert your shares, typically on a tax-free basis. Contact the Fund’s transfer agent or your intermediary for more details.

The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm, retirement plan sponsor or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

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Other Purchase Information
If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

The Fund may authorize certain brokerage firms and other intermediaries (including its designated correspondents) to accept purchase and redemption orders on its behalf. The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the brokerage firm or other intermediary to transmit orders promptly to the Fund’s transfer agent.

RiverNorth Funds discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of the Fund’s shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Fund may invest a portion of its assets in small capitalization companies. Because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage also may cause dilution in the value of Fund shares held by other shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify or eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders and typically provide the Fund with a net purchase or redemption request on any given day. That is, purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

The Fund also will impose a redemption fee on shares redeemed within 90 days of purchase. For more information, please see “Redemption Fee” in this prospectus.

HOW TO REDEEM (SELL) SHARES

Redeeming Shares
You may redeem your shares on any business day. Redemption orders received in proper form by the Fund’s transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day’s NAV of the particular class. Your brokerage firm or intermediary may have an earlier cut-off time.

“Proper form” means your request for redemption must:

•	Include the Fund name and account number;
•	Include the account name(s) and address;
•	State the dollar amount or number of shares you wish to redeem; and
•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund does not consider the US Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the RiverNorth Funds’ post office box, of redemption requests does not constitute receipt by the Fund.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund also may require that signatures be guaranteed for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-888-848-7569 if you have questions regarding signature guarantees. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

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Shares of the Fund may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer. If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

Redeeming By Mail
You may redeem (sell) any part of your account in the Fund by mail at no charge. Your request, in proper form, should be addressed to:

By Mail: RiverNorth Funds P.O. Box 1920 Denver, CO 80201	Overnight Mail: RiverNorth Funds c/o ALPS Fund Services 1290 Broadway, Suite 1100 Denver, CO 80203

Telephone Redemptions
You may redeem any part of your account (up to $25,000) in the Fund by calling the transfer agent at 1-888-848-7569. You must first complete the Telephone & Online Privileges section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and responding to telephone requests for redemptions in a timely fashion. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Redemptions-In-Kind
Generally, all redemptions will be for cash. However, if you redeem shares worth more than $250,000 or 1% of the value of the Fund’s assets, the Fund reserves the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash under unusual circumstances in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Redemption Fee
Shareholders that redeem shares within 90 days of purchase will be assessed a redemption fee of 2.00% of the amount redeemed. The Fund uses a “first in, first out” method for calculating the redemption fee. This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, involuntary redemptions of small accounts by the Fund, and transactions initiated by a retirement plan sponsor or participant are not subject to the redemption fee. The redemption fee is paid directly to and retained by the Fund, and is designed to deter excessive short-term trading and to offset brokerage commissions, market impact, and other costs that may be associated with short-term money movement in and out of the Fund. Due to operational considerations, the Fund may permit certain brokerage firms and intermediaries to not impose a redemption fee or to alter the amount or terms of the redemption fee. You should contact your brokerage firm or intermediary for more information on whether the redemption fee will be applied to redemptions of your shares.

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The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund’s redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

Additional Redemption Information
If you are not certain of the redemption requirements, please call the transfer agent at 1-888-848-7569. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission (“SEC”), the Fund may suspend redemptions or postpone payment dates.

Redemption proceeds sent via check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV of the particular class to which the redemption proceeds relate. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require that you redeem all of your shares in the Fund upon 30 days written notice if the value of your Class R Shares of the Fund is less than $5,000, or your Class I Shares of the Fund is less than $25,000, due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences to you and about which you should consult your tax adviser.

DISTRIBUTION PLAN

The Fund has adopted a plan under Rule 12b-1 of the 1940 Act for Class R Shares that allows the Fund to pay distribution fees for the sale and distribution of its Class R Shares and allows the Fund to pay for services provided to shareholders. Shareholders of Class R Shares of the Fund may pay annual 12b-1 expenses of up to 0.25%. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

VALUING THE FUND’S ASSETS

The Fund’s assets are generally valued at their market value using market quotations. The Fund may use pricing services to determine market value. If market prices are not available or, in the adviser’s or sub-adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the adviser or sub-adviser will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser or sub-adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The Fund will invest in Underlying Funds. The Fund’s NAV is calculated based, in part, upon the net asset values of the underlying open-end mutual funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions
The Fund intends to distribute substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. The Fund will distribute dividends monthly and capital gains annually. The Fund expects that distributions will consist primarily of ordinary income and short term capital gains. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the Fund’s transfer agent at 1-888-848-7569 or send a written notification to:

By Mail: RiverNorth Funds P.O. Box 1920 Denver, CO 80201	Overnight Mail: RiverNorth Funds c/o ALPS Fund Services 1290 Broadway, Suite 1100 Denver, CO 80203

The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distribution are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Taxes
The following summarizes certain federal income tax considerations of investing in the Fund. The discussion is based on current law which is subject to change, even retroactively. The discussion below only relates to shares held by those who are U.S. citizens or U.S. residents. The Fund qualifies as a regulated investment company under the Internal Revenue Code and intends to maintain its status as such. Accordingly, it will distribute all or substantially all of its income and its gains to its shareholders. Distributions of the Funds income and gains, whether paid in cash or reinvested in additional shares are taxed as ordinary income, long term capital gains, qualified dividend income or a combination of the above. Long term capital gains and qualified dividend income are currently taxed at a maximum federal rate of 20%. In addition, if the Fund invests in REITs, a portion of Fund income distributed to you may be depreciation recapture income taxed at a 25% rate. Fund dividends are taxable to you in the year paid, except that dividends declared before December 31 but paid in January of the next year will be taxed in the prior year. Individuals, trusts and estates whose income exceeds certain threshold amounts are subject to an additional Medicare contribution tax of 3.8% on investment income including capital gains and dividends from the Fund.

The sale or redemption of Fund shares is a taxable transaction which may result in a recognition of gain or loss for federal income tax purposes. The amount of any gain or loss to be recognized is determined by the difference between the amount realized and your adjusted tax basis in your shares. The Fund is required to compute and report to the Internal Revenue Service the basis of all shares acquired after January 1, 2012. The Fund has elected to use the average cost method in calculating your basis, unless you instruct otherwise. In general, gain or loss from shares held for more than one year will be long term capital gain or loss.

You are taxable on dividends received regardless of how long you have owned the shares and accordingly may want to avoid making a substantial investment in the Fund when the Fund is about to make a taxable distribution, because you would be responsible for any taxes on the distribution.

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Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made for the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-exempt or tax-deferred accounts such as 401(k) plans, individual retirement accounts or 529 plans. Distributions from tax-exempt or tax-deferred accounts may be taxable. Because each investor’s tax circumstances are unique, please consult with your tax adviser about your investment.

MANAGEMENT OF THE FUND

RiverNorth Capital Management, LLC (“RiverNorth Capital”) is the Fund’s investment adviser and through its portfolio managers manages the Tactical Closed-End Fund Strategy of the Fund and oversees the management of all of the Fund’s strategies. Founded in 2000, RiverNorth Capital is located at 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654. RiverNorth Capital is registered with the SEC as an investment adviser and manages, as of December 31, 2016, approximately $3.476 billion in registered funds, private funds and separately managed accounts.

Oaktree Capital Management, L.P., (“Oaktree”) located at 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071, is the Fund’s sub-adviser. Oaktree was founded in April 1995 and is a leading global investment management firm focused on alternative markets. Oaktree manages assets across a wide range of investment strategies within six asset classes: distressed debt, corporate debt (including mezzanine finance, high yield bonds and senior loans), control investing, convertible securities, real estate and listed equities. Oaktree offers investment advisory services to separately managed accounts and pooled investment vehicles. As of December 31, 2016 Oaktree managed approximately $99.8 billion in assets.

Portfolio Managers
Patrick W. Galley, CFA®, is the Fund’s co-portfolio manager. Mr. Galley is the Chief Investment Officer and portfolio manager for RiverNorth Capital. While serving as the President and Chairman of RiverNorth Funds, Mr. Galley also heads RiverNorth Capital’s research and investment team and oversees all portfolio management activities at RiverNorth Capital. Prior to joining RiverNorth Capital in 2004, Mr. Galley was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. He graduated with honors from Rochester Institute of Technology with a B.S. in Finance. Mr. Galley has received the Chartered Financial Analyst (CFA®) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA®, is the Fund’s co-portfolio manager. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes. Prior to joining RiverNorth Capital in 2007, Mr. O’Neill was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in Finance. Mr. O’Neill has received the Chartered Financial Analyst (CFA®) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

Sheldon M. Stone is the Fund’s co-portfolio manager. Mr. Stone is a Principal of Oaktree and serves as a Co-Portfolio Manager of Oaktree’s U.S. High Yield Bond and Global High Yield Bond strategies and has supervisory responsibility for Oaktree’s European High Yield strategy. Mr. Stone is also a co-founder of Oaktree, which was established in 1995. Prior to founding Oaktree, Mr. Stone helped establish and run the High Yield Bond Department at TCW for 10 years. From 1978 to 1983, Mr. Stone worked at The Prudential Insurance Company where he was a director of corporate finance, managing a fixed income portfolio exceeding, at that time, $1 billion. Mr. Stone holds a B.A. degree from Bowdoin College and an M.B.A. in accounting and finance from Columbia University. Mr. Stone serves as a Trustee of Colonial Williamsburg Foundation and serves on the investment committee of Bowdoin College.

Armen Panossian is the Fund’s co-portfolio manager. Mr. Panossian is a Managing Director and Portfolio Manager of Oaktree’s U.S. Senior Loans strategy. Mr. Panossian joined Oaktree in 2007 as a senior member of its Distressed Debt investment team where he contributed to the analysis and portfolio construction of its funds. In 2014, he joined the U.S. Senior Loan team to assume co-portfolio management responsibilities and lead the development of Oaktree’s CLO business. Mr. Panossian joined Oaktree from Pequot Capital Management, where he spent three years, most recently as a vice president, working on their distressed debt strategy. Prior experience includes two years as a financial analyst in the mergers and acquisitions department at Morgan Stanley Dean Witter. Mr. Panossian received a B.A. degree in economics with honors and distinction from Stanford University, where he was elected to Phi Beta Kappa. He then went on to receive an M.S. degree in health service research from Stanford Medical School and J.D. and M.B.A. degrees from Harvard Law School and Harvard Business School. He is a member of the State Bar of California.

28

David Rosenberg is the Fund’s co-portfolio manager. Mr. Rosenberg is a Managing Director and Co-Portfolio Manager of Oaktree’s U.S. High Yield Bond and Global High Yield Bond strategies. Mr. Rosenberg joined Oaktree in 2004 following graduation from the University of Southern California with an M.B.A in business administration. Before attending graduate school, Mr. Rosenberg served as an associate in the Franchise Systems Finance Group at JP Morgan. Prior experience includes internships at National Westminster Bank, Ernst & Young, LLP, and Kayne Anderson Private Investors. Mr. Rosenberg also holds an M.P.A. in professional accounting with a concentration in finance and a B.A. degree in business administration from the University of Texas at Austin. He is a Certified Public Accountant (inactive).

James Turner is the Fund’s co-portfolio manager. Mr. Turner is a Managing Director and Co-Portfolio Manager for Oaktree’s Global High Yield Bond and European Senior Loan strategies, the Portfolio Manager for Oaktree’s European High Yield Bond strategy and assistant portfolio manager of Oaktree’s European CLO strategy. Mr. Turner joined Oaktree in 2001. Over the years he has covered a wide range of sectors and invested through a number of financial cycles. Previously, Mr. Turner was employed by Schroder Salomon Smith Barney as an associate in both the Mergers & Acquisitions and Financial Sponsors divisions, working on a number of high profile public transactions. Mr. Turner qualified as a Chartered Accountant with Deloitte & Touche and is an honours graduate of the University of Nottingham, England.

The Fund’s Statement of Additional Information provides information about the compensation received by the portfolio managers and the portfolio management team, other accounts that they manage and their ownership of Fund shares.

For the fiscal year ended September 30, 2016, the Fund paid the adviser a fee equal to 1.00% of the Fund’s average annual daily net assets. Under the terms of a Sub-Advisory Agreement between the adviser and the sub-adviser, the adviser (not the Fund) pays the sub-adviser a fee equal to 0.50% of the average annual daily gross assets it manages. A discussion regarding the basis of the Board of Trustees’ approval of the Management Agreement between the Fund and RiverNorth Capital and the Sub-Advisory Agreement between RiverNorth Capital and Oaktree Capital Management, L.P. is available in the Fund’s semi-annual report to shareholders for the period ended March 31 of each year.

The adviser has contractually agreed to defer the collection of management fees and/or reimburse expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses), including amortized offering costs, of the Fund until January 31, 2018 in order to maintain the Total Annual Fund Operating Expenses After Fee Deferral and/or Expense Reimbursement at 1.60% and 1.35% for the Class R shares and Class I shares, respectively. Any deferral or reimbursement is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expenses occurred if the Fund is able to make the repayment without exceeding its current expense limitation and the repayment is approved by the Board of Trustees. For the fiscal year ended September 30, 2016, there were fee deferrals or reimbursements of $1,430 for Class R Shares by the adviser and the Fund paid the adviser previously deferred fees of $2,451 for Class I Shares and $2,196 for Class R Shares. The Fund has carryovers from prior years of amounts recoupable to the adviser.

RiverNorth Capital (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

29

SHAREHOLDER STATEMENTS AND REPORTS

RiverNorth Funds or your brokerage firm or other intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully.

To reduce expenses and conserve natural resources, RiverNorth Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-888-848-7569 and RiverNorth Funds will begin individual delivery within 30 days after RiverNorth Funds receives your instructions.

At least twice a year, you will receive a financial report from the Fund. In addition, you may periodically receive proxy statements and other reports.

Electronic copies of financial reports and the prospectus are available. To participate (or end your participation) in the Fund’s electronic delivery program, please complete the appropriate section of the Shareholder Account Application or call 1-888-848-7569.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance during the period of its operations. Certain financial information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the Annual Report, which is available upon request.

30

RiverNorth/Oaktree High Income Fund – Class I

For a share outstanding throughout the periods presented

	For the Year Ended September 30, 2016		For the Year Ended September 30, 2015		For the Year Ended September 30, 2014	For the Period December 28, 2012 (Inception) to September 30, 2013
Net asset value - beginning of period	$9.18		$10.25		$9.95	$10.00
Income/(loss) from investment operations:
Net investment income(a)	0.44		0.43		0.47	0.22
Net realized and unrealized gain/(loss) on investments(a)	0.44		(0.77)		0.33	(0.07)
Total income/(loss) from investment operations	0.88		(0.34)		0.80	0.15

Less distributions:
From net investment income	(0.55)		(0.53)		(0.50)	(0.20)
From net realized gain on investments	--		(0.20)		--	--
From tax return of capital	(0.03)		--		--	--
Total distributions	(0.58)		(0.73)		(0.50)	(0.20)
Paid-in capital from redemption fees(a)	0.00	(b)	0.00	(b)	0.00 (b)	0.00	(b)
Net increase/(decrease) in net asset value	0.30		(1.07)		0.30	(0.05)
Net asset value - end of period	$9.48		$9.18		$10.25	$9.95

Total Return(c)	10.09%		(3.50%)		8.16%	1.52	%(d)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$73,580		$88,360		$69,473	$25,472
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.34	%(f)	1.36	%(f)	1.39%	1.58	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.34	%(f)	1.36	%(f)	1.35%	1.35	%(g)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)	4.86	%(f)	4.40	%(f)	4.45%	2.65	%(g)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)	4.86	%(f)	4.40	%(f)	4.49%	2.88	%(g)
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.34	%(f)	1.35	%(f)	N/A	N/A
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.34	%(f)	1.35	%(f)	N/A	N/A
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)	4.86	%(f)	4.41	%(f)	N/A	N/A
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)	4.86	%(f)	4.41	%(f)	N/A	N/A
Portfolio turnover rate	40%		70%		91%	117	%(d)

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments included in the Annual Report of the Fund.
(f)	The portion of the ratios attributable to recoupments for the year ended September 30, 2015 is 0.06% and 0.00% for the year ended September 30, 2016.
(g)	Annualized.

31

RiverNorth/Oaktree High Income Fund – Class R

For a share outstanding throughout the periods presented

	For the Year Ended September 30, 2016		For the Year Ended September 30, 2015		For the Year Ended September 30, 2014	For the Period December 28, 2012 (Inception) to September 30, 2013
Net asset value - beginning of period	$9.17		$10.24		$9.95	$10.00
Income/(loss) from investment operations:
Net investment income(a)	0.43		0.41		0.46	0.21
Net realized and unrealized gain/(loss) on investments(a)	0.43		(0.77)		0.31	(0.07)
Total income/(loss) from investment operations	0.86		(0.36)		0.77	0.14

Less distributions:
From net investment income	(0.54)		(0.51)		(0.48)	(0.19)
From net realized gain on investments	--		(0.20)		--	--
From tax return of capital	(0.02)		--		--	--
Total distributions	(0.56)		(0.71)		(0.48)	(0.19)
Paid-in capital from redemption fees(a)	0.00	(b)	0.00	(b)	0.00 (b)	0.00	(b)
Net increase/(decrease) in net asset value	0.30		(1.07)		0.29	(0.05)
Net asset value - end of period	$9.47		$9.17		$10.24	$9.95

Total Return(c)	9.83%		(3.76%)		7.78%	1.38	%(d)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$7,203		$10,368		$16,163	$22,115
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.62	%(f)	1.61	%(f)	1.63%	1.80	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.60	%(f)	1.61	%(f)	1.60%	1.60	%(g)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)	4.69	%(f)	4.14	%(f)	4.40%	2.60	%(g)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)	4.71	%(f)	4.14	%(f)	4.43%	2.80	%(g)
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.62	%(f)	1.60	%(f)	N/A	N/A	(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.60	%(f)	1.60	%(f)	N/A	N/A	(g)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)	4.69	%(f)	4.15	%(f)	N/A	N/A	(g)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)	4.71	%(f)	4.15	%(f)	N/A	N/A	(g)
Portfolio turnover rate	40%		70%		91%	117	%(d)

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments included in the Annual Report of the Fund.
(f)	The portion of the ratios attributable to recoupments for the year ended September 30, 2015 is 0.07% and 0.01% for the year ended September 30, 2016.
(g)	Annualized.
32

PRIVACY POLICY

The policies and procedures detailed below (“Privacy Policy”) establish the guidelines concerning how RiverNorth Capital Management, LLC and its affiliates1 (referred to herein collectively as “RiverNorth”) gathers and uses information about you. Please review the Privacy Policy carefully.

Financial companies such a RiverNorth choose how they share your personal information. This Privacy Policy provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, your information plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, RiverNorth does not sell its customers’ non-public personal information to any third parties. RiverNorth uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by RiverNorth.

RiverNorth may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

RiverNorth does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

It may be necessary for RiverNorth to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts. RiverNorth exercises great care in making sure those entities have safeguards to protect your information and that they do not use your information for other purposes.

RiverNorth will release any of the non-public information listed above about a customer if directed to do so by that customer or if RiverNorth is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

In order to alert a customer to other financial products and services offered by RiverNorth or an affiliate, RiverNorth may share information with an affiliate, including companies using the RiverNorth name or logo. Such products and services may include, for example, other investment products managed by or affiliated with RiverNorth. If you prefer that we not contact you for this purpose or not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1-800-646-0148, emailing us at info@rivernorth.com or mailing us at 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

As required by federal law, RiverNorth will notify customers of RiverNorth’s Privacy Policy annually. RiverNorth reserves the right to modify this policy at any time, but in the event that there is a change, RiverNorth will promptly inform its customers of that change.

[1]
This Privacy Policy covers direct clients of RiverNorth Capital Management, LLC and the following funds managed or advised by RiverNorth Capital Management, LLC:  RiverNorth Funds, RiverNorth Capital Partners, L.P., RiverNorth Institutional Partners, L.P., RiverNorth Specialty Finance, LLC, RiverNorth Marketplace Lending Corp., and RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

33

RIVERNORTH FUNDS
RIVERNORTH/OAKTREE HIGH INCOME FUND

Board of Trustees
Patrick W. Galley, CFA®, Chairman
John K. Carter
James G. Kelley
John S. Oakes
Fred G. Steingraber

Investment Adviser
RiverNorth Capital Management, LLC

Sub-Adviser
Oaktree Capital Management, L.P.

Transfer and Dividend Disbursing Agent and Administrator
ALPS Fund Services, Inc.

Distributor
ALPS Distributors, Inc.

Legal Counsel
Drinker Biddle & Reath LLP

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

Custodian
State Street Bank and Trust

34

FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference (and therefore legally a part of this Prospectus), contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the performance results of the Fund as of the latest semi-annual or annual fiscal year end.

Call RiverNorth Funds at 1-888-848-7569 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries, or visit www.RiverNorth.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21934

RiverNorth Funds

RiverNorth Core Opportunity Fund

Class I Ticker Symbol: RNCIX
Class R Ticker Symbol: RNCOX

Statement Of Additional Information

January 28, 2017

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the prospectus for the RiverNorth Core Opportunity Fund dated January 28, 2017 (the “Prospectus”).  The Fund’s Annual Report to shareholders dated September 30, 2016 has been incorporated by reference into this SAI.  A copy of the Prospectus and shareholder reports can be obtained at no charge by writing the transfer agent, ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, or by calling 1‑888‑848‑7569.  The Fund's Prospectus is incorporated by reference into this SAI.

DESCRIPTION OF THE TRUST AND FUND

The RiverNorth Core Opportunity Fund (the “Fund”) is a diversified series of RiverNorth Funds (the “Trust”) and was organized on July 18, 2006 and commenced operations on December 27, 2006.  The Trust is an open‑end investment company established under the laws of the state of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  There are three series currently authorized by the Trust’s Board of Trustees.  The investment adviser to the Fund is RiverNorth Capital Management, LLC (the “Adviser”).

The Fund does not issue share certificates.  All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.  The Trust does not hold an annual meeting of shareholders.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns.  All shares of the Fund have equal voting rights and liquidation rights.  The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected.  All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund's assets, see “How to Buy Shares – Purchasing Shares” and "Valuing the Fund's Assets" in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the Prospectus.  This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus.  These same investments and techniques may be used by the underlying funds ("Underlying Funds") in which the Fund invests.  Those investments and techniques that may be utilized only by the Underlying Funds are identified.  Additional non-principal strategies and risks also are discussed here.
1

Asset-Backed Securities and Collateralized Debt Obligations

The Fund may invest in asset-backed securities and collateralized debt obligations ("CDOs").  Asset-backed securities and CDOs are created by the grouping of certain governmental, government related and private loans, receivables and other non-mortgage lender assets/collateral into pools.  A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities.  Interests in these pools are sold as individual securities.  Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination.  Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics.  Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates.  Different tranches of securities will bear different interest rates, which may be fixed or floating.

Investors in asset-backed securities and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk.  If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.  Senior and mezzanine tranches are typically rated, with the former receiving S&P Global Ratings (“S&P”) ratings of A to AAA and the latter receiving ratings of B to BBB.  The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranch is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, asset-backed securities and CDOs can be subject to higher prepayment risks than most other types of debt instruments.  Prepayments may result in a capital loss to the Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities and CDOs also differ in a number of respects from those of traditional debt securities.  The credit quality of most asset-backed securities and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Brady Bonds

Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history.  In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative.  Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.
2

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies

The Fund invests in closed-end investment companies or funds.  Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange (“NYSE”), NYSE MKT LLC (formerly, the American Stock Exchange), the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.
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Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).  The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's Investor Services, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality.  Investment grade debt securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.  The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer's ability to meet interest and principal payments, resulting in a loss to the Fund.

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts ("ADRs") are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR.  Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company.  Many of the risks described below regarding foreign securities apply to investments in ADRs.
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Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund or an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities

Equity securities consist of common stock, convertible preferred stock, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser.  As a result, the return and net asset value of the Fund will fluctuate.  Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.
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Exchange-Traded Funds

The Fund may invest in a range of exchange-traded funds ("ETFs").

When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 25,000 or 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund's interest to do so.  The Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.  Actively managed ETFs are subject to risk of poor investment, and the individual investments of an actively managed ETF may not perform as well as its investment adviser and/or sub-advisers expect, and/or the actively managed ETF’s portfolio management practices do not work to achieve their desired result.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”), which are a type of unsecured, unsubordinated debt security.  ETNs combine certain aspects of bonds and ETFs.  Similar to ETFs, ETNs are traded on a major exchange (e.g., NYSE) during normal trading hours.  However, investors can also hold the ETN until maturity.  At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor.  ETN returns are based upon the performance of a market index minus applicable fees.  ETNs do not make periodic coupon payments and provide no principal protection.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged.
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Foreign Currency Exchange Transactions

The Fund may, directly or through investments in Underlying Funds, engage in foreign currency exchange transactions. The Fund or the Underlying Funds enter into these transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies. The cost of the spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by the Fund or an Underlying Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract.  These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's or an Underlying Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund or an Underlying Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions.  The Fund or an Underlying Fund also may enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund or an Underlying Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase.  In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund or an Underlying Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.  The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Foreign Securities

The Fund may invest in foreign securities, either directly or by purchasing ADRs.  The Fund may also invest in Underlying Funds and other investment companies that hold foreign securities or ADRs.  Purchases of foreign equity securities entail certain risks.  For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price  volatility.  In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.
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Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities.  U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. The Fund and Underlying Funds may invest in futures contracts only to the extent the Fund could invest in the underlying instrument directly.

The Fund may engage in futures transactions for hedging purposes only.  This means that the Fund’s primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If the Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.
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Risk Factors in Futures Transactions

Liquidity Risk.  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

Risk of Loss.  Although the Adviser may believe that the use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser's investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Correlation Risk.  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.
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Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

●	Are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded; and
●	Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust's custodian.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the Fund's operations.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

High Yield Securities

The Fund and the Underlying Funds may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:
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Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments. An Underlying Fund also may incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2008, 2009 and 2010, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, an Underlying Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on an Underlying Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.
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Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.

These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries.

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.  An Underlying Fund may hold such common stock and other securities even if they do not invest in such securities.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities, including limited partnerships. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the 1933 Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).  Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the 1933 Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the 1933 Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority (“FINRA”).
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Under guidelines adopted by the Trust's Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the 1933 Act, are liquid even though they are not registered.  A determination of whether such a security is liquid or not is a question of fact.  In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Indexed Securities

The Fund may purchase indexed securities consistent with their investment objectives.  Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.
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Investment Company Securities

The Fund may invest in the securities of other investment companies (open-end, including ETFs, and closed-end) to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund's investment objectives.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, the Fund's shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund's shareholders directly bear in connection with the Fund's own operations.

Under Section 12(d)(1) of the 1940 Act, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual fund, including closed-end fund), but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.5%. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

In addition, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds.

The Trust has obtained an exemptive order that allows the Fund to invest in affiliated and unaffiliated investment companies in excess of the limits under the 1940 Act described above, subject to conditions of the order.

Leverage Risk

The Fund is permitted to borrow money up to one-third of the value of its total assets for the purpose of investment, as well as for temporary or emergency purposes. Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and the Fund's ability to achieve greater diversification.  However, it also increases investment risk and the possibility of fluctuation in the Fund's net asset value.  Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value.  In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds.  Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.  Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.
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Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities.  Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators.  Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as the Ginnie Mae, Fannie Mae and Freddie Mac.  The Fund does not intend to invest in commercial mortgage-backed securities.  Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time.  However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected.  The types of residential mortgage-backed securities in which the Fund may invest may include the following:

Guaranteed Mortgage Pass-Through Securities.  The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities.  Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates.  Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.  The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities.  Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.
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Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Collateralized Mortgage Obligations (CMOs).  CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”).

Multi-class pass-through securities are equity interests in a pool of Mortgage Assets.  Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the Fund to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities.  CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a “REMIC”).

In a CMO, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis.  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.  In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds).  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development.  The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans.  The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:  (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.  All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.
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Fannie Mae Certificates.  Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act.  Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968.  Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending.  Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan.  The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government.  In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types:  (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates.  Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”).  Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing.  The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received.  Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal.  Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal.  The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.
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Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.  The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects.  Each mortgage loan must meet the applicable standards set forth in the FHLMC Act.  A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”).   At the same time, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both entities.  On June 16, 2010, the FHFA ordered Fannie Mae’s and Freddie Mac’s stocks de-listed from the New York Stock Exchange after the price of common stock in Fannie Mae fell below the New York Stock Exchange’s minimum average closing price of $1 for more than 30 days.  As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs.  While the FHFA has indicated it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities.  For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets.  As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the Fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the Fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership.  For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

The future status and role of Fannie Mae and Freddie Mac could be impacted by (among other things) the actions taken and restrictions placed on Fannie Mae and Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s and Freddie Mac’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Fannie Mae and Freddie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Fannie Mae and Freddie Mac, including any such mortgage-backed securities held by the Fund.
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Federal Home Loan Bank Securities.  The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act.  The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks which are owned by over 8,000 member community financial institutions.  The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding.  Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional Banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB is also one of the world’s largest private issuers of fixed-income debt securities, and the Office of Finance serves as the FHLB’s central debt issuance facility. Debt is issued in the global capital markets and the Fund is channeled to member financial institutions to fund mortgages, community development, and affordable housing.

Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U. S. government.  The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the Federal Home Loan Bank Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHLB banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

Municipal Securities

The Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities.

Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).
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Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

The municipal securities market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Municipalities may continue to experience difficulties in the future economic and political environment.

Obligations of Supranational Entities (Underlying Funds Only)

The Fund may invest in an Underlying Fund that invests in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income.  There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Options

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund.  The ability of the Fund to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

The Fund may write (sell) covered call options and covered put options and purchase call and put options.  The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium.  A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period.  If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.  Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of liquid debt obligations equal to the market value of the option, marked to market daily.  When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price.  At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period.  Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller.  If such an option expires unexercised, the seller realizes a gain equal to the premium received.  Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period.  If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.
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When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period.  To cover a put option, the Fund deposits U. S. government securities (or other high-grade debt obligations) in a segregated account at its custodian.  The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund.  The Fund's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund's ability to detect the movement in the security's price and to execute a closing transaction at the appropriate time.

The Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund’s objective.  The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position.  Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security.  Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities.  The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position.  The purchase of both put and call options involves the risk of loss of all or part of the premium paid.  If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to the Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.
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Real Estate Investment Trusts ("REITs")

The Fund may invest in equity interests or debt obligations issued by REITs.  REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

●	limited financial resources;
●	infrequent or limited trading; and
●	more abrupt or erratic price movements than larger company securities.
●	In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Repurchase Agreements

The Fund may invest up to 25% of the Fund's net assets in fully collateralized repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase).  Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.  However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy.  The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.  The Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.
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Reverse Repurchase Transactions

The Fund may enter into reverse repurchase transactions.  In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price.  The repurchase price generally is equal to the original sales price plus interest.  The Fund retains record ownership of the securities and the right to receive interest and principal payments.  The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction.  Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage.  Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.  In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses.  The Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Reverse purchase transactions are considered by the SEC to be borrowings by the Fund under the 1940 Act.  At the time the Fund enters into a reverse purchase transaction, it will direct its custodian to place in a segregated account assets (such as cash or liquid securities consistent with the Fund's investment restrictions) having a value equal to the repurchase price (including accrued interest).  The Fund will monitor the account to ensure that the market value of the account equals the amount of the Fund's commitments to repurchase securities.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price.  Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Adviser's anticipated price within the life of the right.

Segregation Requirements

SEC Segregation Requirements

In addition to any margin restrictions discussed in this Statement of Additional Information, transactions in derivative contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC").  For example, under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts.
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Liquidity Impact of Margin and SEC Segregation Requirements

Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open derivative obligations, the segregated assets will be available to the Fund immediately upon closing out the derivative position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the derivative position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

Short Sales

The Fund may seek to realize additional gains or hedge investments by selling a security short.  A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security.  To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer.  The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender.  The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan.  To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold.  Until the short position is closed out, the Fund also will incur transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases.  The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security.  Until the Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short, (ii) less any collateral deposited with the broker (not including the proceeds of the short sale).  The assets in the segregated account are marked to market daily.  The collateral held by the broker and the segregated account with the custodian will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the price of the security declines between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses the Fund may be required to pay in connection with the short sale.  There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

Sovereign Obligations (Underlying Funds Only)

The Fund may invest in an Underlying Fund that invests in sovereign debt obligations.  Investment in sovereign debt obligations involves special risks not present in corporate debt obligations.  The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations.  In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.
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A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

STRIPS

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities.  To the extent the Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments.  Instead they are sold at a deep discount from their face value.  The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders.  Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations.  Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change.  In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

Structured Notes

Structured notes are debt securities which contain an embedded derivative component that may be linked to a particular equity security, a basket of equity securities, or an index.  Structured notes generally entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations.  Rather than paying a straight fixed or floating coupon, the interest payments fluctuate based on the value of the linked item, as well as the underlying debt obligation.

Structured notes are subject to a number of fixed income risks including income risk, credit risk, and market risk.  In addition, as a result of the imbedded derivative feature, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.  It is impossible to predict whether the referenced factor (such as an index) or prices of the underlying securities will rise or fall.  The Fund’s right to receive principal or interest payments on a structured product may vary in timing or amount, depending on changes in the reference factor and, at times, the price fluctuations may be very significant.  In addition, changes in the reference instrument or the underlying security may cause the interest rate on a structured note to be reduced to zero, at which point further adverse changes may lead to a reduction in the principal amount payable on maturity.  Even with respect to structured notes that purport to provide a “buffer”, the principal typically is protected only to the extent that the value of the reference factor does not fall below a set limit.  Structured notes may also be less liquid than other types of securities, and may be more volatile than the reference factor or security underlying the note.
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Swaps

The Fund may invest without limitation in interest rate, index, total return, currency and credit default swap agreements.  A swap is an agreement between two parties (known as counterparties) where one stream of payments is exchanged for another based on a specified principal amount.  Swaps are typically used to limit or manage exposure to fluctuations in interest rates, currency exchange rates or potential defaults by credit issuers.  The Fund may attempt to enhance the return on the cash portion of its portfolio by investing in a total return swap agreement.  A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate.  The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month or sooner if one party owes the other a certain amount.  If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline to the counterparty.  The Fund may use its own net asset value as the underlying asset in a total return swap.  The Adviser may utilize a total return swap using the Fund’s return as the underlying asset in order for the Fund's cash positions allocated to the swap to share in similar investment returns at the Fund itself while maintaining a sufficient cash position to meet liquidity needs in the Fund, including liquidity to invest in new investment opportunities.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

U.S. Government Securities

The Fund may invest in U.S. government securities.  These securities may be backed by the credit of the government as a whole or only by the issuing agency.  U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities.  Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government.  Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.
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The Fund's investments in U.S. government securities may include agency step-up obligations.  These obligations are structured with a coupon rate that "steps-up" periodically over the life of the obligation.  Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option.  Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment.  Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation.  However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate.  If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest.  As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time.  The risk in investing in warrants is the Adviser might miscalculate their value, resulting in a loss to the Fund.  Another risk is the warrants will not realize their value because the underlying common stock does not reach the Adviser's anticipated price within the life of the warrant.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Fund's custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Adviser to manage them may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.
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Investment Restrictions

Fundamental Investment Limitations.  The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of:  (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund is present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1.  Borrowing Money.  The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage‑related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund's total assets); (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  The Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.
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8.  Diversification.  The Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above, and then not to exceed 33⅓% of the Fund's assets.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

4.  Illiquid Investments.  The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  The Fund is one of three series in the Trust and six portfolios in the “Fund Complex”.  The Board generally meets four times a year to review the progress and status of the Fund.

Leadership Structure. The Trust is led by Mr. Patrick Galley, who has served as the President (principal executive officer) of the Trust, since the Trust’s inception. Mr. Galley is an interested person by virtue of his position of Chief Investment Officer of the Funds’ investment adviser. The Board of Trustees is comprised of Mr. Galley and four Independent Trustees (i.e. those who are not “interested persons” of the Trust, as defined under the 1940 Act). The Trust has designated Mr. John S. Oakes its lead Independent Trustee. Governance guidelines provide that Independent Trustees will have an opportunity to meet in executive session at each Board meeting and more frequently if needed. The Trust has an Audit Committee with a separate chair. The Trust does not have a Nominating Committee, but the Audit Committee performs the duties of a nominating committee when and if necessary. The Trust does not have a Qualified Legal Compliance Committee (QLCC). However, the Trust’s Audit Committee performs the duties of a QLCC if, and when necessary. Under the Trust’s Declaration of Trust, By-Laws and governance guidelines, the President of the Board is generally responsible for (a) presiding over board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its President, together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, the Fund and each shareholder.
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Board Risk Oversight. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Mr. Marc Collins in his role as Chief Compliance Officer at meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications. Generally, the Trust has concluded that each Trustee is competent to serve because of their individual overall merits including (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Patrick Galley is the Chief Investment Officer for the Fund’s investment adviser and the portfolio manager of the Fund. His knowledge regarding the investment strategy of the Fund, more specifically the closed-end mutual fund industry makes him uniquely qualified to serve as the Fund’s President.  Mr. John K. Carter was elected a trustee in January 2013.  Mr. Carter possesses extensive mutual fund industry experience which the Board feels will assist the Trust as it grows.  Mr. Carter was recently a Business Unit Head at Transamerica Asset Management, a subsidiary of Aegon, N.V.  Mr. Carter oversaw the mutual fund servicing, operations and advisory services for Transamerica’s approximately 120 mutual funds.  He also served as a compliance officer.  Mr. Carter brings experience managing a large mutual fund complex, including experience overseeing multiple sub-advisers.  Mr. Carter is currently an attorney in private practice and was previously an investment management attorney with experience as in-house counsel, serving with the Securities and Exchange Commission and in private practice with a large law firm.  The Board feels Mr. Carter’s industry-specific experience, including as a chairman of another fund complex, as a compliance officer and as an experienced investment management attorney will be valuable to the Board as the Trust continues to grow and deal with legally complex issues.  Mr. James G. Kelley has also served as an Independent Trustee since the Fund’s inception.  He is currently a Certified Business & Life Coach, JGK & Associates and formerly the Vice President Finance & Operation with Paymaster Technologies, Inc. and Executive Vice President and Chief Operating Officer of The Hedman Company, a manufacturing company.  Mr. Kelley has not only executive experience but is knowledgeable in both finance and accounting.  His experience in these areas benefits the Board in its review of the Fund’s financial statements. Mr. Oakes was elected a Trustee in December 2010 and serves as the Board’s lead Independent Trustee. He has many years of experience in the securities industry. Additionally he had served on the Board of Directors of another registered investment company, including serving as its Chairman. The Board feels Mr. Oakes’ industry and board experience adds an operational perspective to the Board and his experience in marketing can assist the Fund in its efforts to expand into different distribution channels.  Mr. Fred G. Steingraber was elected a trustee in January 2013.  Mr. Steingraber possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust.  Mr. Steingraber currently serves as Chairman of Board Advisors LLC, a consulting and advisory firm which assists organizations and corporate boards in assessing corporate governance, strategy and organization issues and executive compensation.  Prior to his experience with Board Advisors LLC, Mr. Steingraber was Chief Executive Officer, and Chairman of the Board of Directors of A.T. Kearney, a global business consulting firm.  Mr. Steingraber has extensive experience serving on advisory boards, corporate boards (of both publically-traded and privately-held companies) and not-for-profit boards, including boards of foundations, universities and hospitals.  He also currently serves as the President and Chairman of the Board of Trustees of the Village of Kenilworth, Illinois.  The Board believes Mr. Steingraber’s experience and expertise as a business consultant, including his expertise in corporate governance issues, adds depth and understanding to its consideration of the Trustee’s obligations to the Trust and shareholders.
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The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them highly qualified.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Independent Trustees
Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
John K. Carter Y.O.B. 1961	Trustee	Indefinite/ January 2013 to present	Partner, Law Office of John K. Carter, P.A. (2015 to present); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to 2015); Business Unit Head, Transamerica Asset Management (2006 to 2012).	6	Director, Chairman of the Board of Directors, Transamerica Funds (120 funds) (2006 to 2012). Board Member, United Way of Tampa Bay (2011 to 2012)
James G. Kelley Y.O.B. 1948	Trustee	Indefinite/ December 2006 to present	Certified Business Coach, JGK & Associates (2000 to present).	5	N/A
John S. Oakes Y.O.B. 1943	Trustee; Lead Independent Trustee	Indefinite/ December 2010 to present	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to present); Regional Vice President, Securities America (a broker-dealer) (2007 to 2013).	6	N/A
Fred G. Steingraber Y.O.B. 1938	Trustee	Indefinite/ January 2013 to present	Chairman, Board Advisors LLC (a consulting firm) (2001 to present). Retired, Chairman Emeritus, A.T. Kearney (a business consulting firm) (2001 to present)	5
Director, Diamond Hill Financial Trends Fund (a closed-end fund) (1989 to 2013). Director, Elkay Manufacturing (2004 to present). Director, Talent Intelligence (leadership development) (2004 to present). Chairman Emeritus, A.T. Kearney (management consulting) (2001 to present). Chairman, Board Advisors (Board consulting) (2001 to present)

[1]	The mailing address of each Trustee is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
[2]
The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, and the RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc. and the RiverNorth Marketplace Lending Corporation.

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The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Interested Trustee and Officers
Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
Patrick W. Galley[3] Y.O.B. 1975	President, Principal Executive Officer and Trustee	Indefinite/ July 2006 to present	Chief Investment Officer, RiverNorth Capital Management, LLC. (2004 to present).	6
Board of Managers RiverNorth Capital Management, LLC (2010 to present), Board of Managers of RiverNorth Securities, LLC (2010 to 2012) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

Jonathan M. Mohrhardt Y.O.B. 1974	Treasurer and Chief Financial Officer	Indefinite/ February 2009 to present
Chief Compliance Officer, RiverNorth Capital Management, LLC. (2009 to 2012); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present) and President, Chief Executive Officer and Chief Compliance Officer, RiverNorth Securities, LLC (2010 to 2012).
NA
Board of Managers RiverNorth Capital Management, LLC (2010 to present), Board of Managers of RiverNorth Securities, LLC (2010 to 2012) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

Marcus L. Collins Y.O.B. 1968	Chief Compliance Officer; Secretary	Indefinite/ May 2012 to Present; Indefinite/ January 2017 to Present
General Counsel, RiverNorth Capital Management, LLC (2012 to present), Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present); Counsel, Thompson Hine, LLP (law firm) (2007 to 2012).
				NA	NA
Allen G. French Y.O.B. 1959 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Secretary	Indefinite/ November 2016 to present
Senior Investment Company Act Paralegal, ALPS Fund Services, Inc. (2016 to present); Manager, Investment Company Act Products, Transamerica Asset Management, Inc. (2015 to 2016); Senior Paralegal, ALPS Fund Services, Inc. (2012 to 2015); Legal Operations Manager, Old Mutual Capital, Inc. (2006 to 2012).
				NA	NA
Peter Greenly Y.O.B. 1968 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Treasurer	Indefinite/ August 2016 to present	Fund Controller, ALPS Fund Services (2012 to present); Manager of Valuations with Great West Life and Annuity (2011 to 2012).	NA	NA
[1]	The mailing address of each Trustee and officer, unless otherwise noted, is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
[2]
The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, and the RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc. and the RiverNorth Marketplace Lending Corporation.

[3]
Patrick W. Galley is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and Chief Investment Officer of the Fund's investment adviser.

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Board Committees. The Trust has an audit committee that consists of all the Independent Trustees.  The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Fund, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Fund's independent auditors and the full Board of Trustees.  None of the audit committee members are “Interested” as defined in the 1940 Act.  During the fiscal year ended September 30, 2016, the Audit Committee met three times.

Trustee Ownership.  As of December 31, 2016, the Trustees beneficially owned the following amounts in the Fund:
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Name of Trustee	Dollar Range of Equity Securities In the Fund	Aggregate Dollar Range of Securities In the Fund Complex[1]
Patrick W. Galley	Over $100,000	Over $100,000
John K. Carter	$50,001-$100,000	$50,001-$100,000
James G. Kelley	$10,001 - $50,000	$10,001 - $50,000
John S. Oakes	$10,001 - $50,000	Over $100,000
Fred G. Steingraber	$0	$0
[1]
The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, and the RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc. and RiverNorth Marketplace Lending Corporation.

Trustee Compensation.  The following table describes the compensation paid to the Trustees for the Trust’s fiscal year ended September 30, 2016.  Trustees of the Fund who are deemed “interested persons” of the Trust receive no compensation from the Fund.  For the fiscal year ended September 30, 2016, each Trustee who is not an “interested person” received a fee of $36,000 per year plus $1,500 per meeting attended from the Trust. The audit committee chairman received an additional $1,000 per year from the Trust.  Effective October 1, 2016, each Trustee who is not an “interested person” receives a fee of $16,500 per year, plus $1,500 per meeting attended from the Trust. In addition, the Chair of the Audit Committee receives $500 annually and the Lead Independent Trustee receives $250 annually.

The Trustees are also compensated for their services as independent directors of the RiverNorth DoubleLine Strategic Opportunity Fund, Inc. and the RiverNorth Marketplace Lending Corporation. For their services, the Independent Directors receive an annual retainer in the amount of $16,500 from each of two funds, and an additional $1,500 for attending each meeting of the Board of Directors. In addition, the Chair of the Audit Committee receives $500 annually and the Chair of the Nominating and Corporate Governance Committee and the Lead Independent Director each receives $250 annually. The Independent Directors are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board of Directors of the RiverNorth DoubleLine Strategic Opportunity Fund, Inc. and the RiverNorth Marketplace Lending Corporation.

Messrs. Carter and Oakes are also compensated for their service as independent directors of the RiverNorth Opportunities Fund, Inc. For their services, Messrs. Carter and Oakes each receive a fee of $17,000 per year and an additional $2,000 per meeting, $1,000 per special telephonic meeting and $2,000 per special in-person meeting from the RiverNorth Opportunities Fund, Inc.

The following table shows compensation from the Fund Complex.1 Patrick W. Galley is an interested person of each Fund in the Fund Complex and has not received any compensation from any fund in the Fund Complex.

Name	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex[1]
Patrick W. Galley	$0	$0
John K. Carter	$11,266	$68,000
James G. Kelley	$11,535	$43,000
John S. Oakes	$11,266	$68,000
Fred G. Steingraber	$11,266	$42,000
[1]
The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, and the RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. and the RiverNorth Marketplace Lending Corporation.

34

CODE OF ETHICS

Pursuant to the requirements of Rule 17j-1 under the 1940 Act and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, the Fund and the Adviser have adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Fund and the Adviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund.

MULTI-CLASS STRUCTURE

The Fund offers two classes of shares, Class R Shares and Class I Shares.  Each class of shares of the Fund represents an equal pro rata interest in the Fund and both classes have the same voting, dividend, liquidation and other rights.  The share classes differ in their investment minimums and the assessment of a 12b-1 fee as discussed below.

DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for the Fund's Class R shares.  The Plan permits the Fund to pay ALPS Distributors, Inc. the Trust’s Distributor (the “Distributor”) for certain distribution and promotion expenses related to marketing Class R shares of the Fund.  The amount payable annually by the Fund is 0.25% of the average daily net assets for Class R shares.

Under the Plan, the Distributor may engage in any activities related to the distribution of Class R shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of Class R shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of Class R shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Class R shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Trustees expect that the Plan could significantly enhance the Fund’s ability to expand distribution of Class R shares of the Fund. It is also anticipated that an increase in the size of the Fund will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Fund in seeking to achieve its investment objective.

The Plan has been approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person.  Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such Independent Trustees or by a majority of the outstanding Class R shares of the Fund.  Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding Class R shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the Independent Trustees.
35

The Plan was activated as of October 3, 2008, and for the fiscal year ended September 30, 2016, the Fund accrued the following expenses under the Plan and paid the full amount to the Distributor:

	Class R Shares	Class I Shares
Advertising	$0	N/A
Compensation to broker-dealers	$1,450,653	N/A
Compensation to sales personnel	$0	N/A
Compensation to underwriters	$0	N/A
Interest, carrying, or other financing charges	$0	N/A
Printing and mailing of prospectuses to other than current shareholders	$0	N/A
Marketing Costs	$0	N/A
Total	$1,450,653	N/A

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Principal Holders and Control Persons

As of December 31, 2016, the following persons were the owners of more than 5% of the outstanding shares of the Fund's classes:

Name and Address	Percentage of Ownership	Type of Ownership
Class R Shares
NATIONAL FINANCIAL SERVICES CORP 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	81.30%	Record
PERSHING 1 PERSHING PLZ JERSEY CITY, NJ 07399	5.38%	Record
CHARLES SCHWAB & COMPANY ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	5.24%	Record
Class I Shares
CHARLES SCHWAB & COMPANY ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	34.40%	Record
NATIONAL FINANCIAL SERVICES CORP 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	34.12%	Record
UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	19.27%	Record
WELLS FARGO CLEARING SERVICES, LLC MAILCODE: H0006-09V 1 N JEFFERSON AVE SAINT LOUIS, MO 63103	8.86%	Record
36

Beneficial shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act, as amended.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser.

Management Ownership

As of December 31, 2016, all officers and trustees as a group beneficially owned less than 1% of the outstanding shares of each class of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Trustees selected RiverNorth Capital Management, LLC as the investment adviser to the Fund.  RiverNorth Capital Management, LLC is a wholly owned subsidiary of RiverNorth Financial Holdings, LLC. RiverNorth Financial Holdings, LLC is majority owned by RiverNorth Holding Co.  Brian H. Schmucker and Patrick W. Galley each own, directly or indirectly, more than 25% of RiverNorth Holding Co. and therefore each are deemed to control the Adviser.

Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund.

The Agreement will continue on a year‑to‑year basis, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the Agreement nor interested persons as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval.  The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.
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The following table shows the advisory fees paid to the Adviser by the Fund during the periods indicated:

Fiscal Year Ended	Advisory Fees Accrued	Total Fees Deferred And/or Expenses Reimbursed	Net Advisory Fees Paid
September 30, 2014	$6,930,474	$0	$6,930,474
September 30, 2015	$7,928,164	$0	$7,928,164
September 30, 2016	$7,597,355	$0	$7,597,355

Portfolio Managers

Mr. Galley is the co-portfolio manager responsible for the day-to-day management of the Fund.  As of September 30, 2016, Mr. Galley was responsible for the management of the following other types of accounts (in addition to the Fund):

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	6	$2,444,171,743	None	None
Other Pooled Investment Vehicles	4	$362,059,639	4	$362,059,639
Other Accounts	1	$33,111,317	None	None

Mr. O'Neill is the other co-portfolio manager responsible for the day-to-day management of the Fund.  As of September 30, 2016, Mr. O'Neill was responsible for the management of the following other types of accounts (in addition to the Fund):

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	5	$2,436,023,864	None	None
Other Pooled Investment Vehicles	3	$360,139,222	3	$360,139,222
Other Accounts	1	$33,111,317	None	None
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Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts.  For example, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  In addition, the management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another.  Individual portfolio managers may also make investment decisions on behalf of one fund or account that has the potential to negatively impact another fund or account. The Adviser manages potential conflicts between the Fund and other accounts through allocation policies and procedures and internal review processes that are designed to ensure that no one client is intentionally favored at the expense of another.

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund.  Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.  Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund.  These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee.  The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts.  One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares.  Because the portfolio managers' compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

Although the portfolio managers generally do not trade securities in their own personal accounts, the Adviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts.  Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Adviser and the Fund have adopted certain compliance procedures, which have been approved by the Board of Trustees, which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Mr. Galley's and Mr. O'Neill's total compensation includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives, which may include mandatory notional investments in the Fund.  The amounts paid to Mr. Galley and Mr. O’Neill are based on a percentage of the fees earned by the Adviser from managing the Fund and other investment accounts.  The performance bonus reflects individual performance of the funds managed by the portfolio managers and the performance of the Adviser's business as a whole.  Mr. Galley and Mr. O'Neill also participate in a 401K program on the same basis as other officers of the Adviser.

The following table shows the dollar range of equity securities in the Fund beneficially owned by Mr. Galley and Mr. O'Neill as of September 30, 2016.
39

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Patrick W. Galley	$100,001 - $500,000
Stephen O'Neill	$100,001 - $500,000

Administration

ALPS Fund Services, Inc., acts as the administrator ("Administrator") for the Trust.  The Administrator assists in the filing of required disclosure documents with the SEC, preparation of Board materials and assisting with compliance testing.  For its services as Administrator, ALPS Fund Services, Inc. receives an annual fee from the Trust.

The annual fee paid by the Fund is based on an allocation of the fee among all series in the Trust based on total net assets of each series of the Trust.

In addition, ALPS Fund Services, Inc. provides the Trust with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. The associated fees for these services are reflected in the Administration Agreement previously discussed.

ALPS Fund Services, Inc. began providing transfer agency, fund administration and fund accounting services to the Fund on December 6, 2010.  The Fund paid ALPS Fund Services, Inc. the following amounts for transfer agency, fund administration and fund accounting services.

Administration, Fund Accounting, Transfer Agency Fees For the Fiscal Year Ending September 30
2016	$349,369
2015	$357,787
2014	$341,809

Custodian

State Street Bank and Trust Company, 100 Huntington Avenue, Boston, MA 02116, serves as the Fund's custodian ("Custodian").  The Custodian acts as the Fund's depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

Distributor

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203 (the “Distributor”) is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.  The Distributor also reviews and files certain advertising and sales materials with the appropriate regulatory authorities.

The Fund's Distributor does not receive a fee from the Fund for the services performed hereunder.

Transfer Agent

ALPS Fund Services, Inc. also acts as the transfer agent ("Transfer Agent") for the Fund.  The Transfer Agent maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  The Transfer Agent receives an annual base fee from the Fund of $28,941 plus a per account fee .
40

Independent Registered Public Accounting Firm

The firm of Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, has been selected as Independent Registered Public Accounting Firm for the Trust for the fiscal year ended September 30, 2017.  Cohen & Company, Ltd. will perform an annual audit of the Fund's financial statements and provides financial, tax and accounting services as requested.

Cyber Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions.  In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.  The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund's shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.
41

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund.  Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis.  Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.  The Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable.

The following table shows the brokerage commissions paid by the Fund for the periods indicated.

Fiscal Year Ended September 30, 2014	Fiscal Year Ended September 30, 2015	Fiscal Year Ended September 30, 2016
$111,983	$88,764	$105,933

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Fund may also make a partial or complete list of its holdings available to the public on the Fund’s website.  The timing of the disclosures may vary, but will be universally available to all parties when listed.  The Fund may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Fund.  Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-Q with the SEC.  The Fund currently does not have any ongoing arrangements to release portfolio holdings information to rating agencies.
42

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to:

RiverNorth Capital Management, LLC   – the Fund's Adviser;

ALPS Fund Services, Inc. – the Fund's Administrator, Transfer Agent, and Fund Accounting Agent;

State Street Bank and Trust – the Fund's Custodian.

The Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund.

The Fund also discloses portfolio holdings to:

Cohen & Company, Ltd. – the Fund's Independent Registered Public Accounting Firm;

Drinker Biddle & Reath LLP – the Fund's legal counsel;

Broadridge (ProxyEdge) – the Fund's proxy voting service; and;

FilePoint – the Fund's EDGAR vendor.

The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund's portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund's shareholders, (ii) the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.  The Fund's Chief Compliance Officer monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The agreements with the Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund's portfolio holding and the duty not to trade on the non-public information.  The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund's portfolio holdings and will provide sufficient protection against personal trading based on the information.
43

DETERMINATION OF SHARE PRICE

The price (net asset value) of the shares of each class of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open for business.  For a description of the methods used to determine the net asset value, see “How to Buy Shares – Purchasing Shares" in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  This fair valuation may include use of quotes from brokers who make a market in the securities being valued.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  However, securities with a demand feature exercisable within seven days are generally valued at par value.

Other securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services at the time the Fund calculates its NAV.  As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may change significantly on a day that the NYSE is closed without an investor being able to purchase, redeem or exchange shares.
44

If market or broker-dealer quotations are unavailable or deemed unreliable for a security or if a security's value has been materially affected by events occurring after the close of the securities market on which the security principally trades but before the Fund calculates its NAV, the Fund may, in accordance with procedures adopted by the Board of Trustees, attempt to assign a value to the security that better reflects the security's market value at the time the Fund calculates its NAV. This "fair" value may be higher or lower than the corresponding market price or quotation for such security and, because this process necessarily depends upon judgment, this value may also vary from valuations determined by other funds using their own fair valuation procedures. While the Fund's use of fair value pricing is intended to result in calculation of an NAV that more fairly reflects security values as of the time of pricing, the Fund cannot guarantee that any fair value price will, in fact, accurately reflect the value of any security such that such security could be sold for the fair value amount.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash.  However, if the amount redeemed is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund, and the shareholder will bear any market-related risks of the securities until they are sold.

TAX CONSEQUENCES

The following discussion of U.S. federal income tax matters summarizes some of the important generally applicable U.S. federal income tax considerations not described in the Prospectus.  This is not intended to be a detailed explanation of the tax treatment of the Fund or the shareholders and the discussion here and in the Prospectus are not intended as a substitute for careful tax planning.  This discussion only relates to the Fund and to shares held by persons who are U.S. citizens or U.S. residents.  Potential investors should consult their own tax advisors as to the consequences of an investment in the Fund, taking into account their own tax situations.

The Fund has qualified as and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (as amended) (the “Code”).  Under the provisions of Subchapter M of the Code, the Fund will not be subject to federal income tax on amounts distributed to its shareholders.  In order to qualify as a regulated investment company under Subchapter M the Fund must distribute at least 90% of its investment company taxable income and at least 90% of Fund’s income must be derived from qualifying income including dividends, interest and gains from securities transactions.  In addition, the Fund must meet asset diversification tests.  If the Fund were to fail to qualify under Subchapter M of the Internal Revenue Code as a regulated investment company, the Fund would be subject to normal corporate income taxes on all of its taxable income and gains, whether or not distributed.  Any dividend distribution of the Fund’s earnings would still be taxable to the shareholders when received.

Regulated investment companies are also subject to a non-deductible 4% excise tax if they fail to distribute an amount equal to a specified percentage of their ordinary taxable income and capital gain net income by the end of each calendar year.  The Fund intends to make sufficient distributions in each calendar year to avoid liability for this excise tax.

Because the Fund may invest in foreign securities the Fund may be subject to foreign withholding taxes with respect to dividends or interest received in foreign countries.  If at the end of a taxable year more than 50% in value of the Fund assets consist of foreign stock or securities, the Fund may make an election to treat a proportionate of amount those foreign taxes as a distribution to each shareholder, which would allow a shareholder to either take a credit for its proportionate of share of such taxes against its U.S. federal income tax liability or to deduct that amount as an itemized deduction.  If the Fund is not eligible or does not make that election, the Fund will be entitled to deduct such foreign taxes in computing the amount it is required to distribute to its shareholders.
45

Federal Withholding: The Fund is required by federal law to withhold 28% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund's to the Adviser.  The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund's shareholders, and those of the Adviser or an affiliated person of the Adviser.  In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  The Adviser shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s proxy voting policies.  The Board of Trustees shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

The Adviser’s policies and procedures are attached as Appendix A.

MORE INFORMATION.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll free, 1-888-848-7569.  The information also will be available on the SEC’s website at www.sec.gov.  In addition, a copy of the Trust's proxy voting policies and procedures are also available by calling 1-888-848-7569 and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The financial statements and Independent Registered Public Accounting Firm’s report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund’s Annual Report to the shareholders for the fiscal year ended September 30, 2016.  The Trust will provide the Annual Report as well as the unaudited Semi-Annual Report for the six months ended March 31, 2016 without charge upon written request or request by telephone.
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APPENDIX A

PROXY VOTING POLICY OF THE ADVISER
Proxy Voting
RiverNorth Capital Management
PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (RiverNorth Capital)  specifically states that it does not vote proxies and the client, including clients governed by ERISA, is responsible for voting proxies.   Therefore, RiverNorth Capital will not vote proxies for these clients. However, RiverNorth Capital will vote proxies on behalf of investment company clients ("Funds").  RiverNorth Capital has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth Capital accidentally receives a proxy for any non-Fund client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth Capital Management, Inc. (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in any Fund's investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.
A - 1

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS
We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes.  Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund.  Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the “1940 Act”), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent.  Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

•	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.
A - 2

PROXY VOTING GUIDELINES
Election of the Board of Directors
We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value.  We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.  Requiring senior executives to hold stock in a company.
2.  Requiring stock acquired through option exercise to be held for a certain period of time.
These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure
We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.
A - 3

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.  Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.
A - 4

APPENDIX B

DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings

An S & P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by S & P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S & P Global Ratings believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

           Local Currency and Foreign Currency Risks – S & P Global Ratings issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
B-1

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk.  Default is a real possibility.

“RD” – Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Typically applicable to entity ratings only.

“D” – Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.
B-2

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S & P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S & P Global Ratings.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-3

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.  The “CC” rating is used when a default has not yet occurred, but S & P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S & P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S & P Global Ratings does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - S & P Global Ratings issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
B-4

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:
B-5

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S & P Global Ratings U.S. municipal note rating reflects S & P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S & P Global Ratings analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
B-6

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.
B-7

About Credit Ratings

An S & P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S & P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security.  Credit ratings are not statements of fact.  They include subjective considerations and involve expectations for future performance that cannot be guaranteed.  To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change.  Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary for a wide variety of potential reasons, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued.  In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur.  Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market.
B-8

RiverNorth Funds

RiverNorth/DoubleLine Strategic Income Fund

Class I Ticker Symbol: RNSIX
Class R Ticker Symbol:  RNDLX

Statement Of Additional Information

January 28, 2017

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the prospectus for the RiverNorth/DoubleLine Strategic Income Fund dated January 28, 2017 (the Prospectus”).  The Fund’s Annual Report to shareholders dated September 30, 2016 has been incorporated by reference into this SAI.  A copy of the Prospectus and shareholder reports can be obtained at no charge by writing the transfer agent, ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, or by calling 1-888-848-7569.  The Fund's Prospectus is incorporated by reference into this SAI.

DESCRIPTION OF THE TRUST AND FUND	1
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS	1
Investment Strategies and Risks	1
Investment Restrictions	29
MANAGEMENT OF THE FUND	30
CODE OF ETHICS	35
MULTI-CLASS STRUCTURE	35
DISTRIBUTION PLAN	40
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	41
Principal Holders and Control Persons	42
Management Ownership	42
INVESTMENT ADVISORY AND OTHER SERVICES	42
Investment Adviser	42
Sub-Adviser	43
Portfolio Managers	43
Administration	46
Custodian	47
Distributor	47
Transfer Agent	47
Independent Registered Public Accounting Firm	47
BROKERAGE ALLOCATION AND OTHER PRACTICES	48
DISCLOSURE OF PORTFOLIO HOLDINGS	49
DETERMINATION OF SHARE PRICE	51
REDEMPTION IN-KIND	52
TAX CONSEQUENCES	52
PROXY VOTING POLICIES AND PROCEDURES	53
FINANCIAL STATEMENTS	53
APPENDIX A – Proxy Voting Policies of Investment Adviser	A-1
APPENDIX B – Proxy Voting Policies of Sub-Adviser	B-1
APPENDIX C – Description of Securities Ratings	C-1

DESCRIPTION OF THE TRUST AND FUND

The RiverNorth/DoubleLine Strategic Income Fund (the “Fund”) is a diversified series of RiverNorth Funds (the “Trust”).  The Trust is an open‑end investment company established under the laws of the state of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  There are three series currently authorized by the Trust’s Board of Trustees.  The investment adviser to the Fund is RiverNorth Capital Management, LLC (the “Adviser”). The Fund's sub-adviser is DoubleLine Capital, LP (the "Sub-Adviser").

The Fund does not issue share certificates.  All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.  The Trust does not hold an annual meeting of shareholders.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns.  All shares of the Fund have equal voting rights and liquidation rights.  The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected.  All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund's assets, see “How to Buy Shares – Purchasing Shares” and "Valuing the Fund's Assets" in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the Prospectus.  This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus.  These same investments and techniques may be used by the underlying funds ("Underlying Funds") in which the Fund invests.  Additional non-principal strategies and risks also are discussed here.

Asset-Backed Securities and Collateralized Debt Obligations

The Fund may invest in asset-backed securities and collateralized debt obligations ("CDOs").  Asset-backed securities and CDOs are created by the grouping of certain governmental, government related and private loans, receivables and other non-mortgage lender assets/collateral into pools.  A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities.  Interests in these pools are sold as individual securities.  Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination.  Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics.  Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates.  Different tranches of securities will bear different interest rates, which may be fixed or floating.

Investors in asset-backed securities and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk.  If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.  Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA and the latter receiving ratings of B to BBB by S&P Global Ratings (“S&P”).  The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranch is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, asset-backed securities and CDOs can be subject to higher prepayment risks than most other types of debt instruments.  Prepayments may result in a capital loss to the Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities and CDOs also differ in a number of respects from those of traditional debt securities.  The credit quality of most asset-backed securities and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Brady Bonds

Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history.  In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative.  Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies

The Fund invests in closed-end investment companies or funds.  Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange (“NYSE”), NYSE MKT LLC (formerly, the American Stock Exchange), the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Commodities

The Fund may invest indirectly (usually through exchange-traded funds that track commodity-related indices) in commodities (such as precious metals or natural gas). Commodity prices can be more volatile than prices of other types of investments and can be affected by a wide range of factors, including changes in overall market movements, speculative investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international or local regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs.  The Fund may also directly or indirectly use commodity-related derivatives. The values of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).  The Adviser or Sub-Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's Investor Services, Inc. (“Moody’s”), or if unrated, determined by the Adviser or Sub-Adviser to be of comparable quality.  Investment grade debt securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.  The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser or Sub-Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer's ability to meet interest and principal payments, resulting in a loss to the Fund.

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts ("ADRs") are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR.  Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company.  Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund or an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities

Equity securities consist of common stock, convertible preferred stock, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser or Sub-Adviser.  As a result, the return and net asset value of the Fund will fluctuate.  Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Exchange-Traded Funds

The Fund may invest in a range of exchange-traded funds ("ETFs").

When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 25,000 or 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser or Sub-Adviser believes it is in the Fund's interest to do so.  The Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.  Actively managed ETFs are subject to risk of poor investment, and the individual investments of an actively managed ETF may not perform as well as its investment adviser and/or sub-advisers expect, and/or the actively managed ETF’s portfolio management practices do not work to achieve their desired result.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”), which are a type of unsecured, unsubordinated debt security.  ETNs combine certain aspects of bonds and ETFs.  Similar to ETFs, ETNs are traded on a major exchange (e.g., NYSE) during normal trading hours.  However, investors can also hold the ETN until maturity.  At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor.  ETN returns are based upon the performance of a market index minus applicable fees.  ETNs do not make periodic coupon payments and provide no principal protection.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged.

Foreign Currency Exchange Transactions

The Fund may, directly or through investments in Underlying Funds, engage in foreign currency exchange transactions. The Fund or the Underlying Funds enter into these transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies. The cost of the spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by the Fund or an Underlying Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract.  These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's or an Underlying Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund or an Underlying Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions.  The Fund or an Underlying Fund also may enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund or an Underlying Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase.  In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund or an Underlying Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.  The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Foreign Securities

The Fund may invest in foreign securities, either directly or by purchasing ADRs.  The Fund may also invest in Underlying Funds and other investment companies that hold foreign securities or ADRs.  Purchases of foreign equity securities entail certain risks.  For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.   Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty  in  enforcing  contractual obligations,  delays  in  settlement  of securities transactions and  greater  price  volatility.  In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities.  U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. The Fund and Underlying Funds may invest in futures contracts only to the extent the Fund could invest in the underlying instrument directly.

The Fund may engage in futures transactions, primarily for hedging purposes, but for investment purposes as well.  This means that the Fund’s primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If the Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

The Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position.  If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Risk Factors in Futures Transactions

Liquidity Risk.  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

Risk of Loss.  Although the Adviser may believe that the use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser's or Sub-Adviser's investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Correlation Risk.  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•	Are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded; and
•	Are similar to good faith deposits or performance bonds.
Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations.  If the value of either party's position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis.  The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust's custodian.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the Fund's operations.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

High Yield Securities

The Fund and the Underlying Funds may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments. An Underlying Fund also may incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2008, 2009 and 2010, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.

These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries.

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.  A fund may hold such common stock and other securities even if they do not invest in such securities.

Hybrid Securities

The Fund may acquire hybrid securities. A third party or the Adviser (or Sub-adviser) may create a hybrid security by combining an income-producing debt security (“income producing component”) and the right to receive payment based on the change in the price of an equity security (“equity component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stock and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants or options to receive a payment based on whether the price of a common stock surpasses a certain exercise price, or options on a stock index. A hybrid security comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a hybrid security is the sum of the values of its income-producing component and its equity component.

A holder of a hybrid security faces the risk of a decline in the price of the security or the level of the index involved in the equity component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the hybrid security. The equity component has risks typical to a purchased call option. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a hybrid security includes the income-producing component as well, the holder of a hybrid security also faces risks typical to all fixed-income securities.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities, including limited partnerships. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the 1933 Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).  Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the 1933 Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the 1933 Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority (“FINRA”).

Under guidelines adopted by the Trust's Board, the Adviser or Sub-Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the 1933 Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser or Sub-Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser or Sub-Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser or Sub-Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser or Sub-Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Indexed Securities

The Fund may purchase indexed securities consistent with their investment objectives.  Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.

Inflation-Protected Securities

The Fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The Fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company (“RIC”) and to eliminate any fund-level income tax liability under the Code.

Initial Public Offerings

The Fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. There can be no assurance that investments in IPOs will improve the Fund’s performance.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Inverse Floaters

Inverse floaters constitute a class of Collateralized Mortgage Obligations (“CMOs”) with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or 11th District Cost of Funds Index (“COFI”). Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments.

Investment Company Securities

The Fund may invest in the securities of other investment companies (open-end, including ETFs, and closed-end) to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund's investment objectives.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, the Fund's shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund's shareholders directly bear in connection with the Fund's own operations.

Under Section 12(d)(1) of the 1940 Act, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual fund, including closed-end fund), but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.5%.  An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser or Sub-Adviser acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

In addition, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds.

The Trust has obtained an exemptive order that allows the Fund to invest in affiliated and unaffiliated investment companies in excess of the limits under the 1940 Act described above, subject to conditions of the order.

Leverage Risk

The Fund is permitted to borrow money up to one-third of the value of its total assets for the purpose of investment, as well as for temporary or emergency purposes. Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and the Fund's ability to achieve greater diversification.  However, it also increases investment risk and the possibility of fluctuation in the Fund's net asset value.  Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value.  In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds.  Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.  Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

Loan Participation and Assignments

Investment in secured or unsecured fixed or floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions (“Lenders”) may be in the form of participations in Loans (“Participation”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically results in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Adviser or Sub-Adviser determines that the selling Lender is creditworthy.

When the Fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act of 1933, as amended (“Securities Act”), and thus may be subject to the Fund’s limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors.  The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities.  Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators.  Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as the Ginnie Mae, Fannie Mae and Freddie Mac.  The Fund may invest in commercial mortgage-backed securities.  Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time.  However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected.  The types of residential mortgage-backed securities in which the Fund may invest may include the following:

Guaranteed Mortgage Pass-Through Securities.  The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities.  Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates.  Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.  The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities.  Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Collateralized Mortgage Obligations (CMOs).  CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”).

Multi-class pass-through securities are equity interests in a pool of Mortgage Assets.  Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the Fund to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities.  CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a “REMIC”).

In a CMO, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis.  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.  In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds).  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development.  The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans.  The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:  (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.  All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

Fannie Mae Certificates.  Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act.  Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968.  Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending.  Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan.  The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government.  In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types:  (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates.  Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”).  Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing.  The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received.  Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal.  Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal.  The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.  The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects.  Each mortgage loan must meet the applicable standards set forth in the FHLMC Act.  A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”).   At the same time, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both entities. On June 16, 2010, the FHFA ordered Fannie Mae’s and Freddie Mac’s stocks de-listed from the New York Stock Exchange after the price of common stock in Fannie Mae fell below the New York Stock Exchange’s minimum average closing price of $1 for more than 30 days. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs.  While the FHFA has indicated it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities.  For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets.  As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the Fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the Fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership.  For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

The future status and role of Fannie Mae and Freddie Mac could be impacted by (among other things) the actions taken and restrictions placed on Fannie Mae and Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s and Freddie Mac’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Fannie Mae and Freddie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Fannie Mae and Freddie Mac, including any such mortgage-backed securities held by the Fund.

Federal Home Loan Bank Securities.  The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act.  The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks which are owned by over 8,000 member community financial institutions.  The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding.  Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional Banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB is also one of the world’s largest private issuers of fixed-income debt securities, and the Office of Finance serves as the FHLB’s central debt issuance facility. Debt is issued in the global capital markets and the Fund is channeled to member financial institutions to fund mortgages, community development, and affordable housing.

Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U. S. government.  The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the Federal Home Loan Bank Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHLB banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

Mortgage Dollar Rolls

The Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While the Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing by the Fund.

Municipal Securities

The Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities.

Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law.  General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

The municipal securities market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Municipalities may continue to experience difficulties in the future economic and political environment.

Obligations of Supranational Entities

The Fund may invest in an Underlying Fund that invests in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income.  There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Options

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund.  The ability of the Fund to successfully utilize options will depend on the Adviser’s or Sub-Adviser’s ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

The Fund may write (sell) covered call options and covered put options and purchase call and put options.  The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium.  A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period.  If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.  Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of liquid debt obligations equal to the market value of the option, marked to market daily.  When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price.  At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period.  Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller.  If such an option expires unexercised, the seller realizes a gain equal to the premium received.  Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period.  If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period.  To cover a put option, the Fund deposits U. S. government securities (or other high-grade debt obligations) in a segregated account at its custodian.  The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund.  The Fund's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund's ability to detect the movement in the security's price and to execute a closing transaction at the appropriate time.

The Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund’s objective.  The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position.  Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security.  Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities.  The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position.  The purchase of both put and call options involves the risk of loss of all or part of the premium paid.  If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks are a lack of voting rights and the Adviser or Sub-Adviser may incorrectly analyze the security, resulting in a loss to the Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

Real Estate Investment Trusts ("REITs")

The Fund may invest in equity interests or debt obligations issued by REITs.  REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•	limited financial resources;
•	infrequent or limited trading; and
•	more abrupt or erratic price movements than larger company securities.
•	In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.
Repurchase Agreements

The Fund may invest up to 25% of the Fund's net assets in fully collateralized repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase).  Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.  However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser or Sub-Adviser to be creditworthy.  The Adviser or Sub-Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.  The Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

Reverse Repurchase Transactions

The Fund may enter into reverse repurchase transactions.  In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price.  The repurchase price generally is equal to the original sales price plus interest.  The Fund retains record ownership of the securities and the right to receive interest and principal payments.  The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction.  Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage.  Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.  In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses.  The Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser or Sub-Adviser.

Reverse purchase transactions are considered by the SEC to be borrowings by the Fund under the 1940 Act.  At the time the Fund enters into a reverse purchase transaction, it will direct its custodian to place in a segregated account assets (such as cash or liquid securities consistent with the Fund's investment restrictions) having a value equal to the repurchase price (including accrued interest).  The Fund will monitor the account to ensure that the market value of the account equals the amount of the Fund's commitments to repurchase securities.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price.  Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser or Sub-Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser or Sub-Adviser might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Adviser's or Sub-Adviser's anticipated price within the life of the right.

Segregation Requirements

SEC Segregation Requirements

In addition to any margin restrictions discussed in this Statement of Additional Information, transactions in derivative contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC").  For example, under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts.

Liquidity Impact of Margin and SEC Segregation Requirements

Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open derivative obligations, the segregated assets will be available to the Fund immediately upon closing out the derivative position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the derivative position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

Short Sales

The Fund may seek to realize additional gains or hedge investments by selling a security short.  A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security.  To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer.  The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender.  The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan.  To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold.  Until the short position is closed out, the Fund also will incur transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases.  The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security.  Until the Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short, (ii) less any collateral deposited with the broker (not including the proceeds of the short sale).  The assets in the segregated account are marked to market daily.  The collateral held by the broker and the segregated account with the custodian will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the price of the security declines between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses the Fund may be required to pay in connection with the short sale.  There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

Sovereign Obligations

The Fund may invest in an Underlying Fund that invests in sovereign debt obligations.  Investment in sovereign debt obligations involves special risks not present in corporate debt obligations.  The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations.  In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Special Purpose Acquisition Companies

The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.  The Fund’s affiliates may create a SPAC for purchase by the Fund to assist the Fund in purchasing certain assets not otherwise available to the Fund.

Stripped Mortgage Securities

Stripped Mortgage Securities may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities not issued by federal agencies will be treated by the Fund as illiquid securities so long as the staff of the Securities and Exchange Commission maintains its position that such securities are illiquid. Stripped Mortgage Securities issued by Federal Agencies generally will be treated by the Fund as liquid securities under procedures adopted by the Fund and approved by the Fund’s Board.

Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

The Fund may purchase Stripped Mortgage Securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

STRIPS

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities.  To the extent the Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments.  Instead they are sold at a deep discount from their face value.  The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders.  Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations.  Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change.  In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

Structured Notes

Structured notes are debt securities which contain an embedded derivative component that may be linked to a particular equity security, a basket of equity securities, or an index.  Structured notes generally entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations.  Rather than paying a straight fixed or floating coupon, the interest payments fluctuate based on the value of the linked item, as well as the underlying debt obligation.

Structured notes are subject to a number of fixed income risks including income risk, credit risk, and market risk.  In addition, as a result of the imbedded derivative feature, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.  It is impossible to predict whether the referenced factor (such as an index) or prices of the underlying securities will rise or fall.  The Fund’s right to receive principal or interest payments on a structured product may vary in timing or amount, depending on changes in the reference factor and, at times, the price fluctuations may be very significant.  In addition, changes in the reference instrument or the underlying security may cause the interest rate on a structured note to be reduced to zero, at which point further adverse changes may lead to a reduction in the principal amount payable on maturity.  Even with respect to structured notes that purport to provide a “buffer”, the principal typically is protected only to the extent that the value of the reference factor does not fall below a set limit.  Structured notes may also be less liquid than other types of securities, and may be more volatile than the reference factor or security underlying the note.

Swaps

The Fund may invest without limitation in interest rate, index, total return, currency and credit default swap agreements.  A swap is an agreement between two parties (known as counterparties) where one stream of payments is exchanged for another based on a specified principal amount.  Swaps are typically used to limit or manage exposure to fluctuations in interest rates, currency exchange rates or potential defaults by credit issuers.  The Fund may attempt to enhance the return on the cash portion of its portfolio by investing in a total return swap agreement.  A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate.  The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month or sooner if one party owes the other a certain amount.  If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline to the counterparty.  The Fund may use its own net asset value as the underlying asset in a total return swap.  The Adviser or Sub-adviser may utilize a total return swap using the Fund’s return as the underlying asset in order for the Fund's cash positions allocated to the swap to share in similar investment returns at the Fund itself while maintaining a sufficient cash position to meet liquidity needs in the Fund, including liquidity to invest in new investment opportunities.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser or Sub-adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

U.S. Government Securities

The Fund may invest in U.S. government securities.  These securities may be backed by the credit of the government as a whole or only by the issuing agency.  U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities.  Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government.  Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

The Fund's investments in U.S. government securities may include agency step-up obligations.  These obligations are structured with a coupon rate that "steps-up" periodically over the life of the obligation.  Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option.  Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment.  Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation.  However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate.  If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest.  As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time.  The risk in investing in warrants is the Adviser or Sub-adviser might miscalculate their value, resulting in a loss to the Fund.  Another risk is the warrants will not realize their value because the underlying common stock does not reach the Adviser's or Sub-adviser's anticipated price within the life of the warrant.

When-Issued, Forward Commitments, Dollar Roll Transactions and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Fund's custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Adviser or Sub-adviser to manage them may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

The Fund may enter into dollar roll transactions in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the Fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The Fund accounts for dollar rolls as purchases and sales. Dollar rolls may be used to create investment leverage and may increase the Fund’s risk and volatility.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy becomes insolvent or defaults on its obligation, the Fund may be adversely affected.

Investment Restrictions

Fundamental Investment Limitations.  The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of:  (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund is present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1.  Borrowing Money.  The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage ratio of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage‑related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund's total assets); (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  The Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.  Diversification.  The Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  In other words, if the limitation is exceeded as a result of market fluctuations, fund redemptions or other non-investment related activity, the percentage limitation policy will not have been violated.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above and the illiquid investments policy set forth in paragraph 4 below.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above, and then not to exceed 33⅓% of the Fund's assets.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

4.  Illiquid Investments.  The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  The Fund is one of three series in the Trust and six portfolios in the “Fund Complex”.  The Board generally meets four times a year to review the progress and status of the Fund.

Leadership Structure. The Trust is led by Mr. Patrick Galley, who has served as the President (principal executive officer) of the Trust, since the Trust’s inception.  Mr. Galley is an interested person by virtue of his position of Chief Investment Officer of the Funds’ investment adviser.  The Board of Trustees is comprised of Mr. Galley and four Independent Trustees (i.e. those who are not “interested persons” of the Trust, as defined under the 1940 Act).  The Trust has designated Mr. John S. Oakes as lead Independent Trustee. Governance guidelines provide that Independent Trustees will have an opportunity to meet in executive session at each Board meeting and more frequently if needed.  The Trust has an Audit Committee with a separate chair.  The Trust does not have a Nominating Committee, but the Audit Committee performs the duties of a nominating committee when and if necessary.  The Trust does not have a Qualified Legal Compliance Committee (QLCC).  However, the Trust’s Audit Committee performs the duties of a QLCC if, and when necessary.  Under the Trust’s Declaration of Trust, By-Laws and governance guidelines, the President of the Board is generally responsible for (a) presiding over board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its President, together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, the Fund and each shareholder.

Board Risk Oversight.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Mr. Marc Collins in his role as Chief Compliance Officer at meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.  Generally, the Trust has concluded that each Trustee is competent to serve because of their individual overall merits including (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Patrick Galley is the Chief Investment Officer for the Fund's investment adviser and the portfolio manager of the Fund.  His knowledge regarding the investment strategy of the Fund, more specifically the closed-end mutual fund industry makes him uniquely qualified to serve as the Fund's President.  Mr. John K. Carter was elected a trustee in January 2013.  Mr. Carter possesses extensive mutual fund industry experience which the Board feels will assist the Trust as it grows.  Mr. Carter was recently a Business Unit Head at Transamerica Asset Management, a subsidiary of Aegon, N.V.  Mr. Carter oversaw the mutual fund servicing, operations and advisory services for Transamerica’s approximately 120 mutual funds.  He also served as a compliance officer.  Mr. Carter brings experience managing a large mutual fund complex, including experience overseeing multiple sub-advisers.  Mr. Carter is currently an attorney in private practice and was previously an investment management attorney with experience as in-house counsel, serving with the Securities and Exchange Commission and in private practice with a large law firm.  The Board feels Mr. Carter’s industry-specific experience, including as a chairman of another fund complex, as a compliance officer and as an experienced investment management attorney will be valuable to the Board as the Trust continues to grow and deal with legally complex issues.  Mr. James G. Kelley has also served as an Independent Trustee since the Fund's inception.  He is currently a Certified Business & Life Coach, JGK & Associates and formerly the Vice President Finance & Operation with Paymaster Technologies, Inc. and Executive Vice President and Chief Operating Officer of The Hedman Company, a manufacturing company.  Mr. Kelley has not only executive experience but is knowledgeable in both finance and accounting.  His experience in these areas benefits the Board in its review of the Fund's financial statements. Mr. Oakes was elected a Trustee in December 2010 and serves as the Board’s lead Independent Trustee.  He has many years of experience in the securities industry.  Additionally he had served on the Board of Directors of another registered investment company, including serving as its Chairman.  The Board feels Mr. Oakes’ industry and board experience adds an operational perspective to the Board and his experience in marketing can assist the Fund in its efforts to expand into different distribution channels.  Mr. Fred G. Steingraber was elected a trustee in January 2013.  Mr. Steingraber possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust.  Mr. Steingraber currently serves as Chairman of Board Advisors LLC, a consulting and advisory firm which assists organizations and corporate boards in assessing corporate governance, strategy and organization issues and executive compensation.  Prior to his experience with Board Advisors LLC, Mr. Steingraber was Chief Executive Officer, and Chairman of the Board of Directors of A.T. Kearney, a global business consulting firm.  Mr. Steingraber has extensive experience serving on advisory boards, corporate boards (of both publically-traded and privately-held companies) and not-for-profit boards, including boards of foundations, universities and hospitals.  He also currently serves as the President and Chairman of the Board of Trustees of the Village of Kenilworth, Illinois.  The Board believes Mr. Steingraber’s experience and expertise as a business consultant, including his expertise in corporate governance issues, adds depth and understanding to its consideration of the Trustee’s obligations to the Trust and shareholders.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them highly qualified.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Independent Trustees
Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
John K. Carter Y.O.B. 1961	Trustee	Indefinite/ January 2013 to present	Partner, Law Office of John K. Carter, P.A. (2015 to present); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to present); Business Unit Head, Transamerica Asset Management (2006 to 2012).	6	Director, Chairman of the Board of Directors, Transamerica Funds (120 funds) (2006 to 2012). Board Member, United Way of Tampa Bay (2011 to 2012)
James G. Kelley Y.O.B. 1948	Trustee	Indefinite/ December 2006 to present	Certified Business Coach, JGK & Associates (2000 to present).	5	N/A
John S. Oakes Y.O.B. 1943	Trustee; Lead Independent Trustee	Indefinite/ December 2010 to present	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to present); Regional Vice President, Securities America (a broker-dealer) (2007 to 2013).	6	N/A
Fred G. Steingraber Y.O.B. 1938	Trustee	Indefinite/ January 2013 to present	Chairman, Board Advisors LLC (a consulting firm) (2001 to present). Retired, Chairman Emeritus, A.T. Kearney (a business consulting firm) (2001 to present)	5
Director, Diamond Hill Financial Trends Fund (a closed-end fund) (1989 to 2013). Director, Elkay Manufacturing (2004 to present). Director, Talent Intelligence (leadership development) (2004 to present). Chairman Emeritus, A.T. Kearney (management consulting) (2001 to present). Chairman, Board Advisors (Board consulting) (2001 to present)

[1]	The mailing address of each Trustee is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
[2]
The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, and the RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc. and the RiverNorth Marketplace Lending Corporation.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Interested Trustee and Officers
Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
Patrick W. Galley[3] Y.O.B. 1975	President, Principal Executive Officer and Trustee	Indefinite/ July 2006 to present	Chief Investment Officer, RiverNorth Capital Management, LLC. (2004 to present).	6
Board of Managers RiverNorth Capital Management, LLC (2010 to present), Board of Managers of RiverNorth Securities, LLC (2010 to 2012) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

Jonathan M. Mohrhardt Y.O.B. 1974	Treasurer and Chief Financial Officer	Indefinite/ February 2009 to present
Chief Compliance Officer, RiverNorth Capital Management, LLC. (2009 to 2012); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present) and President, Chief Executive Officer and Chief Compliance Officer, RiverNorth Securities, LLC (2010 to 2012).
NA
Board of Managers RiverNorth Capital Management, LLC (2010 to present), Board of Managers of RiverNorth Securities, LLC (2010 to 2012) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

Marcus L. Collins Y.O.B. 1968	Chief Compliance Officer; Secretary	Indefinite/ May 2012 to Present; Indefinite/ January 2017 to Present
General Counsel, RiverNorth Capital Management, LLC (2012 to present), Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present); Counsel, Thompson Hine, LLP (law firm) (2007 to 2012).
				NA	NA
Allen G. French Y.O.B. 1959 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Secretary	Indefinite/ November 2016 to present
Senior Investment Company Act Paralegal, ALPS Fund Services, Inc. (2016 to present); Manager, Investment Company Act Products, Transamerica Asset Management, Inc. (2015 to 2016); Senior Paralegal, ALPS Fund Services, Inc. (2012 to 2015); Legal Operations Manager, Old Mutual Capital, Inc. (2006 to 2012).
				NA	NA
Peter Greenly Y.O.B. 1968 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Treasurer	Indefinite/ August 2016 to present	Fund Controller, ALPS Fund Services (2012 to present); Manager of Valuations with Great West Life and Annuity (2011 to 2012).	NA	NA

[1]	The mailing address of each Trustee and officer, unless otherwise noted, is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
[2]
The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, and the RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc. and the RiverNorth Marketplace Lending Corporation.

[3]	Patrick W. Galley is considered an "Interested” Trustee as defined in the 1940 Act, because he is an officer of the Trust and Chief Investment Officer of the Fund's investment adviser.

Board Committees. The Trust has an audit committee that consists of all of the Independent Trustees.  The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Fund, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Fund's independent auditors and the full Board of Trustees.  None of the audit committee members are “Interested” as defined in the 1940 Act.  During the fiscal year ended September 30, 2016, the Audit Committee met three times.

Trustee Ownership.  As of December 31, 2016, the Trustees beneficially owned the following amounts in the Fund:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Securities in the Fund Complex[1]
Patrick W. Galley	Over $100,000	Over $100,000
John K. Carter	$0	$50,001-$100,000
James G. Kelley	$1 - $10,000	$10,001 - $50,000
John S. Oakes	$10,001 - $50,000	Over $100,001
Fred G. Steingraber	$0	$0
[1]
The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, and the RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., and RiverNorth Marketplace Lending Corp.

Trustee Compensation. The following table describes the compensation paid to the Trustees for the Trust’s fiscal year ended September 30, 2016.  Trustees of the Fund who are deemed “interested persons” of the Trust receive no compensation from the Fund.  For the fiscal year ended September 30, 2016, each Trustee who is not an “interested person” received a fee of $36,000 per year plus $1,500 per meeting attended from the Trust. The audit committee chairman received an additional $1,000 per year from the Trust.  Effective October 1, 2016, each Trustee who is not an “interested person” receives a fee of $16,500 per year, plus $1,500 per meeting attended from the Trust. In addition, the Chair of the Audit Committee receives $500 annually and the Lead Independent Trustee receives $250 annually.

The Trustees are also compensated for their services as independent directors of the RiverNorth DoubleLine Strategic Opportunity Fund, Inc. and the RiverNorth Marketplace Lending Corporation. For their services, the Independent Directors receive an annual retainer in the amount of $16,500 from each of two funds, and an additional $1,500 for attending each meeting of the Board of Directors. In addition, the Chair of the Audit Committee receives $500 annually and the Chair of the Nominating and Corporate Governance Committee and the Lead Independent Director each receives $250 annually. The Independent Directors are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board of Directors of the RiverNorth DoubleLine Strategic Opportunity Fund, Inc. and the RiverNorth Marketplace Lending Corporation.

Messrs. Carter and Oakes are also compensated for their service as independent directors of the RiverNorth Opportunities Fund, Inc. For their services, Messrs. Carter and Oakes each receive a fee of $17,000 per year and an additional $2,000 per meeting, $1,000 per special telephonic meeting and $2,000 per special in-person meeting from the RiverNorth Opportunities Fund, Inc.

The following table shows compensation from the Fund Complex.1 Patrick W. Galley is an interested person of each Fund in the Fund Complex and has not received any compensation from any fund in the Fund Complex.

Name of Person	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex[1]
Patrick W. Galley	$0	$0
John K. Carter	$29,331	$68,000
James G. Kelley	$30,029	$43,000
John S. Oakes	$29,331	$68,000
Fred G. Steingraber	$29,331	$42,000
[1]
The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, and the RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc. and RiverNorth Marketplace Lending Corporation.

CODE OF ETHICS

Pursuant to the requirements of Rule 17j-1 under the 1940 Act and to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, the Fund, the Adviser, and the Sub-Adviser have each adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Fund, the Adviser, and the Sub-Adviser are subject to the applicable code of ethics when investing in securities that may be purchased, sold or held by the Fund.

MULTI-CLASS STRUCTURE

The Fund offers two classes of shares, Class R Shares and Class I Shares.  Each class of shares of the Fund represents an equal pro rata interest in the Fund and both classes have the same voting, dividend, liquidation and other rights.  The share classes differ in their investment minimums and the assessment of a 12b-1 fee as discussed below.

DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for the Fund's Class R shares.  The Plan permits the Fund to pay ALPS Distributors, Inc., the Trust’s Distributor (the “Distributor”) for certain distribution and promotion expenses related to marketing Class R shares of the Fund.  The amount payable annually by the Fund is 0.25% of the average daily net assets for the Class R shares.

Under the Plan, the Distributor may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Trustees expect that the Plan could significantly enhance the Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Fund in seeking to achieve its investment objective.

The Plan has been approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person.  Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such Independent Trustees or by a majority of the outstanding shares of the Fund.  Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the Independent Trustees.

The Plan was activated as of December 30, 2010, and for the fiscal year ended September 30, 2016, the Fund accrued the following expenses under the Plan and paid the full amount to the Distributor:

	Class R Shares	Class I Shares
Advertising	$0	N/A
Compensation to broker-dealers	$573,999	N/A
Compensation to sales personnel	$0	N/A
Compensation to underwriters	$0	N/A
Interest, carrying, or other financing charges	$0	N/A
Printing and mailing of prospectuses to other than current shareholders	$0	N/A
Marketing Costs	$0	N/A
Total	$573,999	N/A

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Principal Holders and Control Persons

As of December 31, 2016, the following persons were the owners of more than 5% of the outstanding shares of the Fund:

Name and Address	Percentage of Ownership	Type of Ownership
Class R Shares
CHARLES SCHWAB & COMPANY ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	41.71%	Record
NATIONAL FINANCIAL SERVICES CORP 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	19.30%	Record
TD AMERITRADE, INC. 200 S 108TH AVE OMAHA, NE 68154	16.58%	Record
PERSHING 1 PERSHING PLZ JERSEY CITY, NJ 07399	9.12%	Record
LPL FINANCIAL SERVICES, INC. ATTN:CLIENT COMPENSATION DEPARTMENT 4707 EXECUTIVE DR SAN DIEGO, CA 92121	8.37%	Record

Class I Shares
CHARLES SCHWAB & COMPANY ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	27.74%	Record
NATIONAL FINANCIAL SERVICES CORP 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	20.62%	Record
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E FL 1 JACKSONVILLE, FL 32246	12.26%	Record
UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	11.01%	Record
PERSHING 1 PERSHING PLZ JERSEY CITY, NJ 07399	7.79%	Record

Beneficial shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser.

Management Ownership

As of December 31, 2016, all officers and trustees as a group beneficially owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Trustees selected RiverNorth Capital Management, LLC as the investment adviser to the Fund.  RiverNorth Capital Management, LLC is a wholly owned subsidiary of RiverNorth Financial Holdings, LLC. RiverNorth Financial Holdings, LLC is majority owned by RiverNorth Holding Co.  Brian H. Schmucker and Patrick W. Galley each owns, directly or indirectly, more than 25% of RiverNorth Holding Co. and each are deemed to control the Adviser.

Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 0.75% of the average daily net assets of the Fund.

The Agreement will continue on a year‑to‑year basis, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval.  The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

The following table shows the advisory fees paid to the Adviser by the Fund during the periods indicated:

Fiscal Year Ended	Advisory Fees Accrued*	Total Fees Deferred And/or Expenses Reimbursed	Previously Deferred Fees Recovered	Net Advisory Fees Paid
September 30, 2014	$8,436,507	$0	$0	$8,436,507
September 30, 2015	$13,535,353	$0	$0	$13,535,353
September 30, 2016	$14,676,146	$0	$0	$14,676,146
*	The Adviser opted to forgo $143,078 in management fees in the Fund related to the Fund's investment in an affiliate fund, the RiverNorth/Oaktree High Income Fund.

Sub-Adviser

The Trustees have approved the Adviser’s selection of DoubleLine Capital, LP as the investment sub-adviser to the Fund (the “Sub-Adviser”).  DoubleLine Capital LP was organized in 2009 as a Delaware limited liability company, and was converted into a Delaware limited partnership on December 23, 2009.  The general partner of DoubleLine Capital LP is DoubleLine Capital GP LLC, an entity that is wholly owned by Jeffrey E. Gundlach.  As a result, Mr. Gundlach may be deemed to control the Sub-Adviser.

Under the terms of the sub-advisory agreement, the Sub-Adviser, subject to the supervision of the Adviser and the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objective and policies.  As compensation for its sub-advisory services, the Adviser is obligated to pay the Sub-Adviser a fee computed and accrued daily and paid monthly in arrears based on an annual rate of the average daily gross assets of the Fund managed by the Sub-Adviser.  For the fiscal years ended September 30, 2016, September 30, 2015 and September 30, 2014, the Sub-Adviser received $4,605,863, $4,460,147 and $2,806,431, respectively, in sub-advisory fees with respect to the Fund.

Portfolio Managers

Mr. Galley is the co-portfolio manager responsible for the day-to-day management of the Fund.  As of September 30, 2016, Mr. Galley was responsible for the management of the following other types of accounts (in addition to the Fund):

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	6	$1,155,930,430	None	None
Other Pooled Investment Vehicles	4	$362,059,639	4	$362,059,639
Other Accounts	1	$33,111,317	None	None

Mr. O'Neill is another co-portfolio manager responsible for the day-to-day management of the Fund.  As of September 30, 2016, Mr. O'Neill was responsible for the management of the following other types of accounts (in addition to the Fund):

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	5	$1,147,782,552	None	None
Other Pooled Investment Vehicles	3	$360,139,222	3	$360,139,222
Other Accounts	1	$33,111,317	None	None

Mr. Gundlach is another co-portfolio manager responsible for the day-to-day management of the Fund.  As of September 30, 2016, Mr. Gundlach was responsible for the management of the following other types of accounts (in addition to the Fund):

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	27	$85,980,605,105	None	None
Other Pooled Investment Vehicles	18	$7,371,182,735	5	$4,059,380,281
Other Accounts	58	$8,267,320,711	None	None

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts.  For example, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  In addition, the management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another.  Individual portfolio managers may also make investment decisions on behalf of one fund or account that has the potential to negatively impact another fund or account. The Adviser manages potential conflicts between the Fund and other accounts through allocation policies and procedures and internal review processes that are designed to ensure that no one client is intentionally favored at the expense of another.

With respect to securities transactions for the Fund, the Adviser or Sub-Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund.  Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.  Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund.  These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts.  One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares.  Because the portfolio managers' compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

Although the portfolio managers generally do not trade securities in their own personal account, the Adviser, the Sub-Adviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts.  Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Adviser, the Sub-Adviser and the Fund have adopted certain compliance procedures, which have been approved by the Board of Trustees, which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

RiverNorth Capital Management, LLC

Mr. Galley's and Mr. O'Neill's total compensation includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives, which may include mandatory notional investments in the Fund.  The amounts paid to Mr. Galley and Mr. O'Neill are based on a percentage of the fees earned by the Adviser from managing the Fund and other investment accounts.  The performance bonus reflects individual performance of the funds managed by the portfolio managers and the performance of the Adviser's business as a whole.  Mr. Galley and Mr. O'Neill also participate in a 401K program on the same basis as other officers of the Adviser.

DoubleLine Capital, LP

Mr. Gundlach's total compensation is determined by the Sub-Adviser.  The overall objective of the compensation program for portfolio managers employed by the Sub-Adviser is for the Sub-Adviser to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the Sub-Adviser’s portfolio managers for their contribution to the success of their clients and the Sub-Adviser.  The Sub-Adviser Portfolio managers are compensated through a combination of base salary, discretionary bonus and equity participation in the Sub-Adviser.  Bonuses and equity generally represent most of the portfolio managers’ compensation.  However, in some cases, portfolio managers may have a profit sharing interest in the revenue or income related to the areas for which the portfolio managers are responsible.  Such profit sharing arrangements can comprise a significant portion of the portfolio managers’ overall compensation.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio managers’ compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Portfolio managers participate in equity incentives based on overall firm performance of the Sub-Adviser, through direct ownership interests in the Sub-Adviser or participation in stock option or stock appreciation plans of Sub-Adviser. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Sub-Adviser as a whole. Participation is generally determined in the discretion of the Sub-Adviser, taking into account factors relevant to the portfolio manager’s contribution to the success of Sub-Adviser.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Sub-Adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Sub-Adviser may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Sub-Adviser’s leadership criteria.

The following table shows the dollar range of equity securities in the Fund beneficially owned by Mr. Galley, Mr. O'Neill and Mr. Gundlach as of September 30, 2016.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Patrick W. Galley	$100,001 - $500,000
Stephen O'Neill	$100,001 - $500,000
Jeffery E. Gundlach	$100,001 - $500,000

Administration

ALPS Fund Services, Inc. acts as the administrator ("Administrator") for the Trust.  The Administrator assists in the filing of required disclosure documents with the SEC, preparation of Board materials and assisting with compliance testing.  For its services as Administrator, ALPS Fund Services, Inc. receives an annual fee from the Trust.

The annual fee paid by the Fund is based on an allocation of the fee among all series in the Trust based on total net assets of each series of the Trust.

In addition, ALPS Fund Services, Inc. provides the Trust with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. The associated fees for these services are reflected in the Administration Agreement previously discussed.

The Fund paid ALPS Fund Services, Inc. the following amounts for transfer agency, fund administration and fund accounting services.

Administration, Fund Accounting, Transfer Agency Fees For the Fiscal Year Ending September 30
2016	$1,210,903
2015	$1,112,686
2014	$932,769

Custodian

State Street Bank and Trust Company, 100 Huntington Avenue, Boston, MA 02116, serves as the Fund’s custodian (“Custodian”).  The Custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

Distributor

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203, (the “Distributor”) is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.  The Distributor also reviews and files certain advertising and sales materials with the appropriate regulatory authorities.

The Fund's Distributor does not receive a fee from the Fund’s for the services performed hereunder.

Transfer Agent

ALPS Fund Services, Inc. also acts as the transfer agent ("Transfer Agent") for the Fund.  The Transfer Agent maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  The Transfer Agent receives an annual base fee from the Fund of $28,941 plus a per account fee.

Independent Registered Public Accounting Firm

The firm of Cohen & Company, Ltd. 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, has been selected as Independent Registered Public Accounting Firm for the Fund for the fiscal year ended September 30, 2017.  Cohen & Company, Ltd. will perform an annual audit of the Fund's financial statements and provides financial, tax and accounting services as requested.

Cyber Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser or Sub-Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions.  In placing portfolio transactions, the Adviser or Sub-Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser or Sub-Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received under the circumstances under which that particular trade is placed.

The Adviser or Sub-Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser or Sub-Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser or Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser's or Sub-Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.  The Adviser or Sub-Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser or Sub-Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund's shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. (Much, if not all, of this information is the usual and customary research provided to the Adviser and Sub-Adviser irrespective of any trading activity effected with that broker).  The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser or Sub-Adviser in servicing other accounts.  Similarly, research and information provided by brokers or dealers when serving other clients may be useful to the Adviser or Sub-Adviser in connection with its services to the Fund.  Although research services and other information are useful to the Fund and the Adviser or Sub-Adviser, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Adviser or Sub-Adviser that the review and study of the research and other information will not increase or reduce the overall cost to the Adviser or Sub-Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser's or Sub-Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser or Sub-Adviser may execute the transaction on a combined ("blocked") basis.  Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.  The Adviser or Sub-Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser or Sub-Adviser believes an adjustment is reasonable.

The following table shows the brokerage commissions paid by the Fund for the periods indicated.

Fiscal Year Ended September 30, 2014	Fiscal Year Ended September 30, 2015	Fiscal Year Ended September 30, 2016
$138,940	$124,489	$118,440

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Fund may also make a partial or complete list of its holdings available to the public on the Fund’s website.  The timing of the disclosures may vary, but will be universally available to all parties when listed.  The Fund may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Fund.  Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-Q with the SEC.  The Fund currently does not have any ongoing arrangements to release portfolio holdings information to rating agencies.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to:

RiverNorth Capital Management, LLC – the Fund's Adviser;

ALPS Fund Services, Inc. – the Fund's Administrator, Transfer Agent, and Fund Accounting Agent;

State Street Bank and Trust – the Fund's Custodian.

The Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund.

The Fund also discloses portfolio holdings to:

Cohen & Company, Ltd. – the Fund's Independent Registered Public Accounting Firm;

Drinker Biddle & Reath LLP – the Fund's legal counsel;

Broadridge (ProxyEdge) – the Fund's proxy voting service; and;

FilePoint – the Fund's EDGAR vendor.

The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Sub-Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund's portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or special basis must  submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund's shareholders, (ii) the information will be kept confidential (based on the factors discussed below),  (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or Sub-Adviser or any affiliated person of the Fund or the Adviser or Sub-Adviser. Additionally, the Adviser or Sub-Adviser, and any affiliated persons of the Adviser or Sub-Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.  The Fund's Chief Compliance Officer monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The agreements with the Adviser, Sub-Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund's portfolio holding and the duty not to trade on the non-public information.  The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund's portfolio holdings and will provide sufficient protection against personal trading based on the information.

DETERMINATION OF SHARE PRICE

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open for business.  For a description of the methods used to determine the net asset value, see “How to Buy Shares – Purchasing Shares" in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or Sub-Adviser (when consulted by the Adviser) believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser or Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser (or Sub-Adviser when consulted by the Adviser) believes such prices accurately reflect the fair market value of such securities.  Prices obtained from pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Data used to establish quotes includes analysis of cash flows, pre-payment speeds, default rates, delinquency assumptions and assumptions regarding collateral and loss assumptions.  If the Adviser (or Sub-Adviser when consulted by the Adviser) decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser in conformity with guidelines adopted by and subject to review of the Board of Trustees.  This fair valuation may include use of quotes from brokers who make a market in the securities being valued.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  However, securities with a demand feature exercisable within seven days are generally valued at par value.

Other securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser (or Sub-Adviser when consulted by the Adviser) believes such prices accurately reflect the fair market value of such securities. When market quotations are not readily available, when the Adviser (or Sub-Adviser when consulted by the Adviser) determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services at the time the Fund calculates its NAV.  As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may change significantly on a day that the NYSE is closed without an investor being able to purchase, redeem or exchange shares.

If market or broker-dealer quotations are unavailable or deemed unreliable for a security or if a security's value has been materially affected by events occurring after the close of the securities market on which the security principally trades but before the Fund calculates its NAV, the Fund may, in accordance with procedures adopted by the Board of Trustees, attempt to assign a value to the security that better reflects the security's market value at the time the Fund calculates its NAV. This "fair" value may be higher or lower than the corresponding market price or quotation for such security and, because this process necessarily depends upon judgment, this value may also vary from valuations determined by other funds using their own fair valuation procedures. While the Fund's use of fair value pricing is intended to result in calculation of an NAV that more fairly reflects security values as of the time of pricing, the Fund cannot guarantee that any fair value price will, in fact, accurately reflect the value of any security such that such security could be sold for the fair value amount.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash.  However, if the amount redeemed is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund, and the shareholder will bear any market-related risks of the securities until they are sold.

TAX CONSEQUENCES

The following discussion of U.S. federal income tax matters summarizes some of the important generally applicable U.S. federal income tax considerations not described in the Prospectus.  This is not intended to be a detailed explanation of the tax treatment of the Fund or the shareholders and the discussion here and in the Prospectus are not intended as a substitute for careful tax planning.  This discussion only relates to the Fund and to shares held by persons who are U.S. citizens or U.S. residents.  Potential investors should consult their own tax advisors as to the consequences of an investment in the Fund, taking into account their own tax situations.

The Fund has qualified as and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (as amended) (the “Code”).  Under the provisions of Subchapter M of the Code, the Fund will not be subject to federal income tax on amounts distributed to its shareholders.  In order to qualify as a regulated investment company under Subchapter M the Fund must distribute at least 90% of its investment company taxable income and at least 90% of Fund’s income must be derived from qualifying income including dividends, interest and gains from securities transactions.  In addition, the Fund must meet asset diversification tests.  If the Fund were to fail to qualify under Subchapter M of the Internal Revenue Code as a regulated investment company, the Fund would be subject to normal corporate income taxes on all of its taxable income and gains, whether or not distributed.  Any dividend distribution of the Fund’s earnings would still be taxable to the shareholders when received.

Regulated investment companies are also subject to a non-deductible 4% excise tax if they fail to distribute an amount equal to a specified percentage of their ordinary taxable income and capital gain net income by the end of each calendar year.  The Fund intends to make sufficient distributions in each calendar year to avoid liability for this excise tax.

Because the Fund may invest in foreign securities the Fund may be subject to foreign withholding taxes with respect to dividends or interest received in foreign countries.  If at the end of a taxable year more than 50% in value of the Fund assets consist of foreign stock or securities, the Fund may make an election to treat a proportionate of amount those foreign taxes as a distribution to each shareholder, which would allow a shareholder to either take a credit for its proportionate of share of such taxes against its U.S. federal income tax liability or to deduct that amount as an itemized deduction.  If the Fund is not eligible or does not make that election, the Fund will be entitled to deduct such foreign taxes in computing the amount it is required to distribute to its shareholders.

Federal Withholding: The Fund is required by federal law to withhold 28% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund's to the Adviser or Sub-Adviser.  The Adviser or Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser or Sub-Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund's shareholders, and those of the Adviser or Sub-Adviser or an affiliated person of the Adviser or Sub-Adviser.  In such a case, the Trust’s policy requires that the Adviser or Sub-Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  The Adviser or Sub-Adviser shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s (or Sub-adviser’s) proxy voting policies.  The Board of Trustees shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser or Sub-Adviser, is most consistent with the Adviser’s or Sub-Adviser's proxy voting policies and in the best interests of Fund shareholders.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

The Adviser’s and Sub-Adviser's policies and procedures are attached as Appendix A and B, respectively.

MORE INFORMATION.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll free, 1-888-848-7569.  The information also will be available on the SEC’s website at www.sec.gov.  In addition, a copy of the Trust's proxy voting policies and procedures are also available by calling 1-888-848-7569 and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The financial statements and Independent Registered Public Accounting Firm’s report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund’s Annual Report to the shareholders for the fiscal year ended September 30, 2016.  The Trust will provide the Annual Report as well as the unaudited Semi-Annual Report for the six months ended March 31, 2016 without charge upon written request or request by telephone.

APPENDIX A
PROXY VOTING POLICY OF THE ADVISER

Proxy Voting
RiverNorth Capital Management
PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (RiverNorth Capital)  specifically states that it does not vote proxies and the client, including clients governed by ERISA, is responsible for voting proxies.  Therefore, RiverNorth Capital will not vote proxies for these clients. However, RiverNorth Capital will vote proxies on behalf of investment company clients ("Funds").  RiverNorth Capital has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth Capital accidentally receives a proxy for any non-Fund client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth Capital Management, Inc. (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in any Fund's investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.
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Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes.  Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund.  Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the “1940 Act”), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent.  Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

•	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.
A - 2

PROXY VOTING GUIDELINES

Election of the Board of Directors
We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value.  We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.  Requiring senior executives to hold stock in a company.
2.  Requiring stock acquired through option exercise to be held for a certain period of time.
These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure
We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.
A - 3

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.  Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.
A - 4

APPENDIX B

PROXY VOTING POLICY OF THE SUB-ADVISER

DoubleLine Funds Trust
DoubleLine Equity Funds
DoubleLine Capital LP
DoubleLine Commodity LP
DoubleLine Equity LP
DoubleLine Private Funds
DoubleLine Opportunistic Credit Fund
DoubleLine Income Solutions Fund

Proxy Voting, Corporate Actions and Class Actions

August 2015

I.          Background

This Proxy Voting, Corporate Actions and Class Actions Policy (“Policy”) is adopted by DoubleLine Capital LP, DoubleLine Commodity LP and DoubleLine Equity LP (each, as applicable, “DoubleLine”, the “Adviser” or the “Firm”), DoubleLine Funds Trust and DoubleLine Equity Funds  (each, as applicable, the “Trust”) and each series of the Trusts (each an “Open-End Fund”), the DoubleLine Opportunistic Credit Fund (“DBL”) and DoubleLine Income Solutions Fund (“DSL” and, together with DBL and all of the Open-End Funds collectively, the “Funds”) to govern the voting of proxies related to securities held by the Funds  and actions taken with respect to corporate actions and class actions affecting such securities, and  to provide a method of reporting the actions taken and overseeing compliance with regulatory requirements.

Each private investment fund (such as, but not limited to, the DoubleLine Opportunistic Income Master Fund LP (and its related entities) and the DoubleLine Leverage Fund LP (and its related entities), each of which is a “Private Fund” and, collectively, the “Private Funds”) managed by DoubleLine also adopts this Policy.

DoubleLine generally will exercise voting authority on behalf of its separate account clients (“Separate Account Clients” and together with the Funds and Private Funds, the “Clients”) only where a Client has expressly delegated authority in writing to DoubleLine and DoubleLine has accepted that responsibility. Separate Account Clients that do not provide written authorization for DoubleLine to exercise voting authority are responsible for their own proxy voting, corporate actions and class actions and this Policy does not apply to them.

To the extent that voting a proxy or taking action with respect to a class action or corporate action (in each case, a “proposal”) is desirable, DoubleLine (or its designee) will seek to take action on such proposal in a manner that it believes is most likely to enhance the economic value of the underlying securities held in Client accounts and, with respect to proposals not otherwise covered by the Guidelines herein, DoubleLine (or its designee) will seek to consider each proposal on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote.  DoubleLine will not respond to proxy solicitor requests unless DoubleLine determines that it is in the best interest of a Client to do so.

II.          Issue

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Rule”), requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  The procedures must address material conflicts that may arise between DoubleLine and a Client in connection with proxy voting.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting policies and procedures and to provide copies of the complete proxy voting policy and procedures to clients upon request.  Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

III.          Policy – Proxies and Corporate Actions; Role of Third-Party Proxy Agent

To assist DoubleLine in carrying out its proxy voting obligations, DoubleLine has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as its proxy voting agent.  Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots with respect to securities held by one or more Client accounts advised by DoubleLine, evaluates the individual facts and circumstances relating to any proposal, and, except as otherwise provided below, votes on any such proposal in accordance with the Guidelines set forth in Attachment A hereto (the “Guidelines”).

In the event that a proposal is not adequately addressed by the Guidelines, Glass Lewis will make a recommendation to DoubleLine as to how to vote on such proposal.  The portfolio manager or other authorized person of the relevant Client will review the recommendation made by Glass Lewis and will instruct Glass Lewis to vote the Client’s securities against Glass Lewis’ recommendation when DoubleLine believes doing so is in the best interests of the Client.  The portfolio manager or authorized person shall record the reasons for any such instruction and shall provide that written record to the Chief Compliance Officer or his/her designee.  In the absence of a timely instruction from DoubleLine to the contrary, Glass Lewis will vote in accordance with its recommendation.  In the event that Glass Lewis does not provide a recommendation with respect to a proposal, DoubleLine may vote on any such proposal in its discretion and in a manner consistent with this Policy.

In the event that DoubleLine determines that a recommendation of Glass Lewis (or of any other third-party proxy voting service retained by DoubleLine) was based on a material factual error, DoubleLine will investigate the error, taking into account, among other things, the nature of the error and the related recommendation, and seek to determine whether Glass Lewis (or any other third-party proxy voting service retained by DoubleLine) is taking reasonable steps to reduce similar errors in the future.

The Guidelines provide a basis for making decisions in the voting of proxies and taking action with respect to class actions or corporate actions for Clients. When voting proxies or taking action with respect to class actions or corporate actions, DoubleLine’s utmost concern in exercising its duties of loyalty and care is that all decisions be made in the best interests of the Client and with the goal of maximizing the value of the Client’s investments.  With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether DoubleLine (or its designee) will vote (assuming it votes at all) for or against a particular type of proposal.  The applicable portfolio managers who are primarily responsible for evaluating the individual holdings of the relevant Client are responsible in the first instance for overseeing the voting of proxies and taking action with respect to class actions or corporate actions for such Client (though they are not expected to review each such vote or action).  Such portfolio managers may, in their discretion, vote proxies or take action with respect to class actions or corporate actions in a manner that is inconsistent with the Guidelines (or instruct Glass Lewis to do so) when they determine that doing so is in the best interests of the Client.  In making any such determination, the portfolio managers may, in their discretion, take into account the recommendations of appropriate members of DoubleLine’s executive and senior management, other investment personnel and, if desired, an outside service.

Limitations of this Policy. This Policy applies to voting and/or consent rights of securities held by Clients. DoubleLine (or its designee) will, on behalf of each Client (including the Funds or the Private Funds) vote in circumstances such as, but not limited to, plans of reorganization, and waivers and consents under applicable indentures.  This Policy does not apply, however, to consent rights that primarily represent decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. Such decisions, while considered not to be covered within this Policy, shall be made with the Client’s best interests in mind.  In certain limited circumstances, particularly in the area of structured finance, DoubleLine may, on behalf of Clients, enter into voting agreements or other contractual obligations that govern the voting of shares.  In the event of a conflict between any such contractual requirements and the Guidelines, DoubleLine (or its designee) will vote in accordance with its contractual obligations.

In addition, where DoubleLine determines that there are unusual costs and/or difficulties associated with voting on a proposal, which more typically might be the case with respect to proposals relating to non-U.S. issuers, DoubleLine reserves the right to not vote on a proposal unless DoubleLine determines that the expected benefits of voting on such proposal exceed the expected cost to the Client, such as in situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security.  DoubleLine will seek to consult with its Clients in such circumstances unless the investment management agreement or other written arrangement with the applicable Client gives DoubleLine authority to act in its discretion.

All proxies, class actions or corporate actions received shall be retained by the Chief Risk Officer or designee.  Such records shall include whether DoubleLine voted such proxy or corporate actions and, if so, how the proxy was voted.  The records also shall be transcribed into a format such that any Client’s overall proxy and corporate actions voting record can be provided upon request.

DoubleLine provides no assurance to former clients that applicable proxy, class actions or corporate actions information will be delivered to them.

IV.          Proofs of Claim

DoubleLine does not complete proofs-of-claim on behalf of Clients for current or historical holdings other than for the Funds; however, DoubleLine will provide reasonable assistance to Clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of DoubleLine.  DoubleLine does not undertake to complete or provide proofs-of-claim for securities that had been held by any former client.  DoubleLine will complete proofs-of-claim for the Funds and Private Funds, or provide reasonable access to the applicable Fund’s or Private Fund’s administrator to file such proofs-of-claim when appropriate.

V.          Class Actions Policy

In the event that Client securities become the subject of a class action lawsuit, the applicable portfolio manager(s) will assess the value to Clients in participating in such legal action.  If the portfolio manager decides that participating in the class action is in the Client’s best interest, DoubleLine will recommend that the Client or its custodian submit appropriate documentation on the Client’s behalf, subject to contractual or other authority.  DoubleLine may consider any relevant information in determining whether participation in a class action lawsuit is in a Client’s best interest, including the costs that would be incurred by the Client and the resources that would be expended in participating in the class action, including in comparison to the Client pursuing other legal recourse against the issuer.  DoubleLine also may choose to notify Clients (other than the Funds and the Private Funds) of the class action without making a recommendation as to participation, which would allow Clients to decide how or if to proceed.

DoubleLine provides no assurance to former clients that applicable class action information will be delivered to them.

VI.          Procedures for Lent Securities and Issuers in Share-blocking Countries

At times, DoubleLine may not be able to take action in respect of a proposal on behalf of a Client when the Client’s relevant securities are on loan in accordance with the Client’s securities lending program and/or are controlled by a securities lending agent or custodian acting independently of DoubleLine.  Notwithstanding this fact, in the event that DoubleLine becomes aware of a proposal on which a Client’s securities may be voted and with respect to which the outcome of such proposal could reasonably be expected to enhance the economic value of the Client’s position and some or a portion of that position is lent out, DoubleLine will make reasonable efforts to inform the Client that DoubleLine is not able to take action with respect to such proposal until and unless the Client recalls the lent security.  When such situations relate to the Funds or the Private Funds, DoubleLine will take reasonable measures to recall the lent security in order to take action timely.  There can be no assurance that any lent security will be returned timely.

In certain markets where share blocking occurs, shares must be frozen for trading purposes at the custodian or sub-custodian in order to vote.  During the time that shares are blocked, any pending trades will not settle.  Depending on the market, this period can last from one day to three weeks.  Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.  For this reason, in blocking markets, DoubleLine retains the right to vote or not, based on the determination of DoubleLine’s investment personnel as to whether voting would be in the Client’s best interest.

VII.          Proxy Voting Committee; Oversight

DoubleLine has established a proxy voting committee (the “Committee”) with a primary responsibility of overseeing compliance with the Policy.  The Committee, made up of non-investment executive officers, the Chief Risk Officer, and the Chief Compliance Officer (or his/her designee), meets on an as needed basis.  The Committee will (1) monitor compliance with the Policy, including by periodically sampling proxy votes for review, (2) review, no less frequently than annually, the adequacy of this Policy to ensure that such Policy has been effectively implemented and that the Policy continues to be designed to ensure that proxies are voted in the best interests of Clients, and (3) review potential conflicts of interest that may arise under this Policy, including changes to the businesses of DoubleLine, Glass Lewis or other third-party proxy voting services retained by DoubleLine to determine whether those changes present new or additional conflicts of interest that should be addressed by this Policy.

The Committee shall have primary responsibility for managing DoubleLine’s relationship with Glass Lewis and/or any other third-party proxy voting service provider, including overseeing their compliance with this Policy generally as well as reviewing periodically instances in which (i) DoubleLine overrides a recommendation made by Glass Lewis or (ii) Glass Lewis does not provide a recommendation with respect to a proposal.  The Committee shall also periodically review DoubleLine’s relationships with such entities more generally, including for potential conflicts of interest relevant to such entities and whether DoubleLine’s relationships with such entities should continue.

VIII.          Procedures for Material Conflicts of Interest

The portfolio managers will seek to monitor for conflicts of interest arising between DoubleLine and a Client and shall report any such conflict identified by the portfolio managers to the Committee.  Should material conflicts of interest arise between DoubleLine and a Client as to a proposal, the proposal shall be brought to the attention of the Committee, who shall involve other executive managers, legal counsel (which may be DoubleLine’s in-house counsel or outside counsel) or the Chief Compliance Officer as may be deemed necessary or appropriate by the Committee to attempt to resolve such conflicts.  The Committee shall determine the materiality of such conflict if the conflict cannot be resolved.  (An example of a specific conflict of interest that should be brought to the Committee is a situation where a proxy contest involves securities issued by a Client.  When in doubt as to a potential conflict, portfolio managers shall bring the proxy to the attention of the Committee.)

If, after appropriate review, a material conflict between DoubleLine and a Client is deemed to exist, DoubleLine will seek to resolve any such conflict in the best interest of the Client whose assets it is voting by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the Guidelines; (ii) convening a Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Committee; (iv) voting (or not voting) in accordance with the instructions of such Client; (v) or not voting with respect to the proposal if consistent with DoubleLine’s fiduciary obligations.

Investments in the DoubleLine Funds.  In the event that DoubleLine has discretionary authority to vote shares of a Fund owned by all Clients (including the Funds), DoubleLine will vote the shares of such Fund in the same proportion as the votes of the other beneficial shareholders of such Fund. Under this “echo voting” approach, DoubleLine’s voting of a Fund’s shares would merely amplify the votes already received from such Fund’s other shareholders. DoubleLine’s potential conflict is therefore mitigated by replicating the voting preferences expressed by the Fund’s other shareholders.

IX.          Procedures for Proxy Solicitation

In the event that any employee of DoubleLine receives a request to reveal or disclose DoubleLine’s voting intention on a specific proxy event to a third party, the employee must forward the solicitation request to the Chief Compliance Officer or designee.  Such requests shall be reviewed with the Committee or appropriate executive and senior management.  Any written requests shall be retained with the proxy files maintained by the Chief Operating Officer or designee.

X.          Additional Procedures for the Funds

A. Filing Form N-PX

Rule 30b1-4 under the Investment Company Act of 1940 requires mutual funds to file an annual record of proxies voted by a Fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain the Funds’ proxy voting record for the most recent twelve-month period ending June 30.

The Funds rely upon their respective fund administrator to prepare and make their filings on Form N-PX. DoubleLine shall assist the fund administrator by providing information (including by causing such  information to be provided by any third party proxy voting service for record comparison purposes as deemed necessary) regarding any proxy votes made for the Funds within the most recent twelve-month period ending June 30. DoubleLine shall retain records of any such votes with sufficient information to make accurate annual Form N-PX filings.

B. Providing Policies and Procedures

Mutual funds (including the Funds) that invest in voting securities are required to describe in their Statements of Additional Information ("SAIs") the policies and procedures that they use to determine how to vote proxies relating to securities held in their portfolios. The Funds also may chose to include these policies and procedures as part of their registration statement. Closed-end funds (such as DBL and DSL) must disclose their proxy voting policies and procedures annually on Form N-CSR.

Funds are required to disclose in shareholder reports that a description of the fund's proxy voting policies and procedures is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the fund's website, if applicable; and (iii) on the Commission's website at http://www.sec.gov. The fund administrator shall ensure that such disclosures are included when preparing shareholder reports on the Funds’ behalf. The Funds currently do not provide the proxy policies and procedures on their website.

A Fund is required to send the description of the fund's proxy voting policies and procedures within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to provide this service.

XI.          Recordkeeping

A.
DoubleLine must maintain the documentation described in this Policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years at its principal place of business.  DoubleLine will be responsible for the following procedures and for ensuring that the required documentation is retained, including with respect to class action claims or corporate actions other than proxy voting. DoubleLine has engaged Glass Lewis to retain the aforementioned proxy voting records on behalf of DoubleLine (and its Clients).

B.	Client request to review proxy votes:

Any written request from a Client related to actions taken with respect to a proposal received by any employee of DoubleLine must be retained.  Only written responses to oral requests need to be maintained.

The Client Service group will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to Clients, the Client Service group will distribute to any Client requesting proxy voting information DoubleLine’s complete proxy voting record for the Client for the period requested.  If deemed operationally more efficient, DoubleLine may choose to release its entire proxy voting record for the requested period, with any information identifying a particular Client redacted.  The Client Service group shall furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days) and maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request.  A copy of the written response should be attached and maintained with the Client’s written request, if applicable, and stored in an appropriate file.

Clients can require the delivery of the proxy voting record relevant to their accounts for the five year period prior to their request.

C.	Examples of proxy voting records:

-
Documents prepared or created by DoubleLine that were material to making a decision on how to vote, or that memorialized the basis for the decision.Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

XII.          Disclosure

The Chief Compliance Officer or designee will ensure that Form ADV Part 2A is updated as necessary to reflect: (i) all material changes to this Policy; and (ii) regulatory requirements related to proxy voting disclosure.

Attachment A to Proxy Voting, Corporate Action and Class Action Policy

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance
•          For trustee nominees in uncontested elections
•          For management nominees in contested elections
•          For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the fees for non-audit services exceed 51% of total fees
•          For changing the company name
•          For approving other business
•          For adjourning the meeting
•          For technical amendments to the charter and/or bylaws
•          For approving financial statements

Capital Structure
•          For increasing authorized common stock
•          For decreasing authorized common stock
•          For amending authorized common stock
•          For the issuance of common stock, except against if the issued common stock has superior voting rights
•          For approving the issuance or exercise of stock warrants
•          For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•          For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•          For decreasing authorized preferred stock
•          For canceling a class or series of preferred stock
•          For amending preferred stock
•          For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders
•          For eliminating preemptive rights
•          For creating or restoring preemptive rights
•          Against authorizing dual or multiple classes of common stock
•          For eliminating authorized dual or multiple classes of common stock
•          For amending authorized dual or multiple classes of common stock
•          For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights
•          For a stock repurchase program
•          For a stock split
•          For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring
•          For merging with or acquiring another company
•          For recapitalization

•          For restructuring the company
•          For bankruptcy restructurings
•          For liquidations
•          For reincorporating in a different state
•          For spinning off certain company operations or divisions
•          For the sale of assets
•          Against eliminating cumulative voting
•          For adopting cumulative voting

Board of Trustees
•          For limiting the liability of trustees
•          For setting the board size
•          For allowing the trustees to fill vacancies on the board without shareholder approval
•          Against giving the board the authority to set the size of the board as needed without shareholder approval
•          For a proposal regarding the removal of trustees, except against if the proposal limits the removal of trustees to cases where there is legal cause
•          For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights
•          For non-technical amendments to the company’s bylaws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions
•          Against a classified board
•          Against amending a classified board
•          For repealing a classified board
•          Against ratifying or adopting a shareholder rights plan (poison pill)
•          Against redeeming a shareholder rights plan (poison pill)
•          Against eliminating shareholders’ right to call a special meeting
•          Against limiting shareholders’ right to call a special meeting
•          For restoring shareholders’ right to call a special meeting
•          Against eliminating shareholders’ right to act by written consent
•          Against limiting shareholders’ right to act by written consent
•          For restoring shareholders’ right to act by written consent
•          Against establishing a supermajority vote provision to approve a merger or other business combination
•          For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction
•          For eliminating a supermajority vote provision to approve a merger or other business combination
•          Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•          Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•          For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•          Against expanding or clarifying the authority of the board of trustees to consider factors other than the interests of shareholders in assessing a takeover bid
•          Against establishing a fair price provision
•          Against amending a fair price provision
•          For repealing a fair price provision
•          For limiting the payment of greenmail

•          Against adopting advance notice requirements
•          For opting out of a state takeover statutory provision
•          Against opt into a state takeover statutory provision

Compensation
•          For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock
•          For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock
•          For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock
•          For limiting per-employee option awards
•          For extending the term of a stock incentive plan for employees
•          Case-by-case on assuming stock incentive plans
•          For adopting a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity
•          For amending a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity
•          For adding shares to a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•          For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value
•          For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 85% of the stock’s fair market value
•          For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value
•          For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•          For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements
•          For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•          For adopting a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•          For amending a stock award plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.
•          For adding shares to a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•          For approving an annual bonus plan
•          For adopting a savings plan
•          For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity
•          For adopting a deferred compensation plan
•          For approving a long-term bonus plan
•          For approving an employment agreement or contract
•          For amending a deferred compensation plan
•          For amending an annual bonus plan
•          For reapproving a stock option plan or bonus plan for purposes of OBRA
•          For amending a long-term bonus plan

Shareholder Proposals
•          For requiring shareholder ratification of auditors
•          Against requiring the auditors to attend the annual meeting
•          Against limiting consulting by auditors
•          Against requiring the rotation of auditors
•          Against restoring preemptive rights
•          For asking the company to study sales, spin-offs, or other strategic alternatives
•          For asking the board to adopt confidential voting and independent tabulation of the proxy ballots
•          Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations
•          Against eliminating the company’s discretion to vote unmarked proxy ballots.
•          For providing equal access to the proxy materials for shareholders
•          Against requiring a majority vote to elect trustees
•          Against requiring the improvement of annual meeting reports
•          Against changing the annual meeting location
•          Against changing the annual meeting date
•          Against asking the board to include more women and minorities as trustees.
•          Against seeking to increase board independence
•          Against limiting the period of time a trustee can serve by establishing a retirement or tenure policy
•          Against requiring minimum stock ownership by trustees
•          Against providing for union or employee representatives on the board of trustees
•          For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan
•          For creating a nominating committee of the board
•          Against urging the creation of a shareholder committee
•          Against asking that the chairman of the board of trustees be chosen from among the ranks of the non-employee trustees
•          Against asking that a lead trustee be chosen from among the ranks of the non-employee trustees
•          For adopting cumulative voting
•          Against requiring trustees to place a statement of candidacy in the proxy statement
•          Against requiring the nomination of two trustee candidates for each open board seat
•          Against making trustees liable for acts or omissions that constitute a breach of fiduciary care resulting from a trustee’s gross negligence and/or reckless or willful neglect
•          For repealing a classified board
•          Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan
•          Against repealing fair price provisions
•          For restoring shareholders’ right to call a special meeting

•          For restoring shareholders’ right to act by written consent
•          For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made
•          For seeking to force the company to opt out of a state takeover statutory provision
•          Against reincorporating the company in another state
•          For limiting greenmail payments
•          Against advisory vote on compensation
•          Against restricting executive compensation
•          For enhancing the disclosure of executive compensation
•          Against restricting trustee compensation
•          Against capping executive pay
•          Against calling for trustees to be paid with company stock
•          Against calling for shareholder votes on executive pay
•          Against calling for the termination of trustee retirement plans
•          Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria
•          Against seeking shareholder approval to reprice or replace underwater stock options
•          For banning or calling for a shareholder vote on future golden parachutes
•          Against seeking to award performance-based stock options
•          Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement
•          Against requesting that future executive compensation be determined without regard to any pension fund income
•          Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)
•          Against requiring option shares to be held
•          For creating a compensation committee
•          Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues
•          For increasing the independence of the compensation committee
•          For increasing the independence of the audit committee
•          For increasing the independence of key committees

Social Issue Proposals
•          Against asking the company to develop or report on human rights policies
•          Against asking the company to limit or end operations in Burma
•          For asking management to review operations in Burma
•          For asking management to certify that company operations are free of forced labor
•          Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
•          Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts
•          Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets
•          Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems
•          Against asking management to report on the company’s foreign military sales or foreign offset activities
•          Against asking management to limit or end nuclear weapons production
•          Against asking management to review nuclear weapons production
•          Against asking the company to establish shareholder-designated contribution programs

•          Against asking the company to limit or end charitable giving
•          For asking the company to increase disclosure of political spending and activities
•          Against asking the company to limit or end political spending
•          For requesting disclosure of company executives’ prior government service
•          Against requesting affirmation of political nonpartisanship
•          For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting
•          Against severing links with the tobacco industry
•          Against asking the company to review or reduce tobacco harm to health
•          For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting
•          For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report
•          Against asking the company to take action on embryo or fetal destruction
•          For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting
•          For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.
•          Against asking management to endorse the Ceres principles
•          For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels
•          For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum
•          For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases
•          For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products
•          Against asking the company to preserve natural habitat
•          Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings
•          Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions
•          For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting
•          Against asking the company to establish committees to consider issues related to facilities closure and relocation of work
•          For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports
•          Against asking management to drop sexual orientation from EEO policy
•          Against asking management to adopt a sexual orientation non-discrimination policy
•          For asking management to report on or review Mexican operations
•          Against asking management to adopt standards for Mexican operations
•          Against asking management to review or implement the MacBride principles
•          Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

•          For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report
•          Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions
•          For requesting reports on sustainability, except against if the company has already issued a report in GRI format

Adopted by the DoubleLine Funds Trust Board: March 25, 2010
Renewed, reviewed and approved by the DoubleLine Funds Trust Board: March 1, 2011
Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 25, 2011
Renewed and approved by the DoubleLine Funds Trust Board of Trustees: March 19, 2013
Renewed, reviewed and approved by the DoubleLine Funds Trust Board: May 22, 2013
Renewed, reviewed and approved by the DoubleLine Funds Trust Board: November 20, 2013
Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 21, 2014

Adopted by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 24, 2011
Renewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: March 19, 2013
Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: May 22, 2013
Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: November 20, 2013
Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 21, 2014

Adopted by the DoubleLine Equity Funds Board of Trustees:  March 19, 2013
Renewed, reviewed and approved by the DoubleLine Equity Funds Board: May 22, 2013
Renewed, reviewed and approved by the DoubleLine Equity Funds Board: November 20, 2013
Renewed, reviewed and approved by the DoubleLine Equity Funds Board: August 21, 2014
Adopted by the DoubleLine Income Solutions Board of Trustees:  March 19, 2013
Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: May 22, 2013 Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: November 20, 2013
Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: August 21, 2014

Reviewed and approved by the Boards of the DoubleLine Funds Trust, DoubleLine Equity Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund: August 20, 2015

APPENDIX C

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S & P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by S & P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S & P Global Ratings believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

          Local Currency and Foreign Currency Risks – S & P Global Ratings issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
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“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk.  Default is a real possibility.

“RD” – Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Typically applicable to entity ratings only.

“D” – Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)”- Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligationsas they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.
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“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S & P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S & P Global Ratings.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
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“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.  The “CC” rating is used when a default has not yet occurred, but S & P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S & P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S & P Global Ratings does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - S & P Global Ratings issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
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“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:
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“AAA” - Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S & P Global Ratings U.S. municipal note rating reflects S & P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S & P Global Ratings analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
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“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.
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About Credit Ratings

An S & P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S & P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security.  Credit ratings are not statements of fact.  They include subjective considerations and involve expectations for future performance that cannot be guaranteed.  To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change.  Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary for a wide variety of potential reasons, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued.  In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur.  Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market.
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RiverNorth Funds

RiverNorth/Oaktree High Income Fund

Class I Ticker Symbol:  RNHIX
Class R Ticker Symbol: RNOTX

Statement Of Additional Information

January 28, 2017

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the prospectus for the RiverNorth/Oaktree High Income Fund dated January 28, 2017 (the “Prospectus”).  The Fund’s Annual Report to shareholders dated September 30, 2016 has been incorporated by reference into this SAI.  A copy of the Prospectus and shareholder reports can be obtained at no charge by writing the transfer agent, ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, or by calling 1-888-848-7569.  The Fund’s Prospectus is incorporated by reference into this SAI.

DESCRIPTION OF THE TRUST AND FUND

RiverNorth/Oaktree High Income Fund (the “Fund”) is a diversified series of RiverNorth Funds (the “Trust”).  The Trust is an open‑end investment company established under the laws of the state of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  There are three series currently authorized by the Trust’s Board of Trustees (the “Board” or “Board of Trustees”).  The investment adviser to the Fund is RiverNorth Capital Management, LLC (the “Adviser”). The Fund’s sub-adviser is Oaktree Capital Management, L.P. (the “Sub-Adviser” or “Oaktree”).

The Fund does not issue share certificates.  All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Board.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.  The Trust does not hold an annual meeting of shareholders.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns.  All shares of the Fund have equal voting rights and liquidation rights.  The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected.  All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund’s assets, see “How to Buy Shares – Purchasing Shares” and “Valuing the Fund’s Assets” in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the Prospectus.  This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus.  These same investments and techniques may be used by the underlying funds (“Underlying Funds”) in which the Fund invests.  Additional non-principal strategies and risks also are discussed here.

1

ASSET-BACKED SECURITIES AND COLLATERALIZED DEBT OBLIGATIONS

The Fund may invest in asset-backed securities and collateralized debt obligations (“CDOs”).  Asset-backed securities and CDOs are created by the grouping of certain governmental, government-related and private loans, receivables and other non-mortgage lender assets/collateral into pools.  A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities.  Interests in these pools are sold as individual securities.  Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior subordination.  Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics.  Some tranches are entitled to receive regular installments of principal and interest, other tranches are entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches are only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates.  Different tranches of securities will bear different interest rates, which may be fixed or floating.

Investors in asset-backed securities and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk.  If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.  Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA and the latter receiving ratings of B to BBB by S&P Global Ratings (“S&P”).  The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, asset-backed securities and CDOs can be subject to higher prepayment risks than most other types of debt instruments.  Prepayments may result in a capital loss to the Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities and CDOs also differ in a number of respects from those of traditional debt securities.  The credit quality of most asset-backed securities and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

BANK LOANS

The Fund may invest in bank loans and other senior debt instruments. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. The Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”).  The Loans in which the Fund may invest are subject to the risk of loss of principal and income. Although the Fund’s Loan investments will generally be in the senior position of the borrower’s capital structure, the borrowers of Loans in which the Fund invests are likely to be highly leveraged. A borrower’s leverage may adversely impact the Fund in a number of ways, such as creating a greater possibility of default or bankruptcy. While borrowers frequently provide collateral to secure repayment of Loan obligations, they do not always do so. If a borrower does provide collateral, the value of the collateral may not completely cover its obligations at the time of a default. If a borrower files for bankruptcy protection from its creditors, the Fund’s rights to collateral may be limited by applicable law. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

2

The Fund may invest in Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). The Fund considers these investments to be investments in debt securities for purposes of its investment policies.  References in this Statement of Additional Information to investments by the Fund in securities will be deemed to include investments in Loans unless the context otherwise requires.

Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to neither the Loans, nor any rights of setoff against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrowers on the Loans. The Fund may enter into Participations and Assignments on a forward commitment or on a “when-issued” basis, whereby the Fund would agree to purchase a Participation or Assignment at set terms in the future.

The Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and the Fund may only be able to sell such instruments to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of particular Assignments or Participations in response to a specific adverse event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Sub-Adviser that an adequate trading market exists for such instruments. To the extent that liquid Assignments and Participations that the Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid securities would increase.  In addition, when compared to the purchase of securities like high yield bonds, which typically settle within three business days after the initial trade date, the settlement process for the purchase of bank loans can take several additional days and, in certain instances, several weeks. Having a trade outstanding between counterparties for a longer period may increase the risk of additional operational and settlement issues and the potential for the Fund’s counterparty to fail to perform.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed.

Most of the Loans purchased by the Fund will pay interest based equal to a base lending rate plus a specified margin.  These base lending rates generally are the London Interbank Offered Rate (LIBOR), the prime rate of a designated U.S. bank or another base lending rate used by commercial lenders. The interest rate on prime rate based loans floats daily as the prime rate changes, while the interest rate on LIBOR-based loans generally is reset periodically from every 30 days to one year. As a result, a decline in LIBOR or the applicable prime rate could negatively impact the expected return on the Fund’s portfolio. Investments in Loans with longer interest rate reset periods will increase the Fund’s exposure to fluctuations in asset values resulting from changes in interest rates.  Certain LIBOR-based Loans also have “LIBOR floors” that place a lower limit on the floating-rate component of the interest rate.  Where such a floor exceeds the current LIBOR, increases in LIBOR may not result in an increase in the interest rate paid on the Loan.
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BUSINESS DEVELOPMENT COMPANIES (“BDCs”)

BDCs are a type of closed-end investment company regulated under the Investment Company Act of 1940, as amended (the “1940 Act”), whose shares are typically listed for trading on a U.S. securities exchange.  BDCs are publicly-traded funds that typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. At least 70% of a BDC’s investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s investment in securities of BDCs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over other types of securities. The Fund intends to primarily invest in BDC shares which are trading in the secondary market on a U.S. securities exchange but may, in certain circumstances, invest in an initial public offering of BDC shares or invest in certain debt instruments issued by BDCs. The Fund will indirectly bear its proportionate share of any management and other operating expenses, and of any performance-based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund.

Investments in closed-end funds that elect to be regulated as BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising.  As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund.  Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the market at a discount to their net asset value (“NAV”).

Certain BDCs in which the Fund may invest may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility.  In addition, a BDC’s common share income may fall if the dividend rate on any preferred shares or the interest rate on any borrowings of the BDC rises.

The 1940 Act generally limits the amount the Fund can invest in any one closed-end fund, including BDCs, to 3% of the closed-end fund’s total outstanding stock. As a result, the Fund may hold a smaller position in a BDC than if it were not subject to this restriction. To comply with the 1940 Act, the Adviser may be required to vote shares of a BDC held by the Fund in the same general proportion as shares held by other shareholders of the BDC.
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CERTIFICATES OF DEPOSIT AND BANKERS’ ACCEPTANCES

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

CLOSED-END INVESTMENT COMPANIES

The Fund invests in closed-end investment companies or funds.  Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange (“NYSE”), NYSE MKT LLC (formerly, the American Stock Exchange), the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors generally buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end Fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at their net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

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Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

COMMERCIAL PAPER

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

COMMODITIES

The Fund may invest indirectly (usually through exchange-traded funds that track commodity-related indices) in commodities (such as precious metals or natural gas). Commodity prices can be more volatile than prices of other types of investments and can be affected by a wide range of factors, including changes in overall market movements, speculative investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international or local regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs.  The Fund may also directly or indirectly use commodity-related derivatives. The values of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index.

CONVERTIBLE SECURITIES

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

CORPORATE DEBT

Corporate debt securities are long- and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).  The Adviser and Oaktree consider corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s Investor Services, Inc. (“Moody’s”), or if unrated, are determined by the Adviser or Oaktree to be of comparable quality.  Investment grade debt securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.  The Fund may invest in both secured and unsecured corporate debt, including bonds and loans. Secured debt is backed by collateral and unsecured debt is not. Therefore unsecured debt may have a lower recovery value than secured debt in the event of a default by its issuer. The Adviser or Oaktree may incorrectly analyze the risks inherent in corporate debt, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Fund.

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DEPOSITARY RECEIPTS

Sponsored and unsponsored American Depositary Receipts (“ADRs”) are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADRs.  Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company.  Many of the risks described below regarding foreign securities apply to investments in ADRs.

EMERGING MARKET SECURITIES

Investing in emerging market securities involves risks different from, and potentially greater than, risks of investing in foreign developed countries.  These risks include (i) the smaller market capitalizations of emerging securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible limits on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to government consent. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging market securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging techniques, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards or in the accuracy of such reporting, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearing and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund or an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

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EQUITY SECURITIES

Equity securities consist of common stock, convertible preferred stock, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser or Oaktree.  As a result, the return and net asset value of the Fund will fluctuate.  Securities in the Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

EXCHANGE-TRADED FUNDS

The Fund may invest in a range of exchange-traded funds (“ETFs”).  When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 25,000 or 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser or Oaktree believes it is in the Fund’s interest to do so.  The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.  Actively-managed ETFs are subject to risk of poor investment, and the individual investments of an actively managed ETF may not perform as well as its investment adviser and/or sub-advisers expect, and/or the actively managed ETF’s portfolio management practices do not work to achieve their desired result.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF.  Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF, it would be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.
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EXCHANGE-TRADED NOTES

The Fund may invest in exchange-traded notes (“ETNs”), which are a type of unsecured, unsubordinated debt security.  ETNs combine certain aspects of bonds and ETFs.  Similar to ETFs, ETNs are traded on an exchange (e.g., NYSE) during normal trading hours.  However, investors can also hold the ETN until maturity.  At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor.  ETN returns are based upon the performance of a market index minus applicable fees.  ETNs do not make periodic coupon payments and provide no principal protection.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the 0underlying index remaining unchanged.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

The Fund may, directly or through investments in Underlying Funds, engage in foreign currency exchange transactions. The Fund or the Underlying Funds enter into these transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies. The cost of the spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by the Fund or an Underlying Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract.  These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s or an Underlying Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund or an Underlying Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions.  The Fund or an Underlying Fund also may enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund or an Underlying Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might be realized should the value of the hedged currency increase.  In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund or an Underlying Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.  The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

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FOREIGN SECURITIES

The Fund may invest in foreign securities, either directly or by purchasing ADRs.  The Fund may also invest in Underlying Funds and other investment companies that hold foreign securities or ADRs.  Purchases of foreign equity securities entail certain risks.  For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.   Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty  in  enforcing  contractual obligations,  delays  in  settlement  of securities transactions and  greater  price  volatility.  In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities.  U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (the “CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. The Fund and Underlying Funds may invest in futures contracts only to the extent the Fund could invest in the underlying instrument directly.

The Fund may engage in futures transactions, primarily for hedging purposes, but for investment purposes as well.  This means that the Fund’s primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

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If the Fund owns Treasury bonds and the Adviser or Oaktree expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund’s interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, the Adviser or Oaktree expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

The Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position.  If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Risk Factors in Futures Transactions

Liquidity Risk.  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its futures positions also could be impaired.

Risk of Loss.  Although the Adviser may believe that the use of such contracts will benefit the Fund, the Fund’s overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser’s or Oaktree’s investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

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The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures markets that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Correlation Risk.  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund’s current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests, for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of the Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund’s investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund’s other investments.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•	are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded; and
•	are similar to good faith deposits or performance bonds.
Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM’s other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust’s custodian.

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Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the Fund’s operations.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

HIGH YIELD SECURITIES

The Fund and the Underlying Funds may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments. The Fund or an Underlying Fund also may incur additional expenses in seeking recovery from an issuer that defaults.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2008, 2009 and 2010, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, a major portion of an issue of lower-rated securities may at times be held by a small number of institutional investors. As a result, a fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

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Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980s, legislation required federally insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’s or an Underlying Fund’s investments in lower rated securities.

High yield investments may include the following:

Fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  Pay-in-kind bonds may be considered riskier than other types of high yield bonds.  If an issuer chooses to pay in additional bonds, the Fund would have a greater portion of its net assets invested in the issuer’s debt and the issuer would become more highly leveraged.

In addition to the securities described above, in connection with the reorganization or restructuring of an issuer, the issuer may issue common stock or other securities to holders of its debt securities.  As a result, the Fund or an Underlying Fund may hold such common stock and other securities even if it does not invest in such securities.

HYBRID SECURITIES

The Fund may acquire hybrid securities. A third party may create a hybrid security by combining an income-producing debt security (“income producing component”) and the right to receive payment based on the change in the price of an equity security (“equity component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stock and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants or options to receive a payment based on whether the price of a common stock surpasses a certain exercise price, or options on a stock index. A hybrid security comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a hybrid security is the sum of the values of its income-producing component and its equity component.
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A holder of a hybrid security faces the risk of a decline in the price of the security or the level of the index involved in the equity component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the hybrid security. The equity component has risks typical to a purchased call option. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a hybrid security includes the income-producing component as well, the holder of a hybrid security also faces risks typical to all fixed-income securities.

ILLIQUID AND RESTRICTED SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities (determined using the Securities and Exchange Commission (the “SEC”) standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities), including limited partnerships. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).  Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority (“FINRA”).

Under guidelines adopted by the Board, the Adviser or Oaktree may determine that particular Rule 144A securities, loans and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser or Oaktree will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser or Oaktree will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations (“NSROs”) or, if only one NSRO rates the security, by that NSRO, or, if the security is unrated, the Adviser or Oaktree determines that it is of equivalent quality.

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Rule 144A securities, loans and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser or Oaktree to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

INDEXED SECURITIES

The Fund may purchase indexed securities consistent with its investment objective.  The indexed securities are securities whose value varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.

INFLATION-PROTECTED SECURITIES

The Fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The Fund may also invest in inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated by the U.S. Department of the Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.
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In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company (“RIC”) and to eliminate any fund-level income tax liability under the Code.

INSURED BANK OBLIGATIONS

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

INVESTMENT COMPANY SECURITIES

The Fund may invest in the securities of other investment companies (open-end, including ETFs, and closed-end) to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund’s investment objectives.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Under Section 12(d)(1) of the 1940 Act, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (such as an ETF or other mutual fund, including closed-end fund), but may not own more than 3% of the outstanding voting stock of any one investment company (the “3% Limitation”) or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell, any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.5%.  An investment company that issues shares to the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser or Oaktree acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

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In addition, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales load any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds.

The Trust has obtained an exemptive order that allows the Fund to invest in affiliated and unaffiliated investment companies in excess of the limits under the 1940 Act described above, subject to conditions of the order.

LEVERAGE RISK

The Fund may borrow amounts up to one-third of the value of its total assets, but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and the Fund’s ability to achieve greater diversification.  However, it also increases investment risk and the possibility of fluctuation in the Fund’s net asset value.  Because the Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund’s net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value, than it would without such leverage.  In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds.  Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.  Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

MUNICIPAL SECURITIES

The Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities.

Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law.  General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

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Under the Internal Revenue Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

The municipal securities market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Municipalities may continue to experience difficulties in the future economic and political environment.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

The Fund may invest in an Underlying Fund that invests in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income.  There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

OPTIONS

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund.  The ability of the Fund to successfully utilize options will depend on the Adviser’s or Oaktree’s ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

The Fund may write (sell) covered call options and covered put options and purchase call and put options.  The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund’s net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium.  A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period.  If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.  Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of liquid debt obligations equal to the market value of the option, marked to market daily.  When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price.  At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period.  Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller.  If such an option expires unexercised, the seller realizes a gain equal to the premium received.  Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period.  If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

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When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period.  To cover a put option, the Fund deposits U.S. government securities (or other high-grade debt obligations) in a segregated account at its custodian.  The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund.  The Fund’s gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund’s potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund’s ability to detect the movement in the security’s price and to execute a closing transaction at the appropriate time.

The Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund’s objective.  The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position.  Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security.  Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities.  The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position.  The purchase of both put and call options involves the risk of loss of all or part of the premium paid.  If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

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PREFERRED STOCK

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends, but payment is not guaranteed as with a bond.  Management can elect to forego the preferred dividend, resulting in a loss to the Fund.  These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  Preferred stocks frequently lack the voting rights associated with common stocks.  The Adviser or Oaktree may incorrectly analyze a preferred security, resulting in a loss to the Fund.

REAL ESTATE INVESTMENT TRUSTS (“REITS”)

The Fund may invest in equity interests or debt obligations issued by REITs.  REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•	limited financial resources;
•	infrequent or limited trading; and
•	more abrupt or erratic price movements than larger company securities.

In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.
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REPURCHASE AGREEMENTS

The Fund may invest in fully collateralized repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase).  Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.  However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser or Oaktree to be creditworthy.  The Adviser or Oaktree monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.  The Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

REVERSE REPURCHASE TRANSACTIONS

The Fund may enter into reverse repurchase transactions.  In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price.  The repurchase price generally is equal to the original sales price plus interest.  The Fund retains record ownership of the securities and the right to receive interest and principal payments.  The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with an expected return in excess of the cost of the reverse repurchase transaction.  Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage.  Reverse repurchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.  In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses.  The Fund will enter into reverse repurchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser or Oaktree.

Reverse repurchase transactions are considered by the SEC to be borrowings by the Fund under the 1940 Act.  At the time the Fund enters into a reverse repurchase transaction, it will direct its custodian to place in a segregated account assets (such as cash or liquid securities consistent with the Fund’s investment restrictions) having a value equal to the repurchase price (including accrued interest).  The Fund will monitor the account to ensure that the market value of the account equals the amount of the Fund’s commitments to repurchase securities.

SEGREGATION REQUIREMENTS

SEC Segregation Requirements

In addition to any margin restrictions discussed in this Statement of Additional Information, transactions in derivative contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the “SEC”).  For example, under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts.
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Liquidity Impact of Margin and SEC Segregation Requirements

Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open derivative obligations, the segregated assets will be available to the Fund immediately upon closing out the derivative position, while settlement of securities transactions could take several days. However, because the Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the derivative position remains open, the Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.

SHORT SALES

The Fund may seek to realize additional gains or hedge investments by selling a security short.  A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security.  To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer.  The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender.  The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan.  To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold.  Until the short position is closed out, the Fund also will incur transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases.  The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security.  Until the Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short less (ii) any collateral deposited with the broker (not including the proceeds of the short sale).  The assets in the segregated account are marked to market daily.  The collateral held by the broker and the segregated account with the custodian will not necessarily limit the Fund’s potential loss on a short sale, which is unlimited.

The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the price of the security declines between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses the Fund may be required to pay in connection with the short sale.  There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

SOVEREIGN OBLIGATIONS

The Fund may invest in an Underlying Fund that invests in sovereign debt obligations.  Investment in sovereign debt obligations involves special risks not present in corporate debt obligations.  The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations.  In the past, certain sovereign emerging market debtors have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

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A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

SPECIAL PURPOSE ACQUISITION COMPANIES

The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.  The Fund’s affiliates may create a SPAC for purchase by the Fund to assist the Fund in purchasing certain assets not otherwise available to the Fund.

STRUCTURED NOTES

Structured notes are debt securities which contain an embedded derivative component that may be linked to a particular equity security, a basket of equity securities or an index.  Structured notes generally entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations.  Rather than paying a straight fixed or floating coupon, the interest payments fluctuate based on the value of the linked item, as well as the underlying debt obligation.

Structured notes are subject to a number of fixed income risks including income risk, credit risk and market risk.  In addition, as a result of the imbedded derivative feature, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.  It is impossible to predict whether the referenced factor (such as an index) or prices of the underlying securities will rise or fall.  The Fund’s right to receive principal or interest payments on a structured product may vary in timing or amount, depending on changes in the reference factor and, at times, the price fluctuations may be very significant.  In addition, changes in the reference instrument or the underlying security may cause the interest rate on a structured note to be reduced to zero, at which point further adverse changes may lead to a reduction in the principal amount payable on maturity.  Even with respect to structured notes that purport to provide a “buffer,” the principal typically is protected only to the extent that the value of the reference factor does not fall below a set limit.  Structured notes may also be less liquid than other types of securities, and may be more volatile than the reference factor or security underlying the note.

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SWAPS

The Fund may invest without limitation in interest rate, index, total return, currency and credit default swap agreements.  A swap is an agreement between two parties (known as counterparties) where one stream of payments is exchanged for another based on a specified principal amount.  Swaps are typically used to limit or manage exposure to fluctuations in interest rates, currency exchange rates or potential defaults by credit issuers.  The Fund may attempt to enhance the return on the cash portion of its portfolio by investing in a total return swap agreement.  A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate.  The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month or sooner if one party owes the other a certain amount.  If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline to the counterparty.  The Fund may use its own net asset value as the underlying asset in a total return swap.  The Adviser or Oaktree may utilize a total return swap using the Fund’s return as the underlying asset in order for the Fund’s cash positions allocated to the swap to share in similar investment returns as the Fund itself while maintaining a sufficient cash position to meet liquidity needs in the Fund, including liquidity to invest in new investment opportunities.

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. government securities.  These securities may be backed by the credit of the government as a whole or only by the issuing agency.  U.S. Treasury bonds, notes and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities.  Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government.  Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

The Fund’s investments in U.S. government securities may include agency step-up obligations.  These obligations are structured with a coupon rate that “steps-up” periodically over the life of the obligation.  Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option.  Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment.  Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation.  However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate.  If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest.  As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. However, in 2011 S&P downgraded its rating of U.S. government debt, suggesting an increased credit risk. Further downgrades could have an adverse impact on the price and volatility of U.S. government debt instruments.

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Investment Restrictions

Fundamental Investment Limitations.  The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of:  (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1.  Borrowing Money.  The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage ratio of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by Section 18 of the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff, including Investment Company Act Release No. 10666 (April 18, 1979).

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities); the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage‑related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund’s total assets); (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures, bank loans or other securities.

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7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  The Fund will not invest 25% or more of its total assets in any investment company that so concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.  Diversification.  The Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  In other words, if the limitation is exceeded as a result of market fluctuations, fund redemptions or other non-investment related activity, the percentage limitation policy will not have been violated.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above and the illiquid investments policy set forth in paragraph 4 below.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation 1 above, and then not to exceed 33⅓% of the Fund’s assets.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

4.  Illiquid Investments.  The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  The Fund is one of three series in the Trust and six portfolios in the “Fund Complex”.  The Board generally meets four times a year to review the progress and status of the Fund.
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Leadership Structure.  The Trust is led by Patrick Galley, who has served as the President (principal executive officer) of the Trust, since the Trust’s inception.  Mr. Galley is an interested person by virtue of his position of Chief Investment Officer of the Funds’ investment adviser.  The Board of Trustees is comprised of Mr. Galley and four Independent Trustees (i.e. those who are not “interested persons” of the Trust, as defined under the 1940 Act).  The Trust has designated Mr. John S. Oakes as lead Independent Trustee. Governance guidelines provide that Independent Trustees will have an opportunity to meet in executive session at each Board meeting and more frequently if needed.  The Trust has an Audit Committee with a separate chair.  The Trust does not have a Nominating Committee, but the Audit Committee performs the duties of a nominating committee when and if necessary.  The Trust does not have a Qualified Legal Compliance Committee (QLCC). However, the Trust’s Audit Committee performs the duties of a QLCC if, and when necessary.  Under the Trust’s Declaration of Trust, By-Laws and governance guidelines, the President of the Board is generally responsible for (a) presiding over Board meetings, (b) setting the agendas for these meetings and (c) providing information to Board members in advance of each Board meeting and between Board meetings.  Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its President, together with the Audit Committee and the full Board of Trustees, provides effective leadership that is in the best interests of the Trust, the Fund and each shareholder.

Board Risk Oversight.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Mr. Marc Collins in his role as Chief Compliance Officer at meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications. Generally, the Trust has concluded that each Trustee is competent to serve because of their individual overall merits including (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Patrick Galley is the Chief Investment Officer for the Fund’s investment adviser and the portfolio manager of the Fund. His knowledge regarding the investment strategy of the Fund, more specifically the closed-end mutual fund industry makes him uniquely qualified to serve as the Fund’s President. Mr. John K. Carter was elected a trustee in January 2013. Mr. Carter possesses extensive mutual fund industry experience which the Board feels will assist the Trust as it grows. Mr. Carter was recently a Business Unit Head at Transamerica Asset Management, a subsidiary of Aegon, N.V. Mr. Carter oversaw the mutual fund servicing, operations and advisory services for Transamerica’s approximately 120 mutual funds. He also served as a compliance officer. Mr. Carter brings experience managing a large mutual fund complex, including experience overseeing multiple sub-advisers. Mr. Carter is currently an attorney in private practice and was previously an investment management attorney with experience as in-house counsel, serving with the Securities and Exchange Commission and in private practice with a large law firm. The Board feels Mr. Carter’s industry-specific experience, including as a chairman of another fund complex, as a compliance officer and as an experienced investment management attorney will be valuable to the Board as the Trust continues to grow and deal with legally complex issues. Mr. James G. Kelley has also served as an Independent Trustee since the Fund’s inception. He is currently a Certified Business & Life Coach, JGK & Associates and formerly the Vice President Finance & Operation with Paymaster Technologies, Inc. and Executive Vice President and Chief Operating Officer of The Hedman Company, a manufacturing company. Mr. Kelley has not only executive experience but is knowledgeable in both finance and accounting. His experience in these areas benefits the Board in its review of the Fund’s financial statements. Mr. Oakes was elected a Trustee in December 2010 and serves as the Board’s lead Independent Trustee. He has many years of experience in the securities industry. Additionally he had served on the Board of Directors of another registered investment company, including serving as its Chairman. The Board feels Mr. Oakes’ industry and board experience adds an operational perspective to the Board and his experience in marketing can assist the Fund in its efforts to expand into different distribution channels. Mr. Fred G. Steingraber was elected a trustee in January 2013. Mr. Steingraber possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust. Mr. Steingraber currently serves as Chairman of Board Advisors LLC, a consulting and advisory firm which assists organizations and corporate boards in assessing corporate governance, strategy and organization issues and executive compensation. Prior to his experience with Board Advisors LLC, Mr. Steingraber was Chief Executive Officer, and Chairman of the Board of Directors of A.T. Kearney, a global business consulting firm. Mr. Steingraber has extensive experience serving on advisory boards, corporate boards (of both publically-traded and privately-held companies) and not-for-profit boards, including boards of foundations, universities and hospitals. He also currently serves as the President and Chairman of the Board of Trustees of the Village of Kenilworth, Illinois. The Board believes Mr. Steingraber’s experience and expertise as a business consultant, including his expertise in corporate governance issues, adds depth and understanding to its consideration of the Trustee’s obligations to the Trust and shareholders.

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The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes him highly qualified.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Independent Trustees
Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
John K. Carter Y.O.B. 1961	Trustee	Indefinite/ January 2013 to present	Partner, Law Office of John K. Carter, P.A. (2015 to present); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to 2015); Business Unit Head, Transamerica Asset Management (2006 to 2012).	6	Director, Chairman of the Board of Directors, Transamerica Funds (120 funds) (2006 to 2012). Board Member, United Way of Tampa Bay (2011 to 2012)
James G. Kelley Y.O.B. 1948	Trustee	Indefinite/ December 2006 to present	Certified Business Coach, JGK & Associates (2000 to present).	5	N/A
John S. Oakes Y.O.B. 1943	Trustee; Lead Independent Trustee	Indefinite/ December 2010 to present	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to present); Regional Vice President, Securities America (a broker-dealer) (2007 to 2013).	6	N/A
Fred G. Steingraber Y.O.B. 1938	Trustee	Indefinite/ January 2013 to present	Chairman, Board Advisors LLC (a consulting firm) (2001 to present). Retired, Chairman Emeritus, A.T. Kearney (a business consulting firm) (2001 to present)	5
Director, Diamond Hill Financial Trends Fund (a closed-end fund) (1989 to 2013). Director, Elkay Manufacturing (2004 to present). Director, Talent Intelligence (leadership development) (2004 to present). Chairman Emeritus, A.T. Kearney (management consulting) (2001 to present). Chairman, Board Advisors (Board consulting) (2001 to present)

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[1]	The mailing address of each Trustee is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
[2]
The “Fund Complex” consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of RiverNorth Funds Trust, and the RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc. and the RiverNorth Marketplace Lending Corporation.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Interested Trustee and Officers
Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
Patrick W. Galley[3] Y.O.B. 1975	President, Principal Executive Officer and Trustee	Indefinite/ July 2006 to present	Chief Investment Officer, RiverNorth Capital Management, LLC. (2004 to present).	6
Board of Managers RiverNorth Capital Management, LLC (2010 to present), Board of Managers of RiverNorth Securities, LLC (2010 to 2012) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

Jonathan M. Mohrhardt Y.O.B. 1974	Treasurer and Chief Financial Officer	Indefinite/ February 2009 to present
Chief Compliance Officer, RiverNorth Capital Management, LLC. (2009 to 2012); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present) and President, Chief Executive Officer and Chief Compliance Officer, RiverNorth Securities, LLC (2010 to 2012).
NA
Board of Managers RiverNorth Capital Management, LLC (2010 to present), Board of Managers of RiverNorth Securities, LLC (2010 to 2012) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

Marcus L. Collins Y.O.B. 1968	Chief Compliance Officer; Secretary	Indefinite/ May 2012 to Present Indefinite/ January 2017 to Present
General Counsel, RiverNorth Capital Management, LLC (2012 to present), Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present); Counsel, Thompson Hine, LLP (law firm) (2007 to 2012).
				NA	NA
Allen G. French Y.O.B. 1959 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Secretary	Indefinite/ November 2016 to present
Senior Investment Company Act Paralegal, ALPS Fund Services, Inc. (2016 to present); Manager, Investment Company Act Products, Transamerica Asset Management, Inc. (2015 to 2016); Senior Paralegal, ALPS Fund Services, Inc. (2012 to 2015); Legal Operations Manager, Old Mutual Capital, Inc. (2006 to 2012).
				NA	NA
Peter Greenly Y.O.B. 1968 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Treasurer	Indefinite/ August 2016 to present	Fund Controller, ALPS Fund Services (2012 to present); Manager of Valuations with Great West Life and Annuity (2011 to 2012).	NA	NA

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[1]	The mailing address of each Trustee and officer, unless otherwise noted, is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
[2]
The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of RiverNorth Funds Trust, and the RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc. and the RiverNorth Marketplace Lending Corporation.

[3]	Patrick W. Galley is considered an “Interested” Trustee as defined in the 1940 Act, because he is an officer of the Trust and Chief Investment Officer of the Fund’s investment adviser.

Board Committees. The Trust has an audit committee that consists of all the Independent Trustees.  The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Fund, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Fund’s independent auditors and the full Board of Trustees.  None of the audit committee members are “Interested” as defined in the 1940 Act.  During the fiscal year ended September 30, 2016, the Audit Committee met three times.

Trustee Ownership.  As of December 31, 2016 the Trustees beneficially owned the following amounts in the other series in the Trust:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Securities in the Fund Complex[1]
Patrick W. Galley	Over $100,000	Over $100,000
John K. Carter	$0	$0
James G. Kelley	$1 - $10,000	$10,001 - $50,000
John S. Oakes	$10,001 - $50,000	Over $100,000
Fred G. Steingraber	$0	$0
[1]
The Fund Complex is comprised of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, and the RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc. and the RiverNorth Marketplace Lending Corporation.

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Trustee Compensation.  The following table describes the compensation paid to the Trustees for the Trust’s fiscal year ended September 30, 2016.  Trustees of the Fund who are deemed “interested persons” of the Trust receive no compensation from the Fund.  For the fiscal year ended September 30, 2016, each Trustee who is not an “interested person” received a fee of $36,000 per year plus $1,500 per meeting attended from the Trust. The audit committee chairman received an additional $1,000 per year from the Trust.  Effective October 1, 2016, each Trustee who is not an “interested person” receives a fee of $16,500 per year, plus $1,500 per meeting attended from the Trust. In addition, the Chair of the Audit Committee receives $500 annually and the Lead Independent Trustee receives $250 annually.

The Trustees are also compensated for their services as independent directors of the RiverNorth DoubleLine Strategic Opportunity Fund, Inc. and the RiverNorth Marketplace Lending Corporation. For their services, the Independent Directors receive an annual retainer in the amount of $16,500 from each of two funds, and an additional $1,500 for attending each meeting of the Board of Directors. In addition, the Chair of the Audit Committee receives $500 annually and the Chair of the Nominating and Corporate Governance Committee and the Lead Independent Director each receives $250 annually. The Independent Directors are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board of Directors of the RiverNorth DoubleLine Strategic Opportunity Fund, Inc. and the RiverNorth Marketplace Lending Corporation.

Messrs. Carter and Oakes are also compensated for their service as independent directors of the RiverNorth Opportunities Fund, Inc. For their services, Messrs. Carter and Oakes each receive a fee of $17,000 per year and an additional $2,000 per meeting, $1,000 per special telephonic meeting and $2,000 per special in-person meeting from the RiverNorth Opportunities Fund, Inc.

The following table shows compensation from the Fund Complex.1 Patrick W. Galley is an interested person of each Fund in the Fund Complex and has not received any compensation from any fund in the Fund Complex.

Name of Person	Aggregate Compensation from the Fund	Total Compensation from Fund and Fund Complex Paid to Trustees[1]
Patrick W. Galley	$0	$0
John K. Carter	$1,201	$68,000
James G. Kelley	$1,230	$43,000
John S. Oakes	$1,201	$68,000
Fred G. Steingraber	$1,201	$42,000
[1]
The Fund Complex is comprised of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, and the RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc. and the RiverNorth Marketplace Lending Corporation.

CODE OF ETHICS

Pursuant to the requirements of Rule 17j-1 under the 1940 Act and to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, the Fund, the Adviser and Oaktree have each adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Fund, the Adviser and Oaktree are subject to the applicable code of ethics when investing in securities that may be purchased, sold or held by the Fund.

MULTI-CLASS STRUCTURE

The Fund offers two classes of shares, Class R Shares and Class I Shares.  Each class of shares of the Fund represents an equal pro rata interest in the Fund and both classes have the same voting, dividend, liquidation and other rights.  The share classes differ in their investment minimums and the assessment of a 12b-1 fee as discussed below.

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DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for the Fund’s Class R shares.  The Plan permits the Fund to pay ALPS Distributors, Inc., the Trust’s distributor (the “Distributor”) for certain distribution and promotion expenses related to marketing Class R shares of the Fund.  The amount payable annually by the Fund is 0.25% of the average daily net assets for the Class R shares.

Under the Plan, the Distributor may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; and (g) costs of implementing and operating the Plan.

The Trustees expect that the Plan could significantly enhance the Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Fund in seeking to achieve its investment objective.

The Plan has been approved by the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person.  Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such Independent Trustees or by a majority of the outstanding shares of the Fund.  Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the Independent Trustees.

The Plan was activated as of December 28, 2012, and for the fiscal year ended September 30, 2016, the Fund accrued the following expenses under the Plan and paid the full amount to the Distributor:

	Class R Shares	Class I Shares
Advertising	$0	N/A
Compensation to broker-dealers	$10,718	N/A
Compensation to sales personnel	$0	N/A
Compensation to underwriters	$0	N/A
Interest, carrying, or other financing charges	$0	N/A
Printing and mailing of prospectuses to other than current shareholders	$0	N/A
Marketing Costs	$0	N/A
Total	$10,718	N/A
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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Principal Holders and Control Persons

As of December 31, 2016, the following persons were the owners of more than 5% of the outstanding shares of the Fund:
Name and Address	Percentage of Ownership	Type of Ownership
Class R Shares
CHARLES SCHWAB & COMPANY ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	58.57%	Record
TD AMERITRADE, INC. 200 S 108TH AVE OMAHA, NE 68154	15.99%	Record
NATIONAL FINANCIAL SERVICES CORP 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	13.92%	Record
UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	8.60%	Record
Class I Shares
RIVERNORTH DOUBLE LINE STRAT INCOME 325 N LA SALLE DR STE 645 CHICAGO IL 60654-7030	34.14%	Record
NATIONAL FINANCIAL SERVICES CORP 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	26.13%	Record
CHARLES SCHWAB & COMPANY ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	25.41%	Record
UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	5.14%	Record

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Beneficial shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

Management Ownership
As of December 31, 2016, all officers and trustees as a group beneficially owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser
The Trustees selected RiverNorth Capital Management, LLC as the investment adviser to the Fund.  RiverNorth Capital Management, LLC is a wholly owned subsidiary of RiverNorth Financial Holdings, LLC.  RiverNorth Financial Holdings, LLC is majority owned by RiverNorth Holding Co.  Brian H. Schmucker and Patrick W. Galley each owns, directly or indirectly, more than 25% of RiverNorth Holding Co. and each are deemed to control the Adviser.

Under the terms of the Management Agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees , provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund.  Effective January 31, 2017 through January 31, 2018, the Adviser has contractually agreed to defer management fees and/or reimburse the Fund for expenses it incurs, but only to the extent necessary to limit the Fund’s total annual operating expenses (excluding sales loads, brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses), including amortized offering costs, to 1.35% of the average daily net assets for the Class I shares and 1.60% of the average daily net assets for the Class R shares for that period.  Each deferral of fees or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses were incurred, provided that the Fund is able to make the repayment without exceeding the above expense limitations. For the fiscal year ended September 30, 2016, there were fee deferrals or reimbursements of $1,430 for Class R Shares by the Adviser and the Fund paid the Advisor previously deferred fees of $2,451 for Class I Shares and $2,196 for Class R Shares. The Fund has carryovers from prior years of amounts recoupable to the Adviser.

The Agreement will continue on a year‑to‑year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the Agreement nor interested persons as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval.  The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

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The following table shows the advisory fees paid to the Adviser by the Fund during the periods indicated:
Fiscal Year Ended	Advisory Fees Accrued	Total Fees Deferred And/or Expenses Reimbursed	Deferred Fees Recovered*	Net Advisory Fees Paid
September 30, 2014	$742,641	$(27,187)	$0	$715,454
September 30, 2015	$900,489	$0	$51,316	$951,805
September 30, 2016	$839,966	$(1,430)	$4,647	$843,183
*	As of the year ended September 30, 2016, the Fund had recoupment balances of $0 in Class I and $8,732 in Class R.

Sub-Adviser
The Trustees have approved the Adviser’s selection of Oaktree Capital Management, L.P. as the investment sub-adviser to the Fund.  Oaktree Capital Management, L.P., (“Oaktree”) located at 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071, is the Fund’s sub-adviser. Oaktree was founded in April 1995 and is a leading global investment management firm focused on alternative markets.

Under the terms of the sub-advisory agreement, Oaktree, subject to the supervision of the Adviser and the Board of Trustees, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies with respect to that portion of the Fund’s assets allocated to Oaktree.  As compensation for its sub-advisory services, the Adviser is obligated to pay Oaktree a fee equal to 0.50% of the average daily gross assets of the Fund allocated to Oaktree.

For the fiscal years ended September 30, 2016, September 30, 2015 and September 30, 2014, Oaktree received $285,782, $337,334 and $260,213, respectively, in sub-advisory fees with respect to the Fund.

Portfolio Managers
Below are the co-portfolio managers responsible for the day-to-day management of the Fund.  As of September 30, 2016, the co-portfolio managers were responsible for the management of the following other types of accounts (in addition to the Fund):

	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Patrick W. Galley	6	$3,133,471,081	4	$362,059,639	1	$33,111,317
Stephen O’Neill	5	$3,125,323,202	3	$360,139,222	1	$33,111,317
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*	These accounts are subject to a performance fee.

	Registered Investment Companies(1)		Other Pooled Investment Vehicles(2)		Other Accounts(3)
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Sheldon Stone	4	636	7	3,597	58	16,157
David Rosenberg	4	636	7	3,597	58	16,157
James Turner	6	750	13	4,725	27	3,608
Armen Panossian	1	20	8	6,742	6	687
(1)	Represents Oaktree’s sub-advised mutual fund portfolios that are registered with the SEC
(2)	Represents Oaktree’s proprietary commingled vehicles
(3)	Represents separately managed portfolios which are not sub-advised for registered investment companies

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts.  For example, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  In addition, the management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time, investment ideas and available investment opportunities across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, in which case the portfolio manager could favor one account over another.  Individual portfolio managers may also make investment decisions on behalf of one fund or account that has the potential to negatively impact another fund or account.  Both the Adviser and Oaktree manage potential conflicts between funds and other accounts through allocation policies and procedures and internal review processes that are designed to ensure that no one client is intentionally favored at the expense of another.

With respect to securities transactions for the Fund, the Adviser or Oaktree determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The Adviser or Oaktree may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund.  Securities selected for other funds or accounts managed by the Adviser or Oaktree may outperform the securities selected for the Fund.  Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, which information they could use to the advantage of other accounts and to the disadvantage of the Fund.  These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The appearance of a conflict of interest may also arise where the Adviser or Oaktree has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s, Adviser’s or Oaktree’s code of ethics will adequately address such conflicts.  One of the portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares.  Because the portfolio managers’ compensation may be indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

The Adviser, Oaktree and the Fund have each adopted a code of ethics that, among other things, permits personal trading under conditions where it has been determined that such trading would not reasonably be expected to adversely impact client accounts.  Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

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The Adviser, Oaktree and the Fund have adopted certain compliance procedures, which have been approved by the Board of Trustees, which are designed to address the types of conflicts described above.  However, there is no guarantee that such procedures will detect every situation in which a conflict arises.

RiverNorth Capital Management, LLC

Total compensation for Mr. Galley and Mr. O’Neill, co-portfolio managers of the Fund, is determined by the Adviser in accordance with its own internal policies and includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives, which may include mandatory notional investments in the Fund.  The amounts paid to Mr. Galley and Mr. O’Neill are based on a percentage of the fees earned by the Adviser from managing the Fund and other investment accounts.  The performance bonus reflects individual performance of the funds managed by the portfolio managers and the performance of the Adviser’s business as a whole.  Mr. Galley and Mr. O’Neill also participate in a 401K program on the same basis as other officers of the Adviser.

Oaktree Capital Management, L.P.

The compensation structure of Mr. Stone, Mr. Panossian, Mr. Rosenberg and Mr. Turner, co-portfolio managers of the Fund, is determined by Oaktree in accordance with its own internal policies.  Mr. Stone is a Principal of Oaktree and is compensated by virtue of his ownership interest in an Oaktree affiliate. The compensation for Mr. Panossian, Mr. Rosenberg and Mr. Turner, each a Managing Director of Oaktree, generally consists of a base salary, participation in the firm-wide bonus pool and distributions under Oaktree’s equity plan.  At Oaktree, salaries are capped so that a significant portion of an individual’s compensation is derived from bonuses, which are a function of the firm’s profitability and the individual’s responsibilities and performance, and equity participation for the most senior employees.  Mr. Panossian’s, Mr. Rosenberg’s and Mr. Turner’s compensation is not specifically dependent on the performance of the Fund.  They are not compensated based on the growth of the Fund’s assets, or any other assets managed by Oaktree, except to the extent that such growth contributes to the firm’s overall asset growth, which in turn contributes to the firm’s overall profitability.  Mr. Panossian, Mr. Rosenberg and Mr. Turner do not receive a percentage of the revenue earned on any client portfolios, and their compensation is not increased or decreased specifically as a result of any performance fee that may be earned by Oaktree with respect to the funds or accounts they manage.

The following table shows the dollar range of equity securities in the Fund beneficially owned by the portfolio managers as of December 31, 2016:

Name of Portfolio Manager	Dollar Range of Equity Securities In the Fund
Patrick W. Galley	$100,001 - $500,000
Steve O’Neill	$100,001 - $500,000
Sheldon Stone	None
Armen Panossian	None
David Rosenberg	None
James Turner	None

Administration
ALPS Fund Services, Inc. acts as the administrator (“Administrator”) for the Trust.  The Administrator assists in the filing of required disclosure documents with the SEC, preparation of Board materials and assisting with compliance testing.  For its services as Administrator, ALPS Fund Services, Inc. receives an annual fee from the Trust.

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The annual fee paid by the Fund is based on an allocation of the fee among all series in the Trust based on total net assets of each series of the Trust.

In addition, the Administrator provides the Trust with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. The associated fees for these services are reflected in the Administration Agreement.

The Fund paid ALPS Fund Services, Inc. the following amounts for transfer agency, fund administration and fund accounting services.

Administration, Fund Accounting, Transfer Agency Fees For the Fiscal Year Ending September 30

2014	$118,604
2015	$140,910
2016	$157,308

Custodian
State Street Bank and Trust Company, 100 Huntington Avenue, Boston, MA 02116, serves as the Fund’s custodian (“Custodian”).  The Custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

Distributor
ALPS Distributors, Inc. 1290 Broadway, Suite 1100, Denver, Colorado, 80203 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.  The Distributor also reviews and files certain advertising and sales materials with the appropriate regulatory authorities.  The Distributor does not receive a fee from the Fund for these services.

Transfer Agent
ALPS Fund Services, Inc. also acts as the transfer agent (“Transfer Agent”) for the Fund.  The Transfer Agent maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  The Transfer Agent receives an annual base fee from the Fund of $28,941 plus a per account fee.

Independent Registered Public Accounting Firm
The firm of Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, has been selected as Independent Registered Public Accounting Firm for the Trust for the fiscal year ended September 30, 2017.  Cohen & Company, Ltd. will perform an annual audit of the Fund’s financial statements and provides financial, tax and accounting services as requested.

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CYBER SECURITY RISK
The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser or Oaktree is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.  In placing portfolio transactions, the Adviser or Oaktree seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser or Oaktree generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received under the circumstances under which that particular trade is placed.

The Adviser or Oaktree is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser or Oaktree exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser or Oaktree determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser’s or Oaktree’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.  The Adviser or Oaktree may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser or Oaktree may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. (Much, if not all, of this information is the usual and customary research provided to the Adviser or Oaktree irrespective of any trading activity effected with that broker.)  The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser or Oaktree in servicing other accounts.  Similarly, research and information provided by brokers or dealers when serving other clients may be useful to the Adviser or Oaktree in connection with its services to the Fund.  Although research services and other information are useful to the Fund and the Adviser or Oaktree, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not increase or reduce the overall cost to the Adviser or Oaktree of performing its duties to the Fund under the Agreement.

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Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s or Oaktree’s clients seek to purchase or sell the same security at or about the same time, the Adviser or Oaktree may, but will not be required to, execute the transaction on a combined (“blocked”) basis.  Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated using a trade allocation deemed by the Adviser or Oaktree to be fair and consistent with its obligations to the Fund and its other clients.  The Adviser or Oaktree may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser or Oaktree believes an adjustment is reasonable.

The following table shows the brokerage commissions paid by the Fund for the periods indicated.

Fiscal Year Ended September 30, 2014	Fiscal Year Ended September 30, 2015	Fiscal Year Ended September 30, 2016
$14,712	$6,287	$8,093

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which are filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Fund may also make a partial or complete list of its holdings available to the public on the Fund’s website.  The timing of the disclosures may vary, but will be universally available to all parties when made.  The Fund may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Fund.  Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-Q with the SEC.  The Fund currently does not have any ongoing arrangements to release portfolio holdings information to rating agencies.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to:
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RiverNorth Capital Management, LLC – the Fund's Adviser;

ALPS Fund Services, Inc. – the Fund's Administrator, Transfer Agent, and Fund Accounting Agent;

State Street Bank and Trust – the Fund's Custodian.

The Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund.

The Fund also discloses portfolio holdings to:

Cohen & Company, Ltd. – the Fund's Independent Registered Public Accounting Firm;

Drinker Biddle & Reath LLP – the Fund's legal counsel;

Broadridge (ProxyEdge) – the Fund's proxy voting service; and;

FilePoint – the Fund's EDGAR vendor.

The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.
The Fund, the Adviser, Oaktree, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or special basis must  submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund’s shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below),  (iii) whether sufficient protections are in place to guard against personal trading based on the information and (iv) whether the disclosure presents a conflict between the interests of Fund shareholders and those of the Adviser, Oaktree or any affiliated person of the Fund, the Adviser or Oaktree. Additionally, the Adviser, Oaktree and any affiliated persons of the Adviser or Oaktree are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.  The Fund’s Chief Compliance Officer monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The agreements with the Adviser, Oaktree, the Transfer Agent, the Fund Accounting Agent and the Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holding and the duty not to trade on the non-public information.  The Board believes, based upon the Fund’s size and history, that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

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DETERMINATION OF SHARE PRICE

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open for business.  For a description of the methods used to determine the net asset value, see “How to Buy Shares – Purchasing Shares” in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or Oaktree (when consulted by the Adviser) believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on a securities exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser or Oaktree determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities, including Loans, generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser (or Oaktree when consulted by the Adviser) believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser (or Oaktree when consulted by the Adviser) decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser in conformity with guidelines adopted by and subject to review of the Board of Trustees.  This fair valuation may include use of quotes from brokers who make a market in the securities being valued.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  However, securities with a demand feature exercisable within seven days are generally valued at par value.

Other securities or instruments generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser (or Oaktree when consulted by the Adviser) believes such prices accurately reflect the fair market value of such securities or instruments. When market quotations are not readily available, when the Adviser (or Oaktree when consulted by the Adviser) determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities or instruments are being valued, such securities or instruments are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services at the time the Fund calculates its NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of foreign currencies in relation to the U.S. dollar. The value of securities or instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may change significantly on a day that the NYSE is closed without an investor being able to purchase, redeem or exchange shares.

If market or broker-dealer quotations are unavailable or deemed unreliable for a security or instrument or if a security’s or instrument’s value has been materially affected by events occurring after the close of the securities market on which the security principally trades but before the Fund calculates its NAV, the Fund may, in accordance with procedures adopted by the Board of Trustees, attempt to assign a value to the security that better reflects the security’s market value at the time the Fund calculates its NAV. This “fair” value may be higher or lower than the corresponding market price or quotation for such security and, because this process necessarily depends upon judgment, this value may also vary from valuations determined by other funds using their own fair valuation procedures. While the Fund’s use of fair value pricing is intended to result in calculation of an NAV that more fairly reflects security values as of the time of pricing, the Fund cannot guarantee that any fair value price will, in fact, accurately reflect the value of any security or instrument such that the security or instrument could be sold for the fair value amount.

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REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash.  However, if the amount redeemed is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities and other investments held by the Fund instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities or other investments received from the Fund, and the shareholder will bear any market-related risks of the securities or other investments until they are sold.

TAX CONSEQUENCES

The following discussion of U.S. federal income tax matters summarizes some of the important generally applicable U.S. federal income tax considerations not described in the Prospectus.  This is not intended to be a detailed explanation of the tax treatment of the Fund or the shareholders and the discussion here and in the Prospectus are not intended as a substitute for careful tax planning.  This discussion only relates to the Fund and to shares held by persons who are U.S. citizens or U.S. residents.  Potential investors should consult their own tax advisors as to the consequences of an investment in the Fund, taking into account their own tax situations.

The Fund has qualified as and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (as amended) (the “Code”).  Under the provisions of Subchapter M of the Code, the Fund will not be subject to federal income tax on amounts distributed to its shareholders.  In order to qualify as a regulated investment company under Subchapter M the Fund must distribute at least 90% of its investment company taxable income and at least 90% of Fund’s income must be derived from qualifying income including dividends, interest and gains from securities transactions.  In addition, the Fund must meet asset diversification tests.  If the Fund were to fail to qualify under Subchapter M of the Internal Revenue Code as a regulated investment company, the Fund would be subject to normal corporate income taxes on all of its taxable income and gains, whether or not distributed.  Any dividend distribution of the Fund’s earnings would still be taxable to the shareholders when received.

Regulated investment companies are also subject to a non-deductible 4% excise tax if they fail to distribute an amount equal to a specified percentage of their ordinary taxable income and capital gain net income by the end of each calendar year.  The Fund intends to make sufficient distributions in each calendar year to avoid liability for this excise tax.

Because the Fund may invest in foreign securities the Fund may be subject to foreign withholding taxes with respect to dividends or interest received in foreign countries.  If at the end of a taxable year more than 50% in value of the Fund assets consist of foreign stock or securities, the Fund may make an election to treat a proportionate of amount those foreign taxes as a distribution to each shareholder, which would allow a shareholder to either take a credit for its proportionate of share of such taxes against its U.S. federal income tax liability or to deduct that amount as an itemized deduction.  If the Fund is not eligible or does not make that election, the Fund will be entitled to deduct such foreign taxes in computing the amount it is required to distribute to its shareholders.

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Federal Withholding: The Fund is required by federal law to withhold 28% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser or Oaktree.  The Adviser or Oaktree will vote such proxies in accordance with its respective proxy policies and procedures. In some instances, the Adviser or Oaktree may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders and those of the Adviser or Oaktree or an affiliated person of the Adviser or Oaktree.  In such a case, the Trust’s policy requires that the Adviser or Oaktree abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  The Adviser or Oaktree shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s (or Oaktree’s) proxy voting policies.  The Board of Trustees shall make the proxy voting decision that, in its judgment, after reviewing the recommendation of the Adviser or Oaktree, is most consistent with the Adviser’s or Oaktree ‘s proxy voting policies and in the best interests of Fund shareholders.  When the Board of Trustees is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s and Oaktree’s policies and procedures are attached as Appendix A and B, respectively.

MORE INFORMATION.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll free, 1-888-848-7569.  The information also will be available on the SEC’s website at www.sec.gov.  In addition, a copy of the Trust’s proxy voting policies and procedures are also available by calling 1-888-848-7569 and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The financial statements and Independent Registered Public Accounting Firm’s report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund’s Annual Report to the shareholders for the fiscal year ended September 30, 2016.  The Trust will provide the Annual Report as well as the unaudited Semi-Annual Report for the six months ended March 31, 2016 without charge upon written request or request by telephone.

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APPENDIX A
PROXY VOTING POLICY OF THE ADVISER
Proxy Voting
RiverNorth Capital Management
PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (RiverNorth Capital)  specifically states that it does not vote proxies and the client, including clients governed by ERISA, is responsible for voting proxies.  Therefore, RiverNorth Capital will not vote proxies for these clients. However, RiverNorth Capital will vote proxies on behalf of investment company clients (“Funds”).  RiverNorth Capital has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth Capital accidentally receives a proxy for any non-Fund client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth Capital Management, LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in any Fund’s investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes.  Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund.  Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the “1940 Act”), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent.  Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

•	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value.  We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.  Requiring senior executives to hold stock in a company.
2.  Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.  Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

APPENDIX B

SUMMARY OF PROXY VOTING POLICY OF THE SUB-ADVISER

Clients often grant Oaktree the authority to vote proxies on their behalf. Oaktree views seriously its responsibility to exercise voting authority over securities that form part of its clients’ portfolios. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration. Oaktree has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with Oaktree’s fiduciary duties and SEC Rule 206(4)-6 under the Advisers Act.  Oaktree’s authority to vote the proxies of clients is established by the investment management agreements, or other comparable documents, establishing the clients’ accounts.

Oaktree maintains written proxy voting guidelines, which may be amended from time to time as deemed necessary. The proxy voting guidelines address a broad range of issues, including the selection of directors, executive compensation, proxy contests and tender offer defenses. Oaktree will generally vote in the manner as noted within the guidelines unless a different vote is deemed prudent under the specific circumstances, taking into consideration the contractual obligations under any investment management agreement, or other comparable document, and all other relevant facts and circumstances at the time of the vote. It is Oaktree’s policy to perform a detailed review of each proxy statement when considering the voting recommendations of the guidelines.

Proxy statements are generally reviewed by the investment analyst responsible for monitoring the security being voted, in conjunction with the proxy voting guidelines.  The proxy statement, the proxy voting guidelines and the proxy voting form will be provided to the investment analyst promptly upon receipt, by the Corporate Actions staff.  The proxy voting form will serve as Oaktree’s record as to the manner and details of the vote.  Once the investment analyst has completed the analysis, documented the vote and the basis for such vote, and signed the form, the proxy voting form is forwarded to the responsible Compliance officer or Legal officer for review.  In order to evidence such review, the Compliance or Legal officer will also sign the Proxy Voting Form.  Documentation that Oaktree has voted all proxies for accounts for which it has proxy voting authority is maintained by the Corporate Actions staff responsible for proxies.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest.  A conflict of interest may exist, for example if Oaktree has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.  Oaktree’s policies require that any person with knowledge of a personal conflict of interest (e.g., familial relationship with company management) regarding a particular proxy vote must notify a Legal and/or Compliance officer.  They will review the circumstances to determine if a material conflict exists, and, where appropriate, manage the conflict so that the proxy process may proceed.

Where Oaktree deems a client to be a “significant holder” of a particular security, the proxy voting guidelines provide for all votes to be made based on Oaktree’s case-by-case analysis of the circumstances. The following are examples of issues covered in the proxy voting guidelines for passive investments and how Oaktree generally votes proxies when those issues are presented:

B - 1

•
The election of directors and proposals regarding director compensation, mandatory retirement ages and indemnification or limitation of director liability will be evaluated on a case-by-case basis.  Classified board structures will generally be opposed.  Oaktree will generally support majority-independent boards, compensation committees and nomination committees as well as fixing the total number of directors who can serve on a board.

•
Oaktree generally supports confidential voting by shareholders, the ability of shareholders to act by written consent and the ability of shareholders to call meetings.  Preemptive rights, structures that result in unequal voting rights for different shareholders and requirements for supermajority shareholder voting will generally be opposed.  Other proposals regarding corporate structure and voting rights, including cumulative voting, increases in authorized shares and the creation or the elimination of share classes, will be evaluated on a case-by-case basis.

•
Matters related to mergers, acquisitions and other changes in control will be evaluated on a case-by-case basis.  Oaktree does uniformly support or oppose anti-takeover measures such as shareholder rights (poison pill) plans.

•
Oaktree generally supports profit sharing plans and performance-based compensation plans and will support employee stock purchase plans where the purchase price for shares under a proposed plan is no less than 85% of their fair market value.  Service-based compensation plans will be evaluated on a case-by-case basis.  Oaktree opposes blank check authority for a board or committee to amend existing compensation and benefit plans.  Proposals involving the creation or amendment of stock option plans, individual stock options, stock awards to particular employees and tax offset payments to particular executives will be evaluated on a case-by-case basis.

•	Management’s recommendations to approve a company’s auditors and the compensation for such auditors will generally be supported.

•
Oaktree will generally abstain from voting on proposals addressing corporate or social policy issues, including shareholder proposals requiring onerous disclosures or reporting, restricting normal business practices or establishing shareholder advisory committees.  Oaktree will evaluate proposals regarding environmental issues, asbestos liability and arbitrary caps on executive compensation on a case-by-case basis.

Oaktree clients that would like additional information regarding Oaktree’s proxy voting policies and procedures or how Oaktree has voted on specific proxies can forward their written requests to the attention of the Chief Compliance Officer.  Disclosure of this client option to receive additional proxy voting information is also made through Oaktree’s Form ADV Part 2A.
B - 2

APPENDIX C

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S & P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by S & P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S & P Global Ratings believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks – S & P Global Ratings issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk.  Default is a real possibility.

“RD” – Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Typically applicable to entity ratings only.

“D” – Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”)short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S & P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S & P Global Ratings.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.  The “CC” rating is used when a default has not yet occurred, but S & P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S & P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S & P Global Ratings does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - S & P Global Ratings issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S & P Global Ratings U.S. municipal note rating reflects S & P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S & P Global Ratings analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

An S & P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S & P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security.  Credit ratings are not statements of fact.  They include subjective considerations and involve expectations for future performance that cannot be guaranteed.  To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change.  Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary for a wide variety of potential reasons, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued.  In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur.  Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market.

PART C
OTHER INFORMATION

Item 28.          Exhibits.

(a)	Articles of Incorporation. Registrant's Declaration of Trust is incorporated by reference to Exhibit 23(a) to the Registrant's Registration Statement on Form N-1A filed July 31, 2006.

(a.1)          Amendment Number 1 to Declaration of Trust to revise the list of Trustees, as filed with the Ohio Secretary of State on October 10, 2006 is incorporated by reference to Exhibit 28(a.5) to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed June 11, 2014.

(a.2)          Amendment Number 2 to Declaration of Trust to change statutory agent for service, as filed with the Ohio Secretary of State on May 28, 2008 is incorporated by reference to Exhibit 28(a.6) to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed June 11, 2014.

(a.3)          Amendment Number 3 to Declaration of Trust to add new Trustees and create the RiverNorth/DoubleLine Strategic Income Fund, filed as Amendment Number 1 with the Ohio Secretary of State on December 28, 2010, is incorporated by reference to Exhibit 28(a.1) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed December 30, 2010.

(a.4)          Amendment Number 4 to Declaration of Trust to add the RiverNorth/Manning & Napier Dividend Income Fund, filed as Amendment Number 2 with the Ohio Secretary of State on July 11, 2012, is incorporated by reference to Exhibit 28(a.2) to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A filed July 12, 2012.

(a.5)          Amendment Number 5 to Declaration of Trust to add RiverNorth Dynamic Buy-Write Fund and RiverNorth/Oaktree High Income Fund, filed as Amendment No. 3 with the Ohio Secretary of State on October 1, 2012 is incorporated by reference to Exhibit 28(a.3) to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A filed October 5, 2012.

(a.6)          Amendment Number 6 to Declaration of Trust to add and revise the list of Trustees, as filed with the Ohio Secretary of State on February 12, 2013, is incorporated by reference to Exhibit 28(a.7) to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed June 11, 2014.

(a.7)          Amendment Number 7 to Declaration of Trust to rename RiverNorth Dynamic Buy-Write Fund and RiverNorth/Manning & Napier Dividend Income Fund is incorporated by reference to Exhibit 28(a.4) to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A filed January 28, 2014.

(a.8)          Amendment Number 8 to Declaration of Trust to add new I class Shares to the RiverNorth Core Opportunity Fund is incorporated by reference to Exhibit 28(a.8) to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed June 11, 2014.

(b)	By-Laws. Registrant's By-Laws are incorporated by reference to Exhibit 23(b) to the Registrant's Registration Statement on Form N-1A filed July 31, 2006.

(c)	Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and By-Laws of the Registrant.

(d)	Investment Advisory Contracts.

(d.1)          Management Agreement between the Registrant and RiverNorth Capital Management LLC related to the RiverNorth Core Opportunity Fund and the RiverNorth/DoubleLine Strategic Income Fund is incorporated by reference to Exhibit 28(d.1) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed December 30, 2010.
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(d.1.a)       Amendment to Management Agreement between Registrant and RiverNorth Capital Management, LLC to add RiverNorth/Manning & Napier Equity Income Fund is incorporated by reference to Exhibit 28(d.1.a) to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed April 25, 2012.

(d.1.b)       Amendment to Management Agreement between Registrant and RiverNorth Capital Management, LLC to add RiverNorth/Oaktree High Income Fund is incorporated by reference to Exhibit 28(d.1.c.) to Post-Effective Amendment No.20 to Registrant’s Registration Statement on Form N-1A filed November 20, 2012.

(d.2)          Letter Agreement, effective January 31, 2016, between the Registrant and RiverNorth Capital Management, LLC for the RiverNorth Core Opportunity Fund is incorporated by reference to Exhibit 28(d.2) to Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A filed January 28, 2016.

(d.3)          Letter Agreement, effective January 31, 2016, between the Registrant and RiverNorth Capital Management, LLC for the RiverNorth/DoubleLine Strategic Income Fund is incorporated by reference to Exhibit 28(d.3) to Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A filed January 28, 2016.

(d.4)          Sub-Advisory Agreement between RiverNorth Capital Management, LLC and DoubleLine Capital LP for the RiverNorth/DoubleLine Strategic Income Fund is incorporated by reference to Exhibit 28(d.4) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed December 30, 2010.

(d.5)          Sub-Advisory Agreement between RiverNorth Capital Management, LLC and Oaktree Capital Management L.P. is incorporated by reference to Exhibit 28(d.8) to Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A filed November 20, 2012.

(d.6)          Letter Agreement, effective January 31, 2017, between the Registrant and RiverNorth Capital Management, LLC for the RiverNorth/Oaktree High Income Fund is filed herewith.

(e)	Underwriting Contracts.

(e.1)          Distribution Agreement between Registrant and ALPS Distributors, Inc. is incorporated by reference to Exhibit 28(e) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed December 30, 2010.

(f)	Bonus or Profit Sharing Contracts. None

(g)	Custodian Agreement. Custody Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit 28(g) to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed June 11, 2014.

(h)	Other Material Contracts.

(h.1)          Administration, Bookkeeping and Pricing Services Agreement between the Registrant and ALPS Fund Services, Inc. is incorporated by reference to Exhibit 28(h.1) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed December 30, 2010.
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(h.2)          Transfer Agency and Services Agreement between the Registrant and ALPS Fund Services, Inc. is incorporated by reference to Exhibit 28(h.2) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed December 30, 2010.

(i)	Legal Opinion. Opinion and Consent of Drinker Biddle & Reath LLP dated January 28, 2015 is incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A filed January 28, 2015.

(j)	(j.1)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(j.2)	Consent of Drinker Biddle & Reath LLP is filed herewith.

(k)	Omitted Financial Statements. None

(l)	Initial Capital Agreements. Subscription Agreement of the Initial Investor is incorporated by reference to Exhibit 23(l) to Registrant's Pre-Effective Amendment No. 2 on Form N-1A filed December 7, 2006.

(m)	Rule 12b-1 Plan.

(m.1)          Distribution Plan Pursuant to Rule 12b-1 for the RiverNorth Core Opportunity Fund is incorporated by reference to Exhibit 23(m) to Registrant's Pre-Effective Amendment No. 1 on Form N-1A filed October 6, 2006.

(m.2)           Distribution Plan Pursuant to Rule 12b-1 for the RiverNorth/DoubleLine Strategic Income Fund is incorporated by reference to Exhibit 28(m.2) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed December 30, 2010.

(m.3)          Distribution Plan Pursuant to Rule 12b-1 for the RiverNorth/Oaktree High Income Fund is incorporated by reference to Exhibit 28(m.5) to Post-Effective Amendment No.20 to Registrant’s Registration Statement on Form N-1A filed November 20, 2012.

(n)	Rule 18f-3 Plan.

(n.1)          Rule 18f-3 Plan for RiverNorth/DoubleLine Strategic Income Fund is incorporated by reference to Exhibit 28(n) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed December 30, 2010.

(n.2)          Rule 18f-3 Plan for RiverNorth/Oaktree High Income Fund is incorporated by reference to Exhibit 28(n.3) to Post-Effective Amendment No.20 to Registrant’s Registration Statement on Form N-1A filed November 20, 2012.

(n.3)          Rule 18f-3 Plan for RiverNorth Core Opportunity Fund is incorporated by reference to Exhibit 28(n.4) to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed June 11, 2014.

(o)	Reserved.

(p)	Code of Ethics.

(p.1)          Updated Combined Code of Ethics for the Registrant and RiverNorth Capital Management is incorporated by reference to Exhibit 28(p.1) to Registrant's Post-Effective Amendment No. 32 on Form N‑1A filed January 28, 2016.

(p.2)          Updated Code of Ethics for DoubleLine Capital, LP is incorporated by reference to Exhibit 28(p.3) to Registrant's Post-Effective Amendment No. 32 on Form N-1A filed January 28, 2016.
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(p.3)          Updated Code of Ethics for ALPS Distributors, Inc. is filed herewith.

(p.4)          Updated Code of Ethics for Oaktree Capital Management L.P. is filed herewith.

(q)	Powers of Attorney.

Powers of Attorney of Trustees are incorporated by reference to Exhibit 28(q.4) to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed June 11, 2014.

Item 29.          Persons Controlled by or Under Common Control with the Fund.  None

Item 30.          Indemnification.

Reference is made to Article VI of the Registrant's Agreement and Declaration of Trust which is included.  The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.          Business and Other Connections of the Investment Adviser.

RiverNorth Capital Management, LLC, 325 N. LaSalle Street, Suite 645, Chicago, IL 60654 is a registered investment adviser.  Additional information about the Adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the adviser’s Form ADV, file number 801-61533.  Neither the Adviser, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.

DoubleLine Capital, LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071 is a registered investment adviser.  Additional information about the Sub-Adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the sub-adviser’s Form ADV, file number 801-70942.  Neither the Sub-Adviser, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.

Oaktree Capital Management L.P., 333 South Grand Avenue, Suite 2800, Los Angeles, CA 90071 is a registered investment adviser.  Additional information as to the business, profession, vocation or employment of a substantial nature of Oaktree Capital Management L.P. and its directors and officers is incorporated by reference to the Statement of Additional Information filed herewith, and the sub-adviser’s Form ADV, file number 801-48923, as filed under the Investment Advisers Act of 1940 by Oaktree Capital Management, L.P.

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Item 32.          Principal Underwriter.

(a)          ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 13D Activist Fund, ALPS Series Trust, The Arbitrage Funds, AQR Funds, Barings Funds Trust, BBH Trust, Brandes Investment Trust, Broadview Funds Trust, Brown Management Funds, Centre Funds, Century Capital Management Trust, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds,  DBX ETF Trust, ETFS Trust, Elevation ETF Trust, Elkhorn ETF Trust, FactorShares Trust, ETF Managers Trust, Financial Investors Trust, Firsthand Funds, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Real Estate Fund, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Series Fund, Inc., Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, Ivy NextShares Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Laudus Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, M3Sixty Funds Trust, Mairs & Power Funds Trust, Meridian Fund, Inc., Natixis ETF Trust, NorthStar Real Estate Capital Income Fund, NorthStar Real Estate Capital Income Fund-T, Oak Associates Funds, OWLshares Trust, Pax World Series Trust I, Pax World Funds Trust III, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, SCS Hedged Opportunities Master Fund, SCS Hedged Opportunities Fund, SCS Hedged Opportunities (TE) Fund, Sierra Total Return Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Total Return US Treasury Fund, USCF ETF Trust, USCF Mutual Funds Trust, Wasatch Funds, WesMark Funds, Westcore Trust, and Wilmington Funds.

(b)          To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter
Edmund J. Burke	Director
Jeremy O. May	President, Director
Thomas A. Carter	Executive Vice President, Director
Bradley J. Swenson	Senior Vice President, Chief Operating Officer
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer
Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary
Eric Parsons	Vice President, Controller and Assistant Treasurer
Randall D. Young**	Secretary
Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary
Douglas W. Fleming**	Assistant Treasurer
Steven Price	Senior Vice President, Chief Compliance Officer
Liza Orr	Vice President, Senior Counsel
Jed Stahl	Vice President, Senior Counsel
Taylor Ames	Vice President
Troy A. Duran	Senior Vice President, Chief Financial Officer
James Stegall	Vice President
Gary Ross	Senior Vice President
Kevin Ireland	Senior Vice President
Mark Kiniry	Senior Vice President
Tison Cory	Vice President, Intermediary Operations
Hilary Quinn	Vice President
Jennifer Craig	Assistant Vice President

5

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

Item 33.          Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at 1290 Broadway, Suite 1100, Denver, CO 80203, except that all records relating to the activities of the Registrant’s Custodian are maintained at the office of the Custodian at 100 Huntington Avenue, Boston, Massachusetts 02116.

Item 34.          Management Services. Not applicable.

Item 35.          Undertakings. None.
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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on the 27th day of January, 2017.

RiverNorth Funds

By:	/s/ Patrick W. Galley
Patrick W. Galley
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Patrick W. Galley	President (Principal Executive Officer) and Trustee		January 27, 2017
Patrick W. Galley

/s/ Jonathan M. Mohrhardt	Treasurer (Principal Financial and Accounting Officer)		January 27, 2017
Jonathan M. Mohrhardt

John K. Carter*	Trustee		January 27, 2017

James G. Kelley*	Trustee		January 27, 2017

Fred G. Steingraber*	Trustee		January 27, 2017

John S. Oakes*	Trustee		January 27, 2017

		*By:	/s/ Patrick W. Galley
Patrick W. Galley Attorney-in-Fact

January 27, 2017

Exhibit Index

1.	Letter Agreement regarding RiverNorth/Oaktree High Income Fund	EX-99.28(d.6)

2.	Consent of Independent Registered Public Accounting Firm	EX-99.28(j.1)

3.	Consent of Drinker Biddle and Reath LLP	EX-99.28(j.2)

4.	Updated Code of Ethics for ALPS Distributors, Inc.	EX-99.28(p.3)

5.	Updated Code of Ethics for Oaktree Capital Management L.P.	EX-99.28(p.4)